UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

First Trust S&P International Dividend Aristocrats ETF (FID)

First Trust BuyWrite Income ETF (FTHI)

First Trust Nasdaq BuyWrite Income ETF (FTQI)
(formerlyFirst Trust Hedged BuyWrite Income ETF (FTLB))

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance® ETF (AIRR)

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

First Trust Indxx Innovative Transaction & Process ETF (LEGR)

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

First Trust International Developed Capital Strength ETF (FICS)

Annual Report
For the Year Ended
September 30, 2022

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2022.
It is times like these that really test the mettle of investors. Are you someone that is implementing an investment plan with a long time horizon, a trader by nature, or do you fall somewhere in between? Frankly, the current climate is challenging for just about any strategy. While most investors are accustomed to dealing with high levels of volatility in the stock market, some of the daily swings we have witnessed lately have not only been uncharacteristically sharp but have occasionally seemed nearly inexplicable, in my opinion.
In case you have not noticed, volatility is also elevated in the fixed-income market. Bond valuations are down big in 2022. Year-to-date through October 31, 2022, the ICE BofA 15+ Year U.S. Treasury Index experienced a price decline of 33.51%, according to Bloomberg. It was down 31.87% on a total return basis, which includes reinvested interest. To put this into perspective, over the past 40 years, the worst annual showing by the U.S. Long-Term Government Bond Index (20-Year) tracked by Morningstar was the -14.90% total return posted in 2009 (think 2008-2009 global financial crisis). For those who may be unaware, investors benefitted from a trend of declining bond yields from September 1981 through August 2020. While that is an incredible run, nothing lasts forever. Suffice it to say, a lot of pain has been endured by investors in the markets this year and we believe there could be more to come in the near-term. The aggressive interest rate hikes by the Federal Reserve (the “Fed”) are a signal to the markets that it is behind the inflation curve. Moving forward, the Fed will be looking to lower inflation while simultaneously engineering a soft landing in the economy. That will be easier said than done, in my opinion.
There are far more headwinds challenging the securities markets than tailwinds. Here are just a few of those headwinds: stubbornly high inflation; additional rate hikes expected from the Fed from their November and December 2022 meetings, which could potentially push bond yields higher; the ongoing war between Russia and Ukraine, which is impacting the supply and prices of crude oil and natural gas; China enforcing a zero-tolerance policy to combat the spread of the coronavirus by locking down entire cities to its own economic detriment; and the potential for food and energy shortages this coming winter. With the housing market looking like it is finally cooling off, due largely to a huge spike in mortgage rates this year, which were up more than double the rate at the start of the year, the last big tailwind standing may just be the strong U.S. labor market. If the job market can hang in there, the Fed’s goal of a soft landing for the economy may be attainable. I think we will have a clearer picture of things at the start of 2023.
Year-to-date through October 31, 2022, the S&P 500® Index (the “Index”) posted a total return of -17.70%, according to Bloomberg, which puts the Index in bear market territory. A bear market is defined as a 20% or greater decline in the price of a security or index from its most recent peak. While the 17.70% decline in the Index would technically qualify as a stock market correction, investors should continue to view the current downturn as a bear market, in my opinion. Keep in mind, since World War II, there have been 12 bear markets in the Index, excluding the current bear market, according to Yardeni Research. The average price decline of those 12 bear markets was 33.6%. The average price gain over the 12-months following the trough reached during those bear markets was 40.8%, according to Bloomberg. Bear markets come and go. You can’t catch the turn if you are not in the market when the turn comes.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported in its October 2022 release that global gross domestic product (“GDP”) growth is expected to come in at 3.2% in 2022 and 2.7% in 2023, down from 6.0% in 2021. The IMF sees the U.S. economy growing 1.6% in 2022 and 1.0% in 2023, down from 5.7% in 2021. With respect to all Advanced Economies, the IMF is projecting GDP growth of 2.4% in 2022 and 1.1% in 2023, down from 5.2% in 2021. Lastly, it sees Emerging Markets and Developing Economies growing 3.7% in 2022 and 3.7% again in 2023, down from 6.6% in 2021. From 1970 to 2021, the average global GDP growth rate was 3.6%, according to the IMF. Looking ahead, the IMF notes that the global economy must navigate three key pressures: the war in Ukraine, world-wide inflation and continued economic headwinds in the U.S., Europe and China.
Russia’s war with Ukraine continues to destabilize the global economy, increasing the cost of living and impeding economic growth. European natural gas prices have spiked four-fold since 2021, according to the IMF. Russia has decreased natural gas deliveries to Europe by over 80% of their 2021 total, greatly increasing the likelihood of an energy shortage. Worldwide inflationary pressures continue to fester, with global inflation forecast to surge to 8.8% in 2022, up from 4.7% in 2021. Central banks have rapidly tightened monetary policy in response, and will likely have to continue to do so, in our opinion. These tighter financial conditions have produced significant headwinds to growth among most major economies and are likely to have at least some impact in 2023.
Performance of Global Stocks and Bonds
U.S. equities have turned negative over the past year. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of -15.47%, -15.25% and -18.83%, respectively, for the 12-month period ended September 30, 2022, according to Bloomberg. Value stocks outperformed growth stocks over the period. The S&P 500® Value Index posted a total return of -9.63% versus -21.11% for the S&P 500® Growth Index; an indication that investors may be anticipating slower growth over the near-term and are opting for companies that are trading at more attractive valuations. Nine of the eleven sectors that comprise the Index were down on a total return basis, with Energy and Utilities posting the only positive returns. The top-performer was Energy, up 45.70%, while the worst showing came from Communication Services, down 39.05%.
A Bloomberg survey of 23 equity strategists found that the average 2022 year-end price target for the Index was 4,346 as of September 15, 2022, down from 4,376 on August 16, 2022, according to its own release. Heading into 2022 (December 16, 2021), strategists had an average target of 4,950. The highest and lowest estimates on September 15, 2022, were 5,100 and 3,400, respectively. On September 15, 2022, the Index closed at 3,901.35, which was 18.66% below its all-time closing high of 4,796.56 on January 3, 2022. As of September 30, 2022, Bloomberg’s 2022, 2023 and 2024 consensus earnings growth rate estimates for the Index stood at 9.61%, 6.14% and 8.44%, respectively.
The performance of foreign equities continues to lag that of major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of -23.91% (USD) and -28.11% (USD), respectively, according to Bloomberg. Major foreign bond indices were also in negative territory. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -20.43% (USD), while the EM Hard Currency Aggregate Index of emerging markets debt fell by 23.01% (USD), according to Bloomberg. Over that same period, the U.S. dollar surged by 18.98% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY), pressuring the returns on unhedged foreign securities held by U.S. investors.
U.S. bond indices have not been immune to the aggressive tightening of monetary policy by central banks, particularly the U.S. Federal Reserve. The best performing index we track was the U.S. Treasury: Intermediate Index, which posted a total return of -9.23% for the 12-month period ended September 30, 2022. The worst performer was the U.S. Corporate Investment Grade Index which posted a total return of -18.53% for the same period. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 234 basis points (a 157.47% increase over the period) to close at 3.83% on September 30, 2022, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.10% for the 10-year period ended September 30, 2022.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Technology Dividend IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. The Index may include U.S.-listed securities of non-U.S. companies, including companies located in emerging market countries.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	10 Years Ended 9/30/22	Inception (8/13/12) to 9/30/22	5 Years Ended 9/30/22	10 Years Ended 9/30/22	Inception (8/13/12) to 9/30/22
Fund Performance
NAV	-20.93%	8.61%	10.97%	10.74%	51.16%	183.23%	181.19%
Market Price	-20.90%	8.63%	10.97%	10.74%	51.23%	183.12%	181.22%
Index Performance
Nasdaq Technology Dividend IndexTM	-20.54%	9.30%	11.68%	11.45%	55.98%	201.83%	199.88%
S&P 500® Index	-15.47%	9.24%	11.70%	11.86%	55.55%	202.44%	211.22%
S&P 500® Information Technology Index	-20.00%	16.74%	17.09%	17.13%	116.78%	384.27%	396.21%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a net asset value (“NAV”) return of -20.93% during the 12-month period covered by this report. During the same period, the S&P 500® Information Technology Index (the Benchmark”) generated a return of -20.00%. Two industries comprised 99% of the Fund’s investments during the period: 83.3% was allocated to the Information Technology sector, which contributed -16.4% to the Fund’s return, and 15.7% was allocated to the Communication Services sector, which contributed -3.7% to the Fund’s return.

Nasdaq® and Nasdaq Technology Dividend IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	85.4%
Communication Services	14.1
Industrials	0.5
Total	100.0%
Top Ten Holdings	% of Total Investments
International Business Machines Corp.	8.5%
Microsoft Corp.	8.1
Broadcom, Inc.	8.1
Apple, Inc.	8.0
Intel Corp.	7.4
Texas Instruments, Inc.	4.3
QUALCOMM, Inc.	3.9
Oracle Corp.	3.8
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.9
Analog Devices, Inc.	2.4
Total	57.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Multi-Asset Diversified Income IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “MDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts, real estate investment trusts (“REITs”), preferred securities, master limited partnerships (“MLPs”) and exchange-traded fund (“ETF”) that comprise the Index. The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred securities segment, 20% of its weight to the MLP segment and 20% of its weight to an ETF that invests in high yield corporate debt securities. The ETF in which the Fund invests may be advised by First Trust Advisors L.P.
The Index is designed to provide exposure to five asset segments, each selected to result in a consistent and high yield for the Index. The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	10 Years Ended 9/30/22	Inception (8/13/12) to 9/30/22	5 Years Ended 9/30/22	10 Years Ended 9/30/22	Inception (8/13/12) to 9/30/22
Fund Performance
NAV	-6.25%	0.30%	2.71%	2.79%	1.52%	30.59%	32.14%
Market Price	-6.25%	0.35%	2.71%	2.80%	1.75%	30.62%	32.23%
Index Performance
Nasdaq US Multi-Asset Diversified Income IndexSM	-5.80%	0.84%	3.34%	3.43%	4.29%	38.87%	40.71%
S&P 500® Index	-15.47%	9.24%	11.70%	11.86%	55.55%	202.44%	211.22%
Dow Jones U.S. Select DividendTM Index*	-3.10%	6.89%	10.53%	10.53%	39.56%	172.03%	175.69%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -6.25% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The Fund seeks to invest approximately 20% of its assets in each of five categories: Equities, Real Estate Investment Trusts (“REITs”), Preferred Securities, Master Limited Partnerships (“MLPs”), and a high-yield corporate debt exchange-traded fund. During the period covered by this report, the most significant positive contribution came from the allocation to MLPs, which contributed 2.7% to the Fund’s overall return. During that same period, the most significant negative contribution to the Fund’s return came from the allocation to REITs, which caused a -5.2% return for the Fund.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Nasdaq US Multi-Asset Diversified Income IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	31.3%
Other*	20.7
Energy	19.8
Real Estate	11.8
Communication Services	3.4
Industrials	3.3
Consumer Staples	2.9
Utilities	2.4
Materials	1.6
Information Technology	1.1
Consumer Discretionary	1.0
Health Care	0.7
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	20.7%
Icahn Enterprises, L.P.	1.5
SL Green Realty Corp.	1.4
Old Republic International Corp.	1.2
USA Compression Partners, L.P.	1.2
WESCO International, Inc., Series A	1.2
Ready Capital Corp.	1.1
KNOT Offshore Partners, L.P.	1.1
Broadmark Realty Capital, Inc.	1.1
Two Harbors Investment Corp.	1.0
Total	31.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (8/22/13) to 9/30/22	5 Years Ended 9/30/22	Inception (8/22/13) to 9/30/22
Fund Performance
NAV	-18.39%	-1.73%	0.53%	-8.34%	4.93%
Market Price	-18.15%	-1.80%	0.54%	-8.69%	4.99%
Index Performance
S&P International Dividend Aristocrats Index(1)	-17.19%	N/A	N/A	N/A	N/A
Dow Jones EPAC Select DividendTM Index(2)	-20.66%	-1.91%	0.95%	-9.21%	8.95%
MSCI World ex USA Index	-23.91%	-0.39%	2.33%	-1.96%	23.34%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -18.39% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of -23.91%. Japan received the greatest allocation of any country in the Fund during the period. With an allocation of 20.1%, investments in Japan contributed -2.6% to the Fund’s return, which was the most negative contribution to the Fund’s return of any country in the Fund. The only positive contribution came from investments in Mexico with a contribution to the Fund’s return of 0.3%.  The Fund’s currency exposure caused -10.4% of underperformance during the period covered by this report.

(1)	On August 30, 2018, the Fund’s underlying index changed from the Nasdaq International Multi-Asset Diversified Income IndexSM to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on November 23, 2018, so performance data does not exist for these time periods.
(2)	The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.
S&P International Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)
Sector Allocation	% of Total Investments
Financials	24.9%
Utilities	24.0
Real Estate	16.4
Industrials	7.9
Energy	7.8
Communication Services	6.9
Materials	4.6
Consumer Staples	4.2
Health Care	3.3
Total	100.0%

Country Allocation	% of Total Investments
Canada	25.3%
Japan	17.4
Hong Kong	14.8
Switzerland	10.5
United Kingdom	6.1
France	3.3
Germany	2.8
Spain	2.2
South Korea	2.2
Mexico	2.0
Finland	2.0
Australia	1.8
Bermuda	1.6
Norway	1.4
Singapore	1.4
Portugal	1.3
Belgium	1.2
Cayman Islands	1.0
Sweden	0.9
Netherlands	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Sino Land Co., Ltd.	2.3%
Capital Power Corp.	2.3
Enagas S.A.	2.2
Keyera Corp.	2.2
KT&G Corp.	2.2
Electric Power Development Co., Ltd.	2.1
Takeda Pharmaceutical Co., Ltd.	2.0
Arca Continental S.A.B. de C.V.	2.0
New World Development Co., Ltd.	1.9
Sun Hung Kai Properties Ltd.	1.9
Total	21.1%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it will write (sell) U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on the Nasdaq Stock Market LLC under the ticker symbol “FTHI.”
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Overall Market Recap
U.S. economic growth was mixed during the fiscal period from October 1, 2021 through September 30, 2022. The first quarter of the fiscal period was strong, with quarter-over-quarter annualized gross domestic product (“GDP”) growth of 7.0%. However, as 2022 began, growth turned negative for the first half of 2022 with GDP declining by 1.9% on an annualized basis for the semi-annual period. Third quarter annualized growth is expected to be positive at 2.3%. Despite two quarters of negative growth, the economy does not appear to be in a recession as the unemployment rate is very low at 3.5%, down from 4.7% one year ago. Job growth has been positive each and every month of the fiscal period with 5.69 million new jobs (BLS Non-Farm Payrolls) created during the same period.
Good news on the jobs front is being partially offset by bad news on the inflation and earnings front. After years of declining and/or low inflation, numbers as measured by the Consumer Price Index (“CPI”) show that inflation continued its surge from the pandemic lows of 0.1% year-over-year (“YOY”) in May of 2020. After jumping to 5.4% YOY at this time last year, it continued to surge higher, reaching a cycle high of 9.1% YOY in June of 2022. Subsequently, with a decline in energy prices, the CPI has fallen back to “only” 8.2% as of the September 2022 reading. Inflation is pernicious as it gradually eats away at the purchase power of the dollar and earnings, with a resultant decline in real living standards. As a measure of its impact, on the surface, earnings growth looks attractive for 2022, with average hourly earnings up 5.0% for the fiscal period. However, after accounting for inflation, U.S. real average weekly earnings declined by 3.8% during the fiscal period, meaning that on average, U.S. workers took a big pay cut in 2022.
The Federal Reserve (the “Fed”), reacting to the high inflation rates, has begun to aggressively hike interest rates. The Fed raised its benchmark short term interest rate by 0.25% in March 2022, 0.50% in May 2022, and then by 0.75% in June, July, and September 2022. Current expectations are for another 0.75% increase in November 2022. With the increasing Fed benchmark rate, interest rates for U.S. consumers have also risen. One common and very impactful rate, the 30-year mortgage rate as measured by Freddie Mac, increased from 3.01% one year ago to 6.70% as of September 30, 2022. Higher short term interest rates have increased the attractiveness of the U.S. Dollar, with the U.S. Dollar Index rising by 18.98% during the fiscal period.
The U.S. equity market, as represented by the Index, sold off during the fiscal period, down 15.47%, as higher inflation, higher interest rates, and a strong U.S. Dollar are all potential drags on future earnings. Riskier, smaller capitalization stocks, as represented by the Russell 2000® Index, performed poorly during the fiscal period, declining by 23.50%. With rising interest rates, bond investments also were hard hit during the fiscal period with the broad-based Bloomberg U.S. Aggregate Bond Index down 14.60% for the fiscal period.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22
Fund Performance
NAV	-7.60%	1.07%	3.97%	5.49%	40.53%
Market Price	-7.40%	1.11%	4.01%	5.67%	40.90%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index(1)	-11.21%	1.94%	4.28%	10.11%	44.16%
S&P 500® Index	-15.47%	9.24%	10.12%	55.55%	131.98%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
The Fund returned -7.40% on a market price basis and -7.60% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2022. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the “Benchmark”) returned -11.21% during the same period. During the fiscal period, the Fund paid a distribution in each month, with a total distribution for the fiscal period of $1.580 per share. The distribution per share as of September 30, 2022 was $0.150 per share.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
The Fund’s equity holdings during the 12-month period ended September 30, 2022 outperformed the Benchmark equity holdings. Overall, the Fund’s tilt toward higher dividend paying, cash flow generating companies was rewarded with solid relative returns during the period, however; a declining market dragged absolute returns into the negative territory. Relative returns for the same period were positively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight within the Benchmark. The Fund, on average, held 16.95% of its portfolio in Information Technology stocks versus the Benchmark’s weight of 27.83%. Additionally, the Fund was helped by its overweight to the Materials and Energy sectors, which were both outperforming sectors during the same period. Offsetting some of the positive relative performance from the Information Technology, Materials, and Energy sector allocations was the Fund’s stock selections within the Health Care and Financial sectors, where the portfolio managers’ selections over the period underperformed the Benchmark’s holdings. Finally, poor selection in companies in the Industrials and Communication Services sectors detracted from relative returns throughout the period.
For the fiscal period, the Fund’s “option strategy” of selling Index call options underperformed the Benchmark’s option strategy. Both option strategies added value during the fiscal period, but the Fund’s smaller structural over-write, capped at 75% of the Fund’s NAV, reduced the overall positive benefit relative to the overwrite of the Benchmark.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and seeking capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.83% versus the Index’s dividend yield of 2.30%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 69.7% of the Fund’s assets with an average time to expiration of 27 days. The combination of our dividend tilted equity holdings plus our options strategy provide a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and will be supportive of the Fund’s primary objective of providing current income.

(1)	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Sector Allocation	% of Total Investments
Information Technology	25.2%
Health Care	14.1
Energy	10.2
Consumer Discretionary	10.1
Consumer Staples	9.3
Communication Services	8.1
Financials	8.0
Industrials	4.7
Utilities	3.9
Real Estate	3.2
Materials	3.2
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	94.9%
Real Estate Investment Trusts	3.2
Master Limited Partnerships	0.5
Call Options Written	(0.1)
Net Other Assets and Liabilities	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	7.2%
Microsoft Corp.	6.0
Amazon.com, Inc.	3.4
Tesla, Inc.	2.2
Alphabet, Inc., Class A	2.1
Alphabet, Inc., Class C	1.9
Berkshire Hathaway, Inc., Class B	1.7
Johnson & Johnson	1.7
Lantheus Holdings, Inc.	1.5
UnitedHealth Group, Inc.	1.5
Total	29.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
The First Trust Nasdaq BuyWrite Income ETF (the “Fund”), formerly the First Trust Hedged BuyWrite Income ETF, is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund will pursue its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index®. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq Composite Index. The Fund will employ an option strategy in which it will write U.S. exchange-traded call options on the Nasdaq-100 Index® in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100 Index®, the Fund forfeits any upside potential of the Nasdaq-100 Index® above the strike price of the written call options. It is expected that the Fund will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be the Fund’s primary source of income. Under normal market conditions, the Fund will seek to distribute the majority of the option premiums collected. The Fund does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of the Fund’s assets. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTQI.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Overall Market Recap
U.S. economic growth was mixed during the fiscal period from October 1, 2021 through September 30, 2022. The first quarter of the fiscal period was strong, with quarter-over-quarter annualized gross domestic product (“GDP”) growth of 7.0%. However, as 2022 began, growth turned negative for the first half of 2022 with GDP declining by 1.9% on an annualized basis for the semi-annual period. Third quarter annualized growth is expected to be positive at 2.3%. Despite two quarters of negative growth, the economy does not appear to be in a recession as the unemployment rate is very low at 3.5%, down from 4.7% one year ago. Job growth has been positive each and every month of the fiscal period with 5.69 million new jobs (BLS Non-Farm Payrolls) created during the same period.
Good news on the jobs front is being partially offset by bad news on the inflation and earnings front. After years of declining and/or low inflation, numbers as measured by the Consumer Price Index (“CPI”) show that inflation continued its surge from the pandemic lows of 0.1% year-over-year (“YOY”) in May of 2020. After jumping to 5.4% YOY at this time last year, it continued to surge higher, reaching a cycle high of 9.1% YOY in June of 2022. Subsequently, with a decline in energy prices, the CPI has fallen back to “only” 8.2% as of the September 2022 reading. Inflation is pernicious as it gradually eats away at the purchase power of dollar and earnings, with a resultant decline in real living standards. As a measure of its impact, on the surface, earnings growth looks attractive for 2022, with average hourly earnings up 5.0% for the fiscal period. However, after accounting for inflation, U.S. real average weekly earnings declined by 3.8% during the fiscal period, meaning that on average, U.S. workers took a big pay cut in 2022.
The Federal Reserve (the “Fed”), reacting to the high inflation rates, has begun to aggressively hike interest rates. The Fed raised its benchmark short term interest rate by 0.25% in March 2022, 0.50% in May 2022, and then by 0.75% in June, July, and September 2022. Current expectations are for another 0.75% increase in November 2022. With the increasing Fed benchmark rate, interest rates for U.S. consumers have also risen. One common and very impactful rate, the 30-year mortgage rate as measured by Freddie Mac, increased from 3.01% one year ago to 6.70% as of September 30, 2022. Higher short term interest rates have increased the attractiveness of the U.S. Dollar, with the U.S. Dollar Index rising by 18.98% during the fiscal period.
The U.S. equity market, as represented by the S&P 500® Index, sold off during the fiscal period, down 15.47%, as higher inflation, higher interest rates, and a strong U.S. Dollar are all potential drags on future earnings. Riskier, smaller capitalization stocks, as represented by the Russell 2000® Index, performed poorly during the fiscal period, declining by 23.50%. With rising interest rates, bond investments also were hard hit during the fiscal period with the broad-based Bloomberg U.S. Aggregate Bond Index down 14.60% for the fiscal period.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22
Fund Performance
NAV	-9.00%	-0.44%	2.45%	-2.16%	23.53%
Market Price	-8.89%	-0.47%	2.47%	-2.31%	23.76%
Index Performance
CBOE S&P 500 95-110 Collar IndexSM(1)	-10.92%	9.69%	7.82%	58.82%	93.06%
S&P 500® Index	-15.47%	9.24%	10.12%	55.55%	131.98%
CBOE Nasdaq-100 Buywrite IndexSM(2)	-18.19%	2.40%	4.91%	12.61%	52.02%
Nasdaq-100 Index®(3)	-24.72%	13.95%	15.09%	92.16%	241.03%
(See Notes to Fund Performance Overview on page 36.)
Performance Review
On May 11, 2022, the Fund changed its investment strategy. The Fund adopted an amended investment strategy that involves investing primarily in equity securities listed on U.S. exchanges and utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index®. The Fund also changed its primary index to the Nasdaq-100 Index® and its secondary benchmark to the Cboe Nasdaq-100 BuyWrite IndexSM (the “BXN Index”). Performance comparisons for this report will compare the performance for the 12-month period ended September 30, 2022 versus the Nasdaq-100 Index® and BXN Index.
The Fund returned -8.89% on a market price basis and -9.00% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2022. The Fund’s benchmark, the Nasdaq-100 Index®, returned -24.72% during the same period. During the period, the Fund paid a distribution in each month, with a total distribution for the period of $1.41 per share. The distribution per share as of September 30, 2022 was $0.20 per share.
The Fund seeks to earn a return that is reasonably correlated to the underlying indices over a full market cycle by purchasing equity securities based upon a several factors such as liquidity, market capitalization, price level, sector classification, and contribution to risk and return. At the same time, the Fund seeks to limit the direct overlap with the underlying equity indices. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. For the period from September 30, 2021 to May 10, 2022, the underlying equity index was the S&P 500® Index. From May 11, 2022 to September 30, 2022, the underlying equity index was the Nasdaq-100 Index®.
The Fund’s equity holdings outperformed the benchmark equity holdings from October 1, 2021 through May 10, 2022. The Fund benefitted from a relative overweight to the Energy and Materials sectors prior to the investment strategy change during the same period. During that period, stocks in the Energy and Materials sectors, as measured by S&P 500® sector returns, were positive at 50.71% and 3.85%, respectively. The Nasdaq-100 Index® was down -15.59% during the time period prior to the investment strategy change while the broader S&P 500® Index was down -6.36% for the same period. Hurting relative performance during the same period was the Fund’s underweight to the Consumer Staples and Utilities sectors, which returned positive 12.74% and 12.51%, respectively, prior to the investment strategy change. Stock selection helped relative performance in the Information Technology sector while it hurt relative performance in the Health Care, Financials, and Consumer Staples sectors. After the investment strategy change on May 11, 2022, the Fund’s equity holdings outperformed the new underlying equity index with the Fund’s underweight in the Information Technology and Communication Services sectors contributing to relative outperformance for the period from May 11, 2022 through September 30, 2022. Stock selection was a positive contributor to relative performance in the Health Care sector after the investment strategy change, while stock selection in the Information Technology and Communication Services sectors hurt relative performance for the same period.

(1)	The CBOE S&P 500 95-110 Collar IndexSM is designed to protect an investment in S&P 500® stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500® Index; buying three-month S&P 500® put options to protect this S&P 500® portfolio from market decreases; and selling one-month S&P 500® call options to help finance the cost of the put options.
(2)	The Cboe Nasdaq-100 BuyWrite IndexSM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the Nasdaq-100 Index®. The index is a passive total return index based on (1) buying the Nasdaq-100 Index® stock index portfolio, and (2) “writing” (or selling) the near-term Nasdaq-100 Index® “covered” call option.
(3)	On May 11, 2022, the Fund’s primary benchmark changed from the S&P 500® Index to the Nasdaq-100 Index®, because the Advisor believes that the Nasdaq-100 Index® better reflects the investment strategies of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI) (Continued)
For the 12-month period ended September 30, 2022, the Fund’s option strategy of selling Index call options outperformed the benchmark’s option strategy. Prior to the investment strategy change, the Fund’s option strategy added to the absolute and relative returns of the Fund as the premiums received from the written call options helped offset some of the losses of the underlying equity portfolio in the down market. The Collar Index strategy sells call options 10% out-of-the-money and thus received less call option premium to protect the indices downside. After the investment strategy change, the Fund’s written call options also added to relative and absolute returns for the Fund while the BXN Index option strategy detracted from absolute returns. The Fund’s strategy of writing one, two, and three month call options slightly out-of-the-money was better able to navigate the extreme market rally and subsequent sell-off from June 16, 2022 to August 15, 2022 (the Nasdaq-100 Index® was up 22.97% during that period) and then from August 15, 2022 to September 30, 2022 (the Nadaq-100 Index® was down 19.63% during that period).
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of providing current income to its shareholders. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 1.71% versus the Nasdaq-100 Index® dividend yield of 1.58%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 75.51% of the Fund’s assets with an average time to expiration of 27 days. The combination of the dividend yield of the underlying equities plus our options strategy provide a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and will be supportive of the Fund’s objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq BuyWrite Income ETF (FTQI) (Continued)
Sector Allocation	% of Total Investments
Information Technology	42.1%
Communication Services	15.1
Financials	11.6
Consumer Discretionary	9.8
Health Care	7.2
Consumer Staples	6.1
Utilities	4.8
Industrials	3.0
Real Estate	0.3
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	97.6%
Call Options Written	(0.4)
Net Other Assets and Liabilities	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	12.4%
Microsoft Corp.	9.8
Tesla, Inc.	4.6
Amazon.com, Inc.	4.3
NVIDIA Corp.	2.5
Meta Platforms, Inc., Class A	2.4
Costco Wholesale Corp.	2.3
Alphabet, Inc., Class C	2.2
Alphabet, Inc., Class A	2.2
PepsiCo, Inc.	2.2
Total	44.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called Nasdaq US Rising Dividend AchieversTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index includes 50 U.S. exchange-traded equity securities, including securities issued by non-U.S. companies that trade on U.S. securities exchanges in the form of depositary receipts. The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization companies with a history of raising their dividends while exhibiting the characteristics to continue to do so in the future by including companies with strong cash balances, low debt and increasing earnings. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RDVY.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22	5 Years Ended 9/30/22	Inception (1/6/14) to 9/30/22
Fund Performance
NAV	-16.76%	8.61%	9.86%	51.12%	127.27%
Market Price	-16.72%	8.59%	9.86%	51.00%	127.32%
Index Performance
Nasdaq US Rising Dividend AchieversTM Index	-16.41%	9.18%	10.44%	55.16%	137.99%
Dow Jones U.S. Select DividendTM Index*	-3.10%	6.89%	9.07%	39.56%	113.38%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -16.76% during the 12-month period covered by this report. During the same period, the Dow Jones U.S. Select Dividend™ Index (the “Benchmark”) generated a return of -3.10%. During the period covered by this report, the Fund allocated 34.2% to the Financials sector, which was the largest allocation during the period. This sector was also the largest detracting sector with a -7.3% contribution to the Fund’s return. The 2.1% allocation to the Consumer Staples sector contributed 0.6% to the Fund’s return, the greatest contribution of any sector during the period covered by this report.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	35.4%
Information Technology	25.8
Health Care	10.4
Materials	8.2
Consumer Discretionary	5.9
Industrials	4.1
Communication Services	4.1
Energy	4.0
Consumer Staples	2.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Johnson & Johnson	2.1%
Louisiana-Pacific Corp.	2.1
Humana, Inc.	2.1
UnitedHealth Group, Inc.	2.1
Cummins, Inc.	2.1
Allstate (The) Corp.	2.1
Huntsman Corp.	2.1
PulteGroup, Inc.	2.1
Microsoft Corp.	2.1
Pfizer, Inc.	2.1
Total	21.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (3/5/14) to 9/30/22	5 Years Ended 9/30/22	Inception (3/5/14) to 9/30/22
Fund Performance
NAV	-9.32%	9.95%	9.23%	60.71%	113.19%
Market Price	-9.32%	9.94%	9.22%	60.59%	113.03%
Index Performance
Dorsey Wright Focus FiveTM Index	-8.95%	10.27%	9.61%	63.01%	119.57%
S&P 500® Index	-15.47%	9.24%	9.94%	55.55%	125.34%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -9.32% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The Energy sector received the greatest allocation of any sector during the period covered by this report. With an average weight in the Fund of 27.7% and a contribution to the Fund’s return of 5.0%, representing the greatest positive contribution to the Fund’s return. The Materials sector received an allocation of 12.7% and contributed -4.1% to the Fund’s return, representing the worst performance of any sector during the period covered by this report.

Nasdaq® and Dorsey Wright Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “AIRR.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (3/10/14) to 9/30/22	5 Years Ended 9/30/22	Inception (3/10/14) to 9/30/22
Fund Performance
NAV	-6.41%	8.16%	8.12%	48.01%	95.10%
Market Price	-6.38%	8.18%	8.14%	48.15%	95.36%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	-5.74%	8.93%	8.94%	53.34%	108.12%
S&P 500® Index	-15.47%	9.24%	9.93%	55.55%	124.86%
S&P 500® Industrials Index	-13.87%	4.87%	7.32%	26.87%	83.13%
Russell 2500® Index	-21.11%	5.45%	6.46%	30.40%	70.93%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -6.41% during the 12-month period covered by this report. During the same period, the S&P 500® Industrials Index (the “Benchmark”) generated a return of -13.87%. Investments in the Construction & Engineering industry received an allocation of 40.7%, more than any other industry during the period covered by this report. Investments in this industry contributed -2.0% to the Fund’s overall return. Investments in the Machinery industry received an allocation of 30.8% and caused a -6.2% contribution to the Fund’s return, the most negative contribution of any industry. The most positive source of return came from investments in the Commercial Services & Supplies industry. Investments in this industry caused a 2.2% contribution to the Fund’s return for the period covered by this report.

Richard Bernstein Advisors and Richard Bernstein Advisors American Industrial Renaissance® Index (“Index”) are trademarks and trade names of Richard Bernstein Advisors (“RBA”). The Fund is not sponsored, endorsed, sold or promoted by RBA and RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. RBA has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. RBA is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. RBA has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)
Sector Allocation	% of Total Investments
Industrials	89.7%
Financials	10.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Clean Harbors, Inc.	3.9%
Arcosa, Inc.	3.8
Hubbell, Inc.	3.6
Comfort Systems USA, Inc.	3.4
EMCOR Group, Inc.	3.4
Wabash National Corp.	3.3
NV5 Global, Inc.	3.2
Federal Signal Corp.	3.2
SPX Technologies, Inc.	3.2
RBC Bearings, Inc.	3.1
Total	34.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend YieldTM Index (the “Index”). Under normal conditions, the Fund invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks with the highest dividend yield comprising the Nasdaq US Large Mid Index™ that still maintain high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “DDIV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (3/10/14) to 9/30/22	5 Years Ended 9/30/22	Inception (3/10/14) to 9/30/22
Fund Performance
NAV	-11.08%	4.76%	6.34%	26.17%	69.30%
Market Price	-11.02%	4.73%	6.35%	26.02%	69.38%
Index Performance
Dorsey Wright Momentum Plus Dividend YieldTM Index(1)	-10.57%	N/A	N/A	N/A	N/A
Dow Jones U.S. Select DividendTM Index(2)	-3.10%	6.89%	8.91%	39.56%	107.69%
S&P 500® Index	-15.47%	9.24%	9.93%	55.55%	124.86%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -11.08% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. An allocation of 32.8% was given to the Financials sector, the most of any sector in the Fund during the period covered by this report. The second largest allocation was the 32.4% allocation to the Real Estate sector. The investments in the Financials sector contributed -5.8% to the Fund’s overall return, the worst contribution of any sector, while the Real Estate sector contributed a -3.2% return. The most positive contribution to the Fund’s return during the period covered by this report came from the 17.3% allocation in the Energy sector, which contributed 1.3% to the Fund’s return.

(1)	On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend YieldTM Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Dorsey Wright Momentum Plus Dividend YieldTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	30.6%
Real Estate	30.3
Energy	15.7
Utilities	5.4
Materials	4.8
Consumer Discretionary	4.1
Information Technology	4.0
Health Care	3.4
Industrials	1.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Rithm Capital Corp.	4.4%
Starwood Property Trust, Inc.	4.2
Blackstone Mortgage Trust, Inc., Class A	4.1
Kinder Morgan, Inc.	3.7
ONEOK, Inc.	3.4
Spirit Realty Capital, Inc.	3.3
DT Midstream, Inc.	3.1
Williams (The) Cos., Inc.	2.9
Lamar Advertising Co., Class A	2.8
VICI Properties, Inc.	2.7
Total	34.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “IFV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (7/22/14) to 9/30/22	5 Years Ended 9/30/22	Inception (7/22/14) to 9/30/22
Fund Performance
NAV	-26.89%	-3.39%	-0.93%	-15.85%	-7.38%
Market Price	-26.81%	-3.38%	-0.92%	-15.79%	-7.31%
Index Performance
Dorsey Wright International Focus FiveTM Index	-26.69%	-2.91%	-0.52%	-13.72%	-4.16%
MSCI ACWI ex USA Index	-25.17%	-0.81%	0.49%	-4.00%	4.10%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -26.89% during the 12-month period covered by this report. During the same period, the MSCI ACWI ex USA Index (the “Benchmark”) generated a return of -25.17%. The Fund’s exposure to India was greater than that of any other country during the period covered by this report. Indian investments received an allocation of 22.3% but contributed only -0.6% to the Fund’s overall return. The most negative contribution to the Fund’s return came from investments in the United Kingdom. This country received an allocation of 17.4% and caused a -5.0% contribution to the Fund’s overall return. The total currency impact to the Fund over the period covered by this report was -9.7%.

Nasdaq® and Dorsey Wright International Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus FiveTM Index (the “Index”). The Fund normally invests at least 80% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index, including the First Trust Enhanced Short Maturity ETF (“FTSM”), an ultra-short duration ETF. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index Provider determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. In addition to the First Trust sector and industry-based ETFs, the Index may select FTSM. FTSM is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FVC.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/22	5 Years Ended 9/30/22	Inception (3/17/16) to 9/30/22	5 Years Ended 9/30/22	Inception (3/17/16) to 9/30/22
Fund Performance
NAV	-4.18%	7.11%	8.76%	40.98%	73.15%
Market Price	-4.01%	7.13%	8.78%	41.13%	73.41%
Index Performance
Dorsey Wright Dynamic Focus FiveTM Index	-3.74%	7.44%	9.11%	43.15%	76.82%
S&P 500® Index	-15.47%	9.24%	11.03%	55.55%	98.24%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -4.18% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The greatest allocation to the Fund was the 20.7% allocated to the Energy sector. Investments in this sector contributed 7.2% to the Fund’s return, the greatest of any sector during the period covered by this report. The most negative contribution to the Fund’s return for the period came from investments in the Consumer Discretionary sector. These investments received an allocation of 11.5% and contributed -2.4% to the Fund’s overall return.

Nasdaq® and Dorsey Wright Dynamic Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “LEGR.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (1/24/18) to 9/30/22	Inception (1/24/18) to 9/30/22
Fund Performance
NAV	-25.55%	2.14%	10.42%
Market Price	-25.97%	2.08%	10.09%
Index Performance
Indxx Blockchain Index	-25.03%	3.11%	15.40%
S&P 500® Index	-15.47%	7.01%	37.31%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -25.55% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The Fund allocated 37.8% to the Financials sector, a greater allocation to the Fund than any other sector. Investments in this sector contributed -7.2% to the Fund’s return for the period covered by this report. The most significant contribution to the Fund’s return for the period was the -10.4% from the 31.8% allocation to the Information Technology sector. No invested sector had a significant positive contribution to the Fund’s return for the period. The total currency impact to the Fund during the period covered by his report was -4.8%.

Indxx and Indxx Blockchain Index (“Index”) are trademarks of Indxx Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	36.0%
Information Technology	31.7
Communication Services	9.5
Consumer Discretionary	8.5
Industrials	5.7
Utilities	2.9
Materials	1.8
Consumer Staples	1.7
Health Care	1.3
Energy	0.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Emirates Telecommunications Group Co., PJSC	1.4%
SAP SE	1.4
Industrial & Commercial Bank of China Ltd., Class H	1.4
Softbank Corp.	1.3
Zoetis, Inc.	1.3
China CITIC Bank Corp., Ltd., Class H	1.3
Swisscom AG	1.3
International Business Machines Corp.	1.3
Tata Consultancy Services Ltd.	1.3
Nordea Bank Abp	1.3
Total	13.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and Robotics IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “ROBT.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (2/21/18) to 9/30/22	Inception (2/21/18) to 9/30/22
Fund Performance
NAV	-36.76%	2.87%	13.93%
Market Price	-36.85%	2.86%	13.86%
Index Performance
Nasdaq CTA Artificial Intelligence and Robotics IndexSM	-36.54%	3.58%	17.56%
S&P 500® Index	-15.47%	8.24%	43.97%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -36.76% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The greatest allocation in the Fund for the period was the 33.4% allocated to the Software industry. Investments in this industry contributed -11.8% to the Fund’s overall return, which was by far the worst contribution to the Fund’s return of any industry during the period covered by this report. The best contribution to the Fund’s return came from the Aerospace & Defense industry which had an average weight of 6.9% and contributed 0.7% to the Fund’s overall return for the period. The total currency impact to the Fund over the period covered by this report was -6.2%.

Nasdaq® and Nasdaq CTA Artificial Intelligence and Robotics IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	60.6%
Industrials	22.3
Consumer Discretionary	8.9
Health Care	5.4
Communication Services	2.3
Real Estate	0.3
Consumer Staples	0.2
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
PROS Holdings, Inc.	2.6%
AVEVA Group PLC	2.3
Illumina, Inc.	2.1
Cadence Design Systems, Inc.	2.1
AeroVironment, Inc.	2.1
Halma PLC	2.1
Dynatrace, Inc.	2.0
Hexagon AB, Class B	2.0
QinetiQ Group PLC	2.0
ANSYS, Inc.	2.0
Total	21.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS)
The First Trust International Developed Capital Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called The International Developed Capital Strength IndexSM (the “Index”). The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies in the developed markets outside of the U.S. with strong market positions that have the potential to provide a greater degree of stability and performance over time. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “FICS.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (12/15/20) to 9/30/22	Inception (12/15/20) to 9/30/22
Fund Performance
NAV	-22.50%	-6.56%	-11.45%
Market Price	-22.33%	-6.34%	-11.08%
Index Performance
The International Developed Capital Strength IndexSM	-21.93%	-5.38%	-9.43%
MSCI World ex USA Index	-23.91%	-8.86%	-15.32%
(See Notes to Fund Performance Overview on page 36.)
The Fund generated a NAV return of -22.50% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of -23.91%. The Fund was most heavily weighted towards the Industrials sector during the period covered by this report. This sector received an allocation of 31.7% and contributed -7.8% to the Fund’s overall return, which was the most negative contribution of any sector. No sector contributed positively to the Fund’s total return for the period. The Fund’s currency exposure caused -12.5% of underperformance during the period covered by this report.

Nasdaq® and The International Developed Capital Strength IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS) (Continued)
Sector Allocation	% of Total Investments
Industrials	31.6%
Consumer Staples	17.1
Financials	16.3
Health Care	13.7
Information Technology	10.5
Materials	3.3
Consumer Discretionary	2.1
Communication Services	2.1
Energy	1.8
Real Estate	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Unilever PLC	2.5%
Intact Financial Corp.	2.4
Thomson Reuters Corp.	2.4
CGI, Inc.	2.3
CSL Ltd.	2.3
Obic Co., Ltd.	2.3
Wolters Kluwer N.V.	2.3
Deutsche Boerse AG	2.3
Heineken N.V.	2.3
Alimentation Couche-Tard, Inc.	2.3
Total	23.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2022 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Nasdaq BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust Dorsey Wright Dynamic Focus 5 ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, or First Trust International Developed Capital Strength ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$750.00	0.50%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
Multi-Asset Diversified Income Index Fund (MDIV) (b)
Actual	$1,000.00	$885.30	0.49%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	0.49%	$2.48
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$799.80	0.60%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$841.30	0.85%	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Nasdaq BuyWrite Income ETF (FTQI)
Actual	$1,000.00	$837.40	0.85%	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2022 (Unaudited)
	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$802.00	0.50%	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$867.70	0.30%	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$903.90	0.70%	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$813.80	0.60%	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$784.10	0.30%	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$916.70	0.30%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$772.10	0.65%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$714.00	0.65%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust International Developed Capital Strength ETF (FICS)
Actual	$1,000.00	$798.60	0.70%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2022 through September 30, 2022), multiplied by 183/365 (to reflect the six-month period).
(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Communications Equipment – 5.9%
67,424	ADTRAN Holdings, Inc.	$1,320,162
28,100	AudioCodes Ltd.	612,861
729,895	Cisco Systems, Inc.	29,195,800
523,303	Juniper Networks, Inc.	13,668,674
118,718	Motorola Solutions, Inc.	26,589,271
428,335	Nokia Oyj, ADR	1,828,990
634,465	Telefonaktiebolaget LM Ericsson, ADR	3,641,829
26,269	Ubiquiti, Inc.	7,711,528
		84,569,115
	Diversified Telecommunication Services – 9.4%
12,860	ATN International, Inc.	496,010
677,197	BCE, Inc.	28,401,642
90,892	Chunghwa Telecom Co., Ltd., ADR	3,229,393
170,832	Cogent Communications Holdings, Inc.	8,910,597
332,068	KT Corp., ADR	4,057,871
3,277,195	Lumen Technologies, Inc.	23,857,980
588,470	Telefonica Brasil S.A., ADR	4,425,294
80,903	Telkom Indonesia Persero Tbk PT, ADR	2,334,052
1,449,417	TELUS Corp.	28,785,422
780,694	Verizon Communications, Inc.	29,642,951
		134,141,212
	Electronic Equipment, Instruments & Components – 4.2%
150,387	Amphenol Corp., Class A	10,069,913
53,821	Avnet, Inc.	1,944,015
21,097	Benchmark Electronics, Inc.	522,784
37,563	CDW Corp.	5,862,833
626,905	Corning, Inc.	18,192,783
18,214	Jabil, Inc.	1,051,130
12,695	Methode Electronics, Inc.	471,619
91,347	National Instruments Corp.	3,447,436
27,324	TD SYNNEX Corp.	2,218,436
130,264	TE Connectivity Ltd.	14,375,935
65,485	Vishay Intertechnology, Inc.	1,164,978
		59,321,862
	Interactive Media & Services – 0.2%
97,365	JOYY, Inc., ADR	2,531,490
14,580	Shutterstock, Inc.	731,479
		3,262,969
	IT Services – 10.4%
53,768	Amdocs Ltd.	4,271,868
208,625	Cognizant Technology Solutions Corp., Class A	11,983,420
Shares	Description	Value

	IT Services (Continued)
10,324	Concentrix Corp.	$1,152,468
14,253	CSG Systems International, Inc.	753,699
16,172	Hackett Group (The), Inc.	286,568
328,964	Infosys Ltd., ADR	5,582,519
1,016,455	International Business Machines Corp.	120,765,019
86,738	SS&C Technologies Holdings, Inc.	4,141,739
49,130	Wipro Ltd., ADR	231,402
		149,168,702
	Media – 2.0%
3,203	Cable One, Inc.	2,732,319
901,928	Comcast Corp., Class A	26,453,548
		29,185,867
	Professional Services – 0.6%
33,044	KBR, Inc.	1,428,162
51,618	Leidos Holdings, Inc.	4,515,026
22,581	Science Applications International Corp.	1,996,838
		7,940,026
	Semiconductors & Semiconductor Equipment – 37.4%
57,667	Amkor Technology, Inc.	983,222
245,629	Analog Devices, Inc.	34,225,945
223,644	Applied Materials, Inc.	18,323,153
522,495	ASE Technology Holding Co., Ltd., ADR	2,607,250
26,233	ASML Holding N.V.	10,895,877
261,592	Broadcom, Inc.	116,149,464
531,270	Himax Technologies, Inc., ADR	2,571,347
4,090,337	Intel Corp.	105,407,984
43,186	KLA Corp.	13,069,379
22,405	Kulicke & Soffa Industries, Inc.	863,265
46,836	Lam Research Corp.	17,141,976
206,956	Microchip Technology, Inc.	12,630,525
202,083	Micron Technology, Inc.	10,124,358
6,954	Monolithic Power Systems, Inc.	2,527,084
112,077	NXP Semiconductors N.V.	16,532,478
12,766	Power Integrations, Inc.	821,109
493,548	QUALCOMM, Inc.	55,761,053
91,003	Skyworks Solutions, Inc.	7,759,826
12,128	STMicroelectronics N.V.	375,240
613,354	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	42,051,550
395,144	Texas Instruments, Inc.	61,160,388
224,943	United Microelectronics Corp., ADR	1,252,933
10,549	Universal Display Corp.	995,298
		534,230,704
	Software – 14.7%
20,514	A10 Networks, Inc.	272,221

See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
23,617	American Software, Inc., Class A	$361,812
20,356	Dolby Laboratories, Inc., Class A	1,326,193
8,889	Ebix, Inc.	168,624
46,537	InterDigital, Inc.	1,881,026
44,339	Intuit, Inc.	17,173,381
499,346	Microsoft Corp.	116,297,683
315,572	NortonLifeLock, Inc.	6,355,620
188,983	Open Text Corp.	4,996,711
880,399	Oracle Corp.	53,765,967
15,774	Progress Software Corp.	671,184
15,920	Roper Technologies, Inc.	5,725,469
29,201	Sapiens International Corp., N.V.	560,075
32,684	Xperi Holding Corp.	462,152
		210,018,118
	Technology Hardware, Storage & Peripherals – 12.6%
830,450	Apple, Inc.	114,768,190
114,278	Dell Technologies, Inc., Class C	3,904,879
1,144,332	Hewlett Packard Enterprise Co.	13,709,097
848,312	HP, Inc.	21,139,935
76,513	Logitech International S.A.	3,519,598
150,394	NetApp, Inc.	9,301,869
215,495	Seagate Technology Holdings PLC	11,470,799
233,574	Xerox Holdings Corp.	3,055,148
		180,869,515
	Wireless Telecommunication Services – 2.4%
1,324,111	Mobile TeleSystems PJSC, ADR (a) (b) (c)	182,304
56,108	PLDT, Inc., ADR	1,419,532
758,034	Rogers Communications, Inc., Class B	29,214,630
261,351	Telephone & Data Systems, Inc.	3,632,779
		34,449,245
	Total Investments – 99.8%	1,427,157,335
	(Cost $1,601,923,830)
	Net Other Assets and Liabilities – 0.2%	3,453,622
	Net Assets – 100.0%	$1,430,610,957

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At September 30, 2022, securities noted as such are valued at $182,304 or 0.0% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors, L.P., the Fund’s Advisor.
(c)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Wireless Telecommunication Services	$ 34,449,245	$ 34,266,941	$ —	$ 182,304
Other Industry Categories*	1,392,708,090	1,392,708,090	—	—
Total Investments	$ 1,427,157,335	$ 1,426,975,031	$—	$ 182,304

*	See Portfolio of Investments for industry breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2022
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 20.2%
	Energy Equipment & Services – 1.2%
302,427	USA Compression Partners, L.P.	$5,262,230
	Industrial Conglomerates – 1.5%
133,447	Icahn Enterprises, L.P.	6,628,312
	Oil, Gas & Consumable Fuels – 17.5%
251,368	Black Stone Minerals, L.P.	3,933,909
62,324	Cheniere Energy Partners, L.P.	3,325,609
163,844	Crestwood Equity Partners, L.P.	4,549,948
208,406	CrossAmerica Partners, L.P.	3,895,108
57,227	DCP Midstream, L.P.	2,150,018
52,426	Delek Logistics Partners, L.P.	2,670,581
160,184	Dorchester Minerals, L.P.	4,001,396
263,607	Energy Transfer, L.P.	2,907,585
199,635	EnLink Midstream, LLC (a)	1,774,755
121,532	Enterprise Products Partners, L.P.	2,890,031
135,213	Global Partners, L.P.	3,346,522
214,221	Holly Energy Partners, L.P.	3,515,367
256,583	Kimbell Royalty Partners, L.P. (a)	4,356,779
342,361	KNOT Offshore Partners, L.P. (a)	4,786,207
71,941	Magellan Midstream Partners, L.P.	3,417,917
147,560	MPLX, L.P.	4,428,276
62,993	Natural Resource Partners, L.P.	2,787,440
305,395	NuStar Energy, L.P.	4,122,833
282,470	Plains All American Pipeline, L.P.	2,971,584
273,312	Plains GP Holdings, L.P., Class A (a)	2,981,834
92,726	Sunoco, L.P.	3,613,532
114,461	Viper Energy Partners, L.P. (a)	3,280,452
100,987	Western Midstream Partners, L.P.	2,540,833
		78,248,516
	Total Master Limited Partnerships	90,139,058
	(Cost $74,218,615)
COMMON STOCKS – 19.7%
	Banks – 4.5%
76,544	Associated Banc-Corp.	1,537,004
31,044	Citigroup, Inc.	1,293,604
73,553	First Financial Bancorp	1,550,497
61,164	First Hawaiian, Inc.	1,506,469
38,509	First Interstate BancSystem, Inc., Class A	1,553,838
129,769	FNB Corp.	1,505,320
133,112	Huntington Bancshares, Inc.	1,754,416
92,873	KeyCorp	1,487,826
152,414	Northwest Bancshares, Inc.	2,059,113
46,157	Pacific Premier Bancorp, Inc.	1,429,021
31,947	Truist Financial Corp.	1,390,972
32,951	US Bancorp	1,328,584
44,263	WesBanco, Inc.	1,477,056
		19,873,720
	Biotechnology – 0.7%
11,042	AbbVie, Inc.	1,481,947
29,281	Gilead Sciences, Inc.	1,806,345
		3,288,292
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Capital Markets – 1.4%
53,761	Lazard Ltd., Class A	$1,711,213
97,337	Moelis & Co., Class A	3,290,964
69,069	Virtu Financial, Inc., Class A	1,434,563
		6,436,740
	Chemicals – 1.3%
39,778	Dow, Inc.	1,747,447
51,271	LyondellBasell Industries N.V., Class A	3,859,681
		5,607,128
	Containers & Packaging – 0.3%
40,051	International Paper Co.	1,269,617
	Diversified Telecommunication Services – 1.1%
186,628	AT&T, Inc.	2,862,874
51,083	Verizon Communications, Inc.	1,939,621
		4,802,495
	Electric Utilities – 1.2%
27,065	ALLETE, Inc.	1,354,603
23,198	Edison International	1,312,543
37,967	OGE Energy Corp.	1,384,277
23,680	Pinnacle West Capital Corp.	1,527,597
		5,579,020
	Food & Staples Retailing – 0.4%
53,062	Walgreens Boots Alliance, Inc.	1,666,147
	Food Products – 0.3%
44,783	Kraft Heinz (The) Co.	1,493,513
	Household Durables – 0.3%
43,247	Leggett & Platt, Inc.	1,436,665
	Household Products – 0.3%
55,744	Energizer Holdings, Inc.	1,401,404
	Industrial Conglomerates – 0.3%
12,870	3M Co.	1,422,135
	Insurance – 2.6%
42,420	Fidelity National Financial, Inc.	1,535,604
258,624	Old Republic International Corp.	5,413,000
19,633	Principal Financial Group, Inc.	1,416,521
19,121	Prudential Financial, Inc.	1,640,199
17,798	Safety Insurance Group, Inc.	1,451,605
		11,456,929
	IT Services – 0.8%
15,108	International Business Machines Corp.	1,794,981
143,647	Western Union (The) Co.	1,939,235
		3,734,216
	Leisure Products – 0.4%
31,248	Sturm Ruger & Co., Inc.	1,587,086
	Media – 0.3%
23,109	Omnicom Group, Inc.	1,457,947

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities – 0.4%
32,801	NorthWestern Corp.	$1,616,433
	Semiconductors & Semiconductor Equipment – 0.3%
47,960	Intel Corp.	1,235,929
	Textiles, Apparel & Luxury Goods – 0.3%
41,415	VF Corp.	1,238,723
	Thrifts & Mortgage Finance – 0.8%
252,107	New York Community Bancorp, Inc.	2,150,473
65,380	Provident Financial Services, Inc.	1,274,910
		3,425,383
	Tobacco – 1.1%
70,127	Altria Group, Inc.	2,831,728
42,287	Universal Corp.	1,946,894
		4,778,622
	Trading Companies & Distributors – 0.3%
25,440	Triton International Ltd.	1,392,331
	Wireless Telecommunication Services – 0.3%
106,389	Telephone & Data Systems, Inc.	1,478,807
	Total Common Stocks	87,679,282
	(Cost $100,203,318)
REAL ESTATE INVESTMENT TRUSTS – 17.9%
	Diversified REITs – 1.2%
101,445	Essential Properties Realty Trust, Inc.	1,973,105
104,779	STORE Capital Corp.	3,282,726
		5,255,831
	Health Care REITs – 0.6%
241,104	Medical Properties Trust, Inc.	2,859,494
	Mortgage REITs – 8.9%
264,072	Annaly Capital Management, Inc.	4,531,476
320,945	Arbor Realty Trust, Inc.	3,690,867
147,183	Blackstone Mortgage Trust, Inc., Class A	3,435,251
523,667	BrightSpire Capital, Inc.	3,304,339
913,978	Broadmark Realty Capital, Inc.	4,670,428
244,084	KKR Real Estate Finance Trust, Inc.	3,966,365
332,436	Ladder Capital Corp.	2,978,627
491,117	Ready Capital Corp.	4,979,926
188,836	Starwood Property Trust, Inc.	3,440,592
1,388,179	Two Harbors Investment Corp.	4,608,754
		39,606,625
	Office REITs – 2.5%
28,826	Boston Properties, Inc.	2,161,085
276,044	Piedmont Office Realty Trust, Inc., Class A	2,915,025
151,998	SL Green Realty Corp.	6,104,240
		11,180,350
	Retail REITs – 2.1%
100,019	Brixmor Property Group, Inc.	1,847,351
97,777	Getty Realty Corp.	2,629,223
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares/ Units	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Retail REITs (Continued)
53,330	National Retail Properties, Inc.	$2,125,734
31,264	Simon Property Group, Inc.	2,805,944
		9,408,252
	Specialized REITs – 2.6%
89,118	Four Corners Property Trust, Inc.	2,155,764
63,148	Gaming and Leisure Properties, Inc.	2,793,667
26,934	Lamar Advertising Co., Class A	2,221,786
341,379	Uniti Group, Inc.	2,372,584
68,002	VICI Properties, Inc.	2,029,860
		11,573,661
	Total Real Estate Investment Trusts	79,884,213
	(Cost $99,101,171)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.8%
	Banks – 4.0%
128,745	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b)	9.18%	10/30/40	3,591,986
146,052	Citigroup, Inc., Series J (c)	7.13%	(d)	3,743,313
141,116	Citigroup, Inc., Series K (c)	6.88%	(d)	3,616,803
130,701	PNC Financial Services Group (The), Inc., Series P, 3 Mo. LIBOR + 4.07% (b)	6.85%	(d)	3,317,191
141,435	Wells Fargo & Co., Series R (c)	6.63%	(d)	3,585,377
				17,854,670
	Capital Markets – 1.7%
148,292	Morgan Stanley, Series E (c)	7.13%	(d)	3,787,378
143,737	Morgan Stanley, Series F (c)	6.88%	(d)	3,604,924
				7,392,302
	Diversified Financial Services – 1.5%
144,200	Apollo Asset Management, Inc., Class A	6.38%	(d)	3,492,524
140,753	Apollo Asset Management, Inc., Series B	6.38%	(d)	3,335,846
				6,828,370
	Diversified Telecommunication Services – 1.7%
162,185	Qwest Corp.	6.50%	09/01/56	3,675,112
164,937	Qwest Corp.	6.75%	06/15/57	3,793,551
				7,468,663
	Food Products – 0.8%
140,544	CHS, Inc., Series 1	7.88%	(d)	3,644,306
	Insurance – 1.5%
150,095	Axis Capital Holdings Ltd., Series E	5.50%	(d)	3,164,002
136,559	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 4.37% (b)	7.66%	09/15/42	3,444,018
				6,608,020
	Mortgage Real Estate Investment Trusts – 4.2%
165,611	AGNC Investment Corp., Series C (c)	7.00%	(d)	3,858,736
180,591	AGNC Investment Corp., Series E (c)	6.50%	(d)	3,720,175
178,895	AGNC Investment Corp., Series F (c)	6.13%	(d)	3,445,518
229,162	Chimera Investment Corp., Series B (c)	8.00%	(d)	4,033,251

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts (Continued)
221,814	Two Harbors Investment Corp., Series B (c)	7.63%	(d)	$3,912,799
				18,970,479
	Multi-Utilities – 0.7%
134,545	NiSource, Inc., Series B (c)	6.50%	(d)	3,320,571
	Oil, Gas & Consumable Fuels – 0.9%
161,100	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (b)	9.25%	01/15/43	3,932,451
	Real Estate Management & Development – 2.7%
174,640	DigitalBridge Group, Inc., Class H	7.13%	(d)	3,917,175
177,214	DigitalBridge Group, Inc., Series I	7.15%	(d)	3,962,505
176,656	DigitalBridge Group, Inc., Series J	7.13%	(d)	4,003,025
				11,882,705
	Trading Companies & Distributors – 1.1%
189,556	WESCO International, Inc., Series A (c)	10.63%	(d)	5,108,534
	Total $25 Par Preferred Securities			93,011,071
	(Cost $100,261,602)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 20.6%
2,396,347	First Trust Tactical High Yield ETF (e)	91,828,017
	(Cost $113,970,109)
	Total Investments – 99.2%	442,541,641
	(Cost $487,754,815)
	Net Other Assets and Liabilities – 0.8%	3,559,303
	Net Assets – 100.0%	$446,100,944

(a)	This security is taxed as a “C” corporation for federal income tax purposes.
(b)	Floating rate security.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Perpetual maturity.
(e)	Investment in an affiliated fund.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 90,139,058	$ 90,139,058	$ —	$ —
Common Stocks*	87,679,282	87,679,282	—	—
Real Estate Investment Trusts*	79,884,213	79,884,213	—	—
$25 Par Preferred Securities*	93,011,071	93,011,071	—	—
Exchange-Traded Funds	91,828,017	91,828,017	—	—
Total Investments	$ 442,541,641	$ 442,541,641	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 91.3%
	Aerospace & Defense – 3.3%
93,234	BAE Systems PLC (a)	$819,193
249,600	Singapore Technologies Engineering Ltd. (a)	620,120
		1,439,313
	Banks – 7.4%
3,988	Bank of Montreal	349,533
7,304	Bank of Nova Scotia (The)	347,394
7,859	Banque Cantonale Vaudoise (a)	743,524
8,035	Canadian Imperial Bank of Commerce	351,682
33,300	Fukuoka Financial Group, Inc. (a)	593,046
96,200	Mitsubishi UFJ Financial Group, Inc. (a)	435,798
15,100	Sumitomo Mitsui Trust Holdings, Inc. (a)	429,440
		3,250,417
	Beverages – 2.0%
121,539	Arca Continental S.A.B. de C.V.	875,115
	Capital Markets – 3.8%
192,277	Ashmore Group PLC (a)	419,859
60,017	IG Group Holdings PLC (a)	508,630
15,505	IGM Financial, Inc.	386,348
19,600	SBI Holdings, Inc. (a)	351,723
		1,666,560
	Chemicals – 2.0%
12,093	BASF SE (a)	464,110
19,500	Denka Co., Ltd. (a)	428,790
		892,900
	Commercial Services & Supplies – 0.9%
31,494	Intrum AB (a)	395,839
	Construction & Engineering – 1.5%
25,558	Bouygues S.A. (a)	668,559
	Diversified Telecommunication Services – 5.7%
16,182	BCE, Inc.	678,511
1,301	Swisscom AG (a)	609,182
68,216	Telenor ASA (a)	624,321
29,707	TELUS Corp.	589,903
		2,501,917
	Electric Utilities – 7.9%
137,084	CK Infrastructure Holdings Ltd. (a)	699,173
68,212	CLP Holdings, Ltd. (a)	515,528
129,413	EDP - Energias de Portugal S.A. (a)	561,654
Shares	Description	Value

	Electric Utilities (Continued)
14,125	Emera, Inc.	$571,504
25,042	Fortum Oyj (a)	336,491
161,084	Power Assets Holdings Ltd. (a)	807,478
		3,491,828
	Gas Utilities – 7.0%
124,767	APA Group (a)	767,685
204,004	Beijing Enterprises Holdings Ltd. (a)	571,734
62,978	Enagas S.A. (a)	974,833
36,656	Rubis SCA (a)	762,818
		3,077,070
	Independent Power & Renewable Electricity Producers – 4.4%
28,887	Capital Power Corp.	980,780
65,800	Electric Power Development Co., Ltd. (a)	930,510
		1,911,290
	Insurance – 13.5%
14,775	Ageas S.A./N.V. (a)	538,869
2,337	Allianz SE (a)	368,158
3,190	Baloise Holding AG (a)	407,601
19,985	Great-West Lifeco, Inc.	431,428
4,786	Helvetia Holding AG (a)	448,475
188,783	Legal & General Group PLC (a)	450,621
27,001	Manulife Financial Corp.	423,775
17,500	MS&AD Insurance Group Holdings, Inc. (a)	463,448
1,573	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	378,654
16,926	Power Corp. of Canada	381,443
7,838	Sun Life Financial, Inc.	311,682
754	Swiss Life Holding AG (a)	333,126
24,900	Tokio Marine Holdings, Inc. (a)	442,551
1,339	Zurich Insurance Group AG (a)	533,793
		5,913,624
	Machinery – 1.0%
7,908	Sulzer AG (a)	454,925
	Media – 1.1%
26,062	Quebecor, Inc., Class B	480,544
	Metals & Mining – 1.3%
41,400	Asahi Holdings, Inc. (a)	581,464
	Multi-Utilities – 3.0%
20,593	ATCO Ltd., Class I	632,840
26,925	Canadian Utilities Ltd., Class A	700,340
		1,333,180

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 7.8%
13,315	Canadian Natural Resources Ltd.	$619,796
220,300	ENEOS Holdings, Inc. (a)	710,501
47,248	Keyera Corp.	972,768
19,658	Koninklijke Vopak N.V. (a)	357,671
18,546	TC Energy Corp.	747,022
		3,407,758
	Paper & Forest Products – 1.2%
16,743	UPM-Kymmene Oyj (a)	531,330
	Pharmaceuticals – 3.3%
7,275	Novartis AG (a)	554,624
34,100	Takeda Pharmaceutical Co., Ltd. (a)	885,502
		1,440,126
	Professional Services – 1.1%
17,191	Adecco Group AG (a)	474,464
	Real Estate Management & Development – 8.5%
215,914	Henderson Land Development Co., Ltd. (a)	604,605
153,082	Longfor Group Holdings Ltd. (a) (b) (c)	438,817
292,914	New World Development Co., Ltd. (a)	831,902
774,146	Sino Land Co., Ltd. (a)	1,018,256
74,269	Sun Hung Kai Properties Ltd. (a)	819,653
		3,713,233
	Tobacco – 2.2%
15,929	KT&G Corp. (a)	961,793
	Water Utilities – 1.4%
789,839	Guangdong Investment Ltd. (a)	630,939
	Total Common Stocks	40,094,188
	(Cost $49,981,207)
REAL ESTATE INVESTMENT TRUSTS – 7.8%
	Equity Real Estate Investment Trusts – 7.8%
17,441	Allied Properties Real Estate Investment Trust	345,449
122	Daiwa Office Investment Corp. (a)	567,495
992	Japan Metropolitan Fund Investment Corp. (a)	744,807
88,806	Link REIT (a)	619,911
358,827	Primary Health Properties PLC (a)	454,674
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
36,623	SmartCentres Real Estate Investment Trust	$687,999
	Total Real Estate Investment Trusts	3,420,335
	(Cost $4,523,237)
	Total Investments – 99.1%	43,514,523
	(Cost $54,504,444)
	Net Other Assets and Liabilities – 0.9%	396,995
	Net Assets – 100.0%	$43,911,518

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At September 30, 2022, securities noted as such are valued at $31,648,667 or 72.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

Currency Exposure Diversification	% of Total Investments
Canadian Dollar	25.2%
Japanese Yen	17.4
Hong Kong Dollar	17.4
Euro	13.7
Swiss Franc	10.5
British Pound Sterling	6.1
South Korean Won	2.2
Mexican Peso	2.0
Australian Dollar	1.8
Norwegian Krone	1.4
Singapore Dollar	1.4
Swedish Krona	0.9
Total	100.0%

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 3,250,417	$ 1,048,609	$ 2,201,808	$ —
Beverages	875,115	875,115	—	—
Capital Markets	1,666,560	386,348	1,280,212	—
Diversified Telecommunication Services	2,501,917	1,268,414	1,233,503	—
Electric Utilities	3,491,828	571,504	2,920,324	—
Independent Power & Renewable Electricity Producers	1,911,290	980,780	930,510	—
Insurance	5,913,624	1,548,328	4,365,296	—
Media	480,544	480,544	—	—
Multi-Utilities	1,333,180	1,333,180	—	—
Oil, Gas & Consumable Fuels	3,407,758	2,339,586	1,068,172	—
Other Industry Categories*	15,261,955	—	15,261,955	—
Real Estate Investment Trusts*	3,420,335	1,033,448	2,386,887	—
Total Investments	$ 43,514,523	$ 11,865,856	$ 31,648,667	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 94.9%
	Aerospace & Defense – 0.8%
1,627	Boeing (The) Co. (a)	$196,997
616	Lockheed Martin Corp.	237,955
3,384	Raytheon Technologies Corp.	277,014
		711,966
	Air Freight & Logistics – 0.3%
1,645	United Parcel Service, Inc., Class B	265,733
	Automobiles – 2.8%
44,320	Stellantis N.V.	524,749
7,335	Tesla, Inc. (a) (b)	1,945,609
		2,470,358
	Banks – 3.2%
23,239	Bank of America Corp.	701,818
5,112	Citigroup, Inc.	213,017
4,232	HDFC Bank, Ltd., ADR	247,233
9,741	JPMorgan Chase & Co. (b)	1,017,935
3,466	Royal Bank of Canada	312,079
8,679	Wells Fargo & Co. (b)	349,069
		2,841,151
	Beverages – 3.1%
9,961	Coca-Cola (The) Co.	558,015
31,096	Coca-Cola European Partners PLC (b)	1,325,312
2,998	MGP Ingredients, Inc.	318,268
3,567	PepsiCo, Inc.	582,348
		2,783,943
	Biotechnology – 1.0%
4,733	AbbVie, Inc. (b)	635,216
1,230	Amgen, Inc.	277,242
		912,458
	Building Products – 0.2%
2,741	UFP Industries, Inc.	197,791
	Capital Markets – 2.7%
17,351	Artisan Partners Asset Management, Inc., Class A	467,262
571	BlackRock, Inc.	314,210
3,607	Charles Schwab (The) Corp.	259,235
791	Goldman Sachs Group (The), Inc.	231,803
10,166	Moelis & Co., Class A	343,712
5,401	Morgan Stanley	426,733
1,323	S&P Global, Inc.	403,978
		2,446,933
	Chemicals – 1.1%
6,443	Chemours (The) Co.	158,820
1,169	Linde PLC	315,151
8,832	Valvoline, Inc.	223,803
3,373	Westlake Corp.	293,046
		990,820
	Communications Equipment – 0.9%
13,826	Cisco Systems, Inc.	553,040

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment (Continued)
35,661	Telefonaktiebolaget LM Ericsson, ADR	$204,694
		757,734
	Consumer Finance – 0.3%
1,920	American Express Co.	259,027
	Containers & Packaging – 1.2%
18,919	Sonoco Products Co. (b)	1,073,275
	Diversified Financial Services – 1.7%
5,777	Berkshire Hathaway, Inc., Class B (a) (b)	1,542,574
	Diversified Telecommunication Services – 0.9%
15,622	AT&T, Inc. (b)	239,641
15,632	Verizon Communications, Inc.	593,547
		833,188
	Electric Utilities – 2.4%
20,190	Avangrid, Inc.	841,923
7,306	IDACORP, Inc.	723,367
4,749	NextEra Energy, Inc.	372,369
3,697	Otter Tail Corp.	227,440
		2,165,099
	Electrical Equipment – 0.4%
13,808	ABB, Ltd., ADR	354,313
	Entertainment – 0.9%
1,107	Netflix, Inc. (a)	260,632
6,118	Walt Disney (The) Co. (a)	577,111
		837,743
	Food & Staples Retailing – 1.5%
1,142	Costco Wholesale Corp.	539,332
6,465	Grocery Outlet Holding Corp. (a)	215,220
4,832	Walmart, Inc.	626,711
		1,381,263
	Food Products – 2.6%
22,811	Cal-Maine Foods, Inc. (b)	1,268,064
32,331	Flowers Foods, Inc.	798,252
4,174	Mondelez International, Inc., Class A	228,860
		2,295,176
	Health Care Equipment & Supplies – 3.1%
6,408	Abbott Laboratories	620,038
1,634	Intuitive Surgical, Inc. (a)	306,277
14,486	Koninklijke Philips N.V.	222,940
19,072	Lantheus Holdings, Inc. (a) (b)	1,341,334
2,986	Medtronic PLC	241,119
		2,731,708
	Health Care Providers & Services – 2.9%
944	Cigna Corp.	261,932
3,026	CVS Health Corp. (b)	288,590
560	Elevance Health, Inc.	254,374
20,410	Patterson Cos., Inc.	490,248
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
2,635	UnitedHealth Group, Inc. (b)	$1,330,780
		2,625,924
	Hotels, Restaurants & Leisure – 0.9%
1,809	McDonald’s Corp.	417,409
4,477	Starbucks Corp.	377,232
		794,641
	Household Durables – 0.3%
4,766	Sony Group Corp., ADR	305,262
	Household Products – 1.1%
7,933	Procter & Gamble (The) Co. (b)	1,001,541
	Independent Power & Renewable Electricity Producers – 1.0%
15,766	Atlantica Sustainable Infrastructure PLC	414,646
6,564	Clearway Energy, Inc., Class C	209,063
10,570	Vistra Corp.	221,970
		845,679
	Industrial Conglomerates – 0.8%
2,537	3M Co.	280,339
2,558	Honeywell International, Inc.	427,109
		707,448
	Interactive Media & Services – 5.2%
19,324	Alphabet, Inc., Class A (a) (b)	1,848,341
17,785	Alphabet, Inc., Class C (a) (b)	1,710,028
7,764	Meta Platforms, Inc., Class A (a) (b)	1,053,419
		4,611,788
	Internet & Direct Marketing Retail – 3.3%
26,473	Amazon.com, Inc. (a) (b)	2,991,449
	IT Services – 3.7%
1,569	Accenture PLC, Class A	403,704
1,048	Automatic Data Processing, Inc.	237,047
13,632	Infosys Ltd., ADR	231,335
1,965	International Business Machines Corp.	233,462
2,866	Mastercard, Inc., Class A	814,918
4,684	PayPal Holdings, Inc. (a)	403,152
5,520	Visa, Inc., Class A (b)	980,628
		3,304,246
	Life Sciences Tools & Services – 1.4%
2,314	Danaher Corp.	597,683
1,309	Thermo Fisher Scientific, Inc. (b)	663,912
		1,261,595
	Machinery – 0.5%
1,382	Caterpillar, Inc.	226,758
746	Deere & Co.	249,082
		475,840
	Media – 0.6%
16,857	Comcast Corp., Class A	494,416

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining – 0.8%
2,846	Reliance Steel & Aluminum Co.	$496,371
3,213	Steel Dynamics, Inc.	227,962
		724,333
	Multi-Utilities – 0.5%
12,080	Avista Corp.	447,564
	Oil, Gas & Consumable Fuels – 9.6%
39,481	Antero Midstream Corp.	362,436
6,542	Antero Resources Corp. (a)	199,727
10,258	Archaea Energy, Inc. (a)	184,747
10,637	Chesapeake Energy Corp. (b)	1,002,112
5,164	Chevron Corp.	741,912
58,129	Comstock Resources, Inc. (a) (b)	1,005,050
2,654	ConocoPhillips	271,610
17,634	CVR Energy, Inc.	511,033
14,423	Delek US Holdings, Inc.	391,440
13,027	EQT Corp.	530,850
11,234	Exxon Mobil Corp. (b)	980,841
11,401	Magnolia Oil & Gas Corp., Class A	225,854
8,369	Murphy Oil Corp.	294,338
6,333	New Fortress Energy, Inc.	276,815
10,601	Ovintiv, Inc.	487,646
7,622	PBF Energy, Inc., Class A (a)	267,990
7,548	PDC Energy, Inc.	436,199
7,923	Range Resources Corp.	200,135
26,037	SFL Corp., Ltd.	237,197
		8,607,932
	Personal Products – 0.5%
9,495	Unilever PLC, ADR	416,261
	Pharmaceuticals – 5.5%
4,984	Bristol-Myers Squibb Co.	354,313
2,012	Eli Lilly & Co.	650,580
9,241	Johnson & Johnson (b)	1,509,610
6,361	Merck & Co., Inc.	547,809
10,932	Novartis AG, ADR	830,942
15,082	Pfizer, Inc.	659,988
9,418	Royalty Pharma PLC, Class A	378,415
		4,931,657
	Professional Services – 0.2%
3,316	TransUnion	197,269
	Road & Rail – 0.3%
1,382	Union Pacific Corp.	269,241
	Semiconductors & Semiconductor Equipment – 3.8%
3,817	Advanced Micro Devices, Inc. (a)	241,845
1,589	Analog Devices, Inc.	221,411
3,694	Applied Materials, Inc.	302,650
1,039	Broadcom, Inc.	461,326
11,434	Intel Corp.	294,654
6,414	NVIDIA Corp. (b)	778,596
2,648	QUALCOMM, Inc.	299,171
5,632	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	386,130
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
2,842	Texas Instruments, Inc.	$439,885
		3,425,668
	Software – 9.4%
1,810	Adobe, Inc. (a)	498,112
1,091	Intuit, Inc.	422,566
22,682	Microsoft Corp. (b)	5,282,638
1,401	Nice Ltd., ADR (a)	263,724
6,086	Oracle Corp.	371,672
3,705	salesforce.com, Inc. (a)	532,927
8,797	SAP SE, ADR	714,756
816	ServiceNow, Inc. (a)	308,130
		8,394,525
	Specialty Retail – 2.2%
11,839	Buckle (The), Inc.	374,823
2,695	Home Depot (The), Inc. (b)	743,658
1,431	Lowe’s Cos., Inc.	268,756
2,054	Murphy USA, Inc.	564,665
		1,951,902
	Technology Hardware, Storage & Peripherals – 7.1%
46,018	Apple, Inc. (b)	6,359,688
	Textiles, Apparel & Luxury Goods – 0.5%
4,807	NIKE, Inc., Class B	399,558
	Tobacco – 0.3%
3,591	Philip Morris International, Inc.	298,089
	Trading Companies & Distributors – 1.0%
1,574	Veritiv Corp (a)	153,890
3,024	Watsco, Inc.	778,559
		932,449
	Wireless Telecommunication Services – 0.4%
2,536	T-Mobile US, Inc. (a)	340,255
	Total Common Stocks	84,968,473
	(Cost $93,396,209)
REAL ESTATE INVESTMENT TRUSTS – 3.2%
	Equity Real Estate Investment Trusts – 3.2%
1,829	American Tower Corp.	392,686
47,409	Apartment Investment and Management Co., Class A	346,086
8,943	EPR Properties	320,696
23,074	Equity Commonwealth	562,083
13,921	Omega Healthcare Investors, Inc.	410,530
1,986	Prologis, Inc.	201,778
20,550	VICI Properties, Inc.	613,417
	Total Real Estate Investment Trusts	2,847,276
	(Cost $3,255,596)

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2022
Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 0.5%
	Oil, Gas & Consumable Fuels – 0.5%
15,020	Viper Energy Partners, L.P. (c)	$430,473
	(Cost $446,751)
	Total Investments – 98.6%	88,246,222
	(Cost $97,098,556)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.1)%
(16)	S&P 500® Index	$(5,736,992)	$3,950.00	10/21/22	(6,912)
(13)	S&P 500® Index	(4,661,306)	4,050.00	10/21/22	(2,041)
(50)	S&P 500® Index	(17,928,100)	4,100.00	10/21/22	(4,750)
(18)	S&P 500® Index	(6,454,116)	4,300.00	10/21/22	(360)
(38)	S&P 500® Index	(13,625,356)	4,325.00	10/21/22	(855)
(16)	S&P 500® Index	(5,736,992)	3,975.00	11/18/22	(29,008)
(23)	S&P 500® Index	(8,246,926)	4,000.00	11/18/22	(35,420)
	Total Call Options Written				(79,346)
	(Premiums received $1,911,411)
Net Other Assets and Liabilities – 1.5%	1,360,012
Net Assets – 100.0%	$89,526,888

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover options written.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 84,968,473	$ 84,968,473	$ —	$ —
Real Estate Investment Trusts*	2,847,276	2,847,276	—	—
Master Limited Partnerships*	430,473	430,473	—	—
Total Investments	$ 88,246,222	$ 88,246,222	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (79,346)	$ (78,491)	$ (855)	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 97.6%
	Aerospace & Defense – 0.5%
635	AeroVironment, Inc. (a)	$52,934
9,973	Rocket Lab USA, Inc. (a)	40,590
		93,524
	Auto Components – 0.2%
5,059	Luminar Technologies, Inc. (a)	36,855
	Automobiles – 4.5%
3,217	Tesla, Inc. (a) (b)	853,309
	Banks – 3.4%
2,588	ConnectOne Bancorp, Inc.	59,679
690	Independent Bank Group, Inc.	42,359
2,184	Lakeland Financial Corp.	159,017
1,492	Live Oak Bancshares, Inc.	45,655
1,030	Triumph Bancorp, Inc. (a)	55,981
1,327	UMB Financial Corp.	111,853
4,540	Valley National Bancorp	49,032
2,080	Veritex Holdings, Inc.	55,307
1,154	Zions Bancorp N.A.	58,693
		637,576
	Beverages – 2.4%
899	Coca-Cola (The) Co.	50,362
2,431	PepsiCo, Inc. (b)	396,885
		447,247
	Biotechnology – 3.7%
2,351	Ascendis Pharma A.S., ADR (a)	242,764
4,410	Avidity Biosciences, Inc. (a)	72,015
1,805	Legend Biotech Corp., ADR (a)	73,644
2,435	Prometheus Biosciences, Inc. (a)	143,690
5,056	Relay Therapeutics, Inc. (a)	113,103
2,285	Xencor, Inc. (a)	59,364
		704,580
	Capital Markets – 5.1%
37,754	BGC Partners, Inc., Class A	118,547
1,129	Coinbase Global, Inc., Class A (a)	72,809
877	MarketAxess Holdings, Inc.	195,124
928	Morningstar, Inc.	197,033
2,103	Northern Trust Corp.	179,933
19,113	Perella Weinberg Partners	120,985
3,825	Victory Capital Holdings, Inc., Class A	89,161
		973,592
	Communications Equipment – 1.5%
6,998	Cisco Systems, Inc. (b)	279,920
	Consumer Finance – 0.3%
13,521	SoFi Technologies, Inc. (a)	65,983
	Diversified Telecommunication Services – 0.3%
1,387	Anterix, Inc. (a)	49,544
	Electric Utilities – 3.1%
3,712	Alliant Energy Corp. (b)	196,699
2,727	MGE Energy, Inc. (b)	178,973

See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Electric Utilities (Continued)
3,401	Otter Tail Corp. (b)	$209,229
		584,901
	Electrical Equipment – 0.5%
4,932	Enovix Corp. (a)	90,428
	Financial Services – 1.2%
23,126	FTAC Hera Acquisition Corp., Class A (a) (b)	229,526
	Food & Staples Retailing – 2.2%
884	Costco Wholesale Corp. (b)	417,487
	Health Care Equipment & Supplies – 1.6%
440	Insulet Corp. (a)	100,936
4,242	OrthoPediatrics Corp. (a)	195,726
		296,662
	Health Care Providers & Services – 0.9%
3,233	Premier, Inc., Class A	109,728
106	UnitedHealth Group, Inc.	53,534
		163,262
	Household Products – 1.4%
5,248	Central Garden & Pet Co., Class A (a)	179,272
709	Procter & Gamble (The) Co.	89,511
		268,783
	Independent Power & Renewable Electricity Producers – 0.6%
6,473	Montauk Renewables, Inc. (a)	112,889
	Interactive Media & Services – 6.8%
4,152	Alphabet, Inc., Class A (a) (b)	397,139
4,155	Alphabet, Inc., Class C (a) (b)	399,503
3,196	Kanzhun Ltd., ADR (a)	53,948
3,239	Meta Platforms, Inc., Class A (a) (b)	439,468
		1,290,058
	Internet & Direct Marketing Retail – 4.2%
6,948	Amazon.com, Inc. (a) (b)	785,124
	IT Services – 0.7%
2,329	GDS Holdings Ltd., ADR (a)	41,130
165	Mastercard, Inc., Class A	46,916
272	Visa, Inc., Class A	48,321
		136,367
	Leisure Products – 0.3%
3,861	Clarus Corp.	52,008
	Life Sciences Tools & Services – 0.5%
194	Danaher Corp.	50,108
101	Thermo Fisher Scientific, Inc.	51,226
		101,334
	Machinery – 0.2%
18,043	Sarcos Technology and Robotics Corp. (a)	40,055
	Media – 5.0%
9,153	Comcast Corp., Class A (b)	268,457
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Media (Continued)
6,993	Fox Corp, Class B (b)	$199,301
2,058	Liberty Broadband Corp., Class A (a)	153,527
1,976	Liberty Broadband Corp., Class C (a)	145,829
12,008	News Corp., Class B	185,163
		952,277
	Pharmaceuticals – 0.3%
394	Zoetis, Inc.	58,426
	Real Estate Management & Development – 0.3%
1,684	Zillow Group, Inc., Class C (a)	48,179
	Road & Rail – 0.7%
3,782	Werner Enterprises, Inc.	142,203
	Semiconductors & Semiconductor Equipment – 10.7%
2,914	Advanced Micro Devices, Inc. (a) (b)	184,631
717	Broadcom, Inc. (b)	318,355
1,915	Canadian Solar, Inc. (a)	71,334
9,550	indie Semiconductor, Inc., Class A (a)	69,906
7,581	Intel Corp. (b)	195,362
6,933	Navitas Semiconductor Corp. (a)	33,625
2,291	Nova, Ltd. (a)	195,422
3,842	NVIDIA Corp. (b)	466,381
1,908	QUALCOMM, Inc. (b)	215,566
1,741	Texas Instruments, Inc. (b)	269,472
		2,020,054
	Software – 16.2%
6,467	ACI Worldwide, Inc. (a)	135,160
864	Adobe, Inc. (a) (b)	237,773
1,805	Check Point Software Technologies Ltd. (a) (b)	202,196
818	Intuit, Inc.	316,828
7,754	Microsoft Corp. (b)	1,805,907
273	MicroStrategy, Inc., Class A (a)	57,947
2,579	Paycor HCM, Inc. (a)	76,235
530	Paylocity Holding Corp. (a)	128,037
341	salesforce.com, Inc. (a)	49,050
122	ServiceNow, Inc. (a)	46,068
		3,055,201
	Specialty Retail – 0.2%
7,544	Brilliant Earth Group, Inc., Class A (a)	43,227
	Technology Hardware, Storage & Peripherals – 12.1%
16,504	Apple, Inc. (b)	2,280,853
	Textiles, Apparel & Luxury Goods – 0.2%
502	NIKE, Inc., Class B	41,726
	Thrifts & Mortgage Finance – 1.2%
10,096	Enact Holdings, Inc. (b)	223,828
	Trading Companies & Distributors – 1.0%
4,180	Rush Enterprises, Inc., Class A	183,335
	Water Utilities – 1.0%
2,494	Middlesex Water Co. (b)	192,537

See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 2.6%
3,466	Shenandoah Telecommunications Co.	$58,991
2,293	T-Mobile US, Inc. (a)	307,652
10,692	Vodafone Group PLC, ADR	121,141
		487,784
	Total Investments – 97.6%	18,440,644
	(Cost $20,994,169)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.4)%
(2)	Nasdaq-100 Index®	$(2,194,244)	$11,500.00	10/21/22	(30,200)
(2)	Nasdaq-100 Index®	(2,194,244)	12,000.00	10/21/22	(9,460)
(2)	Nasdaq-100 Index®	(2,194,244)	12,500.00	10/21/22	(3,780)
(2)	Nasdaq-100 Index®	(2,194,244)	13,000.00	10/21/22	(612)
(2)	Nasdaq-100 Index®	(2,194,244)	13,250.00	10/21/22	(360)
(2)	Nasdaq-100 Index®	(2,194,244)	12,250.00	11/18/22	(22,260)
(1)	Nasdaq-100 Index®	(1,097,122)	12,500.00	11/18/22	(6,835)
	Total Call Options Written				(73,507)
	(Premiums received $454,504)
Net Other Assets and Liabilities – 2.8%	520,425
Net Assets – 100.0%	$18,887,562

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover options written.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,440,644	$ 18,440,644	$ —	$ —

LIABILITIES TABLE
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (73,507)	$ (50,887)	$ (22,620)	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Banks – 11.7%
4,626,764	Bank of America Corp.	$139,728,273
4,281,665	Citizens Financial Group, Inc.	147,118,009
1,348,355	JPMorgan Chase & Co.	140,903,097
8,918,932	KeyCorp	142,881,291
7,198,559	Regions Financial Corp.	144,475,079
3,441,546	US Bancorp	138,763,135
		853,868,884
	Capital Markets – 5.8%
483,930	Goldman Sachs Group (The), Inc.	141,815,686
4,807,068	Jefferies Financial Group, Inc.	141,808,506
1,805,605	Morgan Stanley	142,660,851
		426,285,043
	Chemicals – 4.1%
2,573,201	Corteva, Inc.	147,058,437
6,147,339	Huntsman Corp.	150,855,699
		297,914,136
	Communications Equipment – 2.0%
3,645,831	Cisco Systems, Inc.	145,833,240
	Consumer Finance – 7.7%
1,031,230	American Express Co.	139,123,239
1,552,580	Capital One Financial Corp.	143,101,299
1,564,368	Discover Financial Services	142,232,338
4,855,816	Synchrony Financial	136,885,453
		561,342,329
	Food Products – 2.1%
1,862,277	Archer-Daniels-Midland Co.	149,820,185
	Health Care Providers & Services – 6.2%
328,698	Elevance Health, Inc.	149,307,779
315,866	Humana, Inc.	153,255,025
302,971	UnitedHealth Group, Inc.	153,012,474
		455,575,278
	Household Durables – 2.1%
4,010,823	PulteGroup, Inc.	150,405,862
	Insurance – 10.1%
2,653,153	Aflac, Inc.	149,107,199
1,219,793	Allstate (The) Corp.	151,900,822
1,620,649	Cincinnati Financial Corp.	145,161,531
3,933,789	Fidelity National Financial, Inc.	142,403,162
1,717,431	Prudential Financial, Inc.	147,321,231
		735,893,945
	IT Services – 5.9%
2,537,999	Cognizant Technology Solutions Corp., Class A	145,782,663
500,975	Mastercard, Inc., Class A	142,447,231
Shares	Description	Value

	IT Services (Continued)
816,712	Visa, Inc., Class A	$145,088,887
		433,318,781
	Machinery – 4.1%
747,503	Cummins, Inc.	152,124,336
732,686	Snap-on, Inc.	147,526,326
		299,650,662
	Media – 4.1%
5,782,568	Interpublic Group of (The) Cos., Inc.	148,033,741
2,356,535	Omnicom Group, Inc.	148,673,793
		296,707,534
	Metals & Mining – 2.0%
5,382,337	Freeport-McMoRan, Inc.	147,099,270
	Oil, Gas & Consumable Fuels – 3.9%
1,299,844	EOG Resources, Inc.	145,231,570
659,115	Pioneer Natural Resources Co.	142,718,171
		287,949,741
	Paper & Forest Products – 2.1%
3,005,826	Louisiana-Pacific Corp.	153,868,233
	Pharmaceuticals – 4.2%
941,908	Johnson & Johnson	153,870,091
3,429,651	Pfizer, Inc.	150,081,528
		303,951,619
	Semiconductors & Semiconductor Equipment – 13.8%
1,776,350	Applied Materials, Inc.	145,536,356
5,398,942	Intel Corp.	139,130,735
470,510	KLA Corp.	142,390,441
385,747	Lam Research Corp.	141,183,402
1,196,083	NVIDIA Corp.	145,192,515
1,263,461	QUALCOMM, Inc.	142,745,824
955,270	Texas Instruments, Inc.	147,856,691
		1,004,035,964
	Software – 2.1%
645,012	Microsoft Corp.	150,223,295
	Specialty Retail – 3.8%
2,173,535	Best Buy Co., Inc.	137,671,707
1,175,121	Williams-Sonoma, Inc.	138,488,010
		276,159,717

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals – 2.0%
1,047,546	Apple, Inc.	$144,770,857
	Total Investments – 99.8%	7,274,674,575
	(Cost $8,974,782,477)
	Net Other Assets and Liabilities – 0.2%	16,100,204
	Net Assets – 100.0%	$7,290,774,779

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,274,674,575	$ 7,274,674,575	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.8%
	Capital Markets (a) – 99.8%
37,233,368	First Trust Energy AlphaDEX® Fund	$581,212,875
11,002,143	First Trust Industrials/Producer Durables AlphaDEX® Fund	505,548,471
8,230,205	First Trust Materials AlphaDEX® Fund	426,900,733
21,438,168	First Trust Nasdaq Food & Beverage ETF	532,524,093
22,047,884	First Trust Nasdaq Oil & Gas ETF	541,275,552
	Total Investments – 99.8%	2,587,461,724
	(Cost $2,786,423,151)
	Net Other Assets and Liabilities – 0.2%	5,343,666
	Net Assets – 100.0%	$2,592,805,390

(a)	Represents investments in affiliated funds.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 2,587,461,724	$ 2,587,461,724	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.9%
	Banks – 10.2%
19,220	1st Source Corp.	$889,886
48,647	Associated Banc-Corp.	976,832
27,076	First Business Financial Services, Inc.	874,825
79,375	First Commonwealth Financial Corp.	1,019,175
47,134	First Financial Bancorp	993,585
21,695	First Financial Corp.	980,397
23,412	First Merchants Corp.	905,576
122,247	FNB Corp.	1,418,065
69,762	Fulton Financial Corp.	1,102,240
24,346	German American Bancorp, Inc.	869,396
23,905	Heartland Financial USA, Inc.	1,036,521
12,530	Lakeland Financial Corp.	912,309
26,307	Mercantile Bank Corp.	781,581
65,218	Old National Bancorp	1,074,140
7,018	Park National Corp.	873,601
37,100	Peoples Bancorp, Inc.	1,073,303
15,587	QCR Holdings, Inc.	794,002
10,550	Wintrust Financial Corp.	860,352
		17,435,786
	Commercial Services & Supplies – 6.2%
123,368	Aris Water Solution, Inc., Class A	1,574,176
59,722	Clean Harbors, Inc. (a)	6,568,225
78,939	Heritage-Crystal Clean, Inc. (a)	2,334,226
		10,476,627
	Construction & Engineering – 43.2%
333,806	APi Group Corp. (a)	4,429,606
113,394	Arcosa, Inc.	6,483,869
100,769	Argan, Inc.	3,241,739
60,187	Comfort Systems USA, Inc.	5,858,001
193,665	Construction Partners, Inc., Class A (a)	5,079,833
45,803	Dycom Industries, Inc. (a)	4,375,560
50,524	EMCOR Group, Inc.	5,834,511
203,029	Infrastructure and Energy Alternatives, Inc. (a)	2,749,013
71,624	MasTec, Inc. (a)	4,548,124
190,656	MDU Resources Group, Inc.	5,214,442
59,877	MYR Group, Inc. (a)	5,073,378
42,253	Northwest Pipe Co. (a)	1,187,309
43,950	NV5 Global, Inc. (a)	5,441,889
240,408	Primoris Services Corp.	3,906,630
39,961	Quanta Services, Inc.	5,090,632
165,865	Sterling Infrastructure, Inc. (a)	3,561,121
234,804	Tutor Perini Corp. (a)	1,296,118
		73,371,775
	Electrical Equipment – 10.5%
102,089	Array Technologies, Inc. (a)	1,692,636
Shares	Description	Value

	Electrical Equipment (Continued)
47,902	Atkore, Inc. (a)	$3,727,255
43,053	Encore Wire Corp.	4,974,343
27,586	Hubbell, Inc.	6,151,678
64,245	Shoals Technologies Group, Inc., Class A (a)	1,384,480
		17,930,392
	Machinery – 29.8%
101,095	Astec Industries, Inc.	3,153,153
114,090	Blue Bird Corp. (a)	952,651
83,686	Douglas Dynamics, Inc.	2,344,882
155,087	Evoqua Water Technologies Corp. (a)	5,128,727
143,974	Federal Signal Corp.	5,373,110
438,854	Mueller Water Products, Inc., Class A	4,507,031
63,409	Oshkosh Corp.	4,457,019
92,844	Proto Labs, Inc. (a)	3,382,307
25,700	RBC Bearings, Inc. (a)	5,340,717
249,254	Shyft Group (The), Inc.	5,092,259
96,939	SPX Technologies, Inc. (a)	5,352,971
359,680	Wabash National Corp.	5,596,621
		50,681,448
	Total Investments – 99.9%	169,896,028
	(Cost $189,361,048)
	Net Other Assets and Liabilities – 0.1%	88,189
	Net Assets – 100.0%	$169,984,217

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 169,896,028	$ 169,896,028	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 56.7%
	Banks – 8.8%
15,394	Comerica, Inc.	$1,094,513
4,054	M&T Bank Corp.	714,801
58,053	Regions Financial Corp.	1,165,124
33,615	Synovus Financial Corp.	1,260,899
46,346	United Bankshares, Inc.	1,656,870
		5,892,207
	Biotechnology – 1.7%
8,507	AbbVie, Inc.	1,141,725
	Chemicals – 3.6%
9,121	Eastman Chemical Co.	648,047
23,610	LyondellBasell Industries N.V., Class A	1,777,361
		2,425,408
	Communications Equipment – 2.1%
22,038	Cisco Systems, Inc.	881,520
20,665	Juniper Networks, Inc.	539,770
		1,421,290
	Containers & Packaging – 1.2%
6,977	Packaging Corp. of America	783,447
	Electric Utilities – 4.6%
45,613	FirstEnergy Corp.	1,687,681
35,700	NRG Energy, Inc.	1,366,239
		3,053,920
	Gas Utilities – 0.8%
8,878	National Fuel Gas Co.	546,441
	Household Durables – 2.2%
10,725	Whirlpool Corp.	1,445,837
	Insurance – 9.0%
12,276	Axis Capital Holdings Ltd.	603,365
11,899	MetLife, Inc.	723,221
21,791	Principal Financial Group, Inc.	1,572,221
20,306	Prudential Financial, Inc.	1,741,849
36,358	Unum Group	1,410,690
		6,051,346
	Oil, Gas & Consumable Fuels – 15.6%
40,292	DT Midstream, Inc.	2,090,752
19,389	Exxon Mobil Corp.	1,692,854
148,228	Kinder Morgan, Inc.	2,466,514
44,581	ONEOK, Inc.	2,284,330
68,151	Williams (The) Cos., Inc.	1,951,163
		10,485,613
	Pharmaceuticals – 1.7%
25,923	Organon & Co.	606,598
Shares	Description	Value

	Pharmaceuticals (Continued)
11,716	Pfizer, Inc.	$512,692
		1,119,290
	Semiconductors & Semiconductor Equipment – 1.1%
1,606	Broadcom, Inc.	713,080
	Specialty Retail – 1.0%
4,210	Advance Auto Parts, Inc.	658,191
	Technology Hardware, Storage & Peripherals – 0.8%
22,863	HP, Inc.	569,746
	Textiles, Apparel & Luxury Goods – 0.9%
21,969	Tapestry, Inc.	624,579
	Trading Companies & Distributors – 1.6%
4,290	Watsco, Inc.	1,104,503
	Total Common Stocks	38,036,623
	(Cost $41,560,086)
REAL ESTATE INVESTMENT TRUSTS – 42.7%
	Equity Real Estate Investment Trusts – 30.1%
41,438	Apartment Income REIT Corp.	1,600,336
91,710	Brixmor Property Group, Inc.	1,693,884
5,168	Crown Castle, Inc.	747,034
37,147	CubeSmart	1,488,109
5,310	Extra Space Storage, Inc.	917,090
40,584	Iron Mountain, Inc.	1,784,479
75,980	Kimco Realty Corp.	1,398,792
22,361	Lamar Advertising Co., Class A	1,844,559
12,215	Life Storage, Inc.	1,352,933
17,753	Rayonier, Inc.	532,057
27,931	Regency Centers Corp.	1,504,084
61,721	Spirit Realty Capital, Inc.	2,231,831
20,193	Ventas, Inc.	811,153
59,850	VICI Properties, Inc.	1,786,523
7,448	Welltower, Inc.	479,055
		20,171,919
	Mortgage Real Estate Investment Trusts – 12.6%
116,931	Blackstone Mortgage Trust, Inc., Class A	2,729,170
400,220	Rithm Capital Corp.	2,929,610

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage Real Estate Investment Trusts (Continued)
153,673	Starwood Property Trust, Inc.	$2,799,922
		8,458,702
	Total Real Estate Investment Trusts	28,630,621
	(Cost $35,762,373)
	Total Investments – 99.4%	66,667,244
	(Cost $77,322,459)
	Net Other Assets and Liabilities – 0.6%	432,947
	Net Assets – 100.0%	$67,100,191

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 38,036,623	$ 38,036,623	$ —	$ —
Real Estate Investment Trusts*	28,630,621	28,630,621	—	—
Total Investments	$ 66,667,244	$ 66,667,244	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
1,148,699	First Trust BICK Index Fund	$27,247,140
788,140	First Trust Chindia ETF	27,506,086
1,455,665	First Trust Dow Jones Global Select Dividend Index Fund	26,988,029
691,061	First Trust India NIFTY 50 Equal Weight ETF	29,598,143
1,765,963	First Trust Latin America AlphaDEX® Fund	27,672,640
	Total Investments – 99.9%	139,012,038
	(Cost $161,210,119)
	Net Other Assets and Liabilities – 0.1%	199,485
	Net Assets – 100.0%	$139,211,523

(a)	Represents investments in affiliated funds.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 139,012,038	$ 139,012,038	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 100.0%
	Capital Markets (a) – 100.0%
2,000,658	First Trust Energy AlphaDEX® Fund	$31,230,271
1,539,755	First Trust Enhanced Short Maturity ETF	91,338,267
591,177	First Trust Industrials/Producer Durables AlphaDEX® Fund	27,164,583
442,231	First Trust Materials AlphaDEX® Fund	22,938,522
1,151,936	First Trust Nasdaq Food & Beverage ETF	28,614,090
1,184,694	First Trust Nasdaq Oil & Gas ETF	29,084,238
	Total Investments – 100.0%	230,369,971
	(Cost $239,271,421)
	Net Other Assets and Liabilities – 0.0%	109,700
	Net Assets – 100.0%	$230,479,671

(a)	Represents investments in affiliated funds.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 230,369,971	$ 230,369,971	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.7%
	Aerospace & Defense – 2.4%
9,461	Airbus SE (a)	$815,542
5,747	Boeing (The) Co. (b)	695,847
2,161	Lockheed Martin Corp.	834,772
		2,346,161
	Automobiles – 3.2%
12,487	Bayerische Motoren Werke AG (a)	846,338
58,627	Ford Motor Co.	656,622
16,547	Mercedes-Benz Group AG (a)	836,733
3,135	Tesla, Inc. (b)	831,559
		3,171,252
	Banks – 24.5%
58,778	Australia & New Zealand Banking Group Ltd. (a)	860,440
92,726	Axis Bank Ltd. (a)	829,104
196,954	Banco Bilbao Vizcaya Argentaria S.A. (a)	883,505
371,725	Banco Santander S.A. (a)	864,967
26,174	Bank of America Corp.	790,455
2,636,718	Bank of China Ltd., Class H (a)	861,140
1,618,151	Bank of Communications Co., Ltd., Class H (a)	853,051
474,803	Barclays PLC (a)	755,476
19,201	BNP Paribas S.A. (a)	811,036
270,920	BOC Hong Kong Holdings Ltd. (a)	901,003
3,323,803	China CITIC Bank Corp., Ltd., Class H (a)	1,319,034
187,413	China Merchants Bank Co., Ltd., Class H (a)	867,321
18,175	Citigroup, Inc.	757,352
38,700	DBS Group Holdings Ltd. (a)	895,261
181,048	First Abu Dhabi Bank PJSC (a)	878,167
14,083	HDFC Bank, Ltd., ADR	822,729
150,220	HSBC Holdings PLC (a)	777,818
61,676	ICICI Bank, Ltd., ADR	1,293,346
2,884,790	Industrial & Commercial Bank of China Ltd., Class H (a)	1,353,273
102,019	ING Groep N.V., ADR	867,162
7,647	JPMorgan Chase & Co.	799,112
37,462	Kotak Mahindra Bank Ltd. (a)	831,450
442,414	Lloyds Banking Group PLC, ADR	791,921
152,430	Nordea Bank Abp (a)	1,302,632
1,534,098	Postal Savings Bank of China Co., Ltd., Class H (a) (c) (d)	901,689
9,478	Royal Bank of Canada	853,353
447,328	Sberbank of Russia PJSC (a) (b) (e) (f)	537
63,581	Westpac Banking Corp. (a)	841,177
		24,563,511
Shares	Description	Value

	Capital Markets – 6.4%
20,698	Bank of New York Mellon (The) Corp.	$797,287
4,491	CME Group, Inc.	795,491
5,366	Deutsche Boerse AG (a)	879,631
2,704	Goldman Sachs Group (The), Inc.	792,407
9,863	London Stock Exchange Group PLC (a)	832,919
933	Partners Group Holding AG (a)	750,864
2,470	S&P Global, Inc.	754,215
56,773	UBS Group AG (a)	823,661
		6,426,475
	Communications Equipment – 2.7%
19,990	Cisco Systems, Inc.	799,600
181,390	Nokia Oyj, ADR	774,535
194,744	Telefonaktiebolaget LM Ericsson, Class B (a)	1,138,367
		2,712,502
	Diversified Telecommunication Services – 6.2%
84,589	AT&T, Inc.	1,297,595
75,689	Deutsche Telekom AG (a)	1,288,353
223,051	Emirates Telecommunications Group Co., PJSC (a)	1,417,714
2,807	Swisscom AG (a)	1,314,353
21,950	Verizon Communications, Inc.	833,442
		6,151,457
	Electric Utilities – 1.6%
84,697	Iberdrola S.A. (a)	789,730
9,676	Verbund AG (a)	826,112
		1,615,842
	Electronic Equipment, Instruments & Components – 0.8%
2,194	Samsung SDI Co., Ltd. (a)	825,259
	Food & Staples Retailing – 1.7%
18,754	Kroger (The) Co.	820,487
6,648	Walmart, Inc.	862,246
		1,682,733
	Household Durables – 0.8%
12,225	Sony Group Corp., ADR	783,011
	Industrial Conglomerates – 2.1%
7,553	Honeywell International, Inc.	1,261,124
8,833	Siemens AG (a)	863,363
		2,124,487

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance – 4.9%
98,861	AIA Group Ltd. (a)	$823,107
5,436	Allianz SE (a)	856,357
16,694	American International Group, Inc.	792,631
37,363	AXA S.A. (a)	815,743
13,573	MetLife, Inc.	824,967
157,902	Ping An Insurance Group Co. of China Ltd., Class H (a)	787,741
		4,900,546
	Interactive Media & Services – 2.0%
10,441	Baidu, Inc., ADR (b)	1,226,713
23,540	Tencent Holdings Ltd. (a)	795,095
		2,021,808
	Internet & Direct Marketing Retail – 3.7%
15,847	Alibaba Group Holding Ltd., ADR (b)	1,267,602
10,928	Amazon.com, Inc. (b)	1,234,864
23,678	JD.com, Inc., ADR	1,191,003
		3,693,469
	IT Services – 12.3%
4,926	Accenture PLC, Class A	1,267,460
8,116	Capgemini SE (a)	1,299,376
22,044	Cognizant Technology Solutions Corp., Class A	1,266,208
76,555	Infosys Ltd., ADR	1,299,138
11,042	International Business Machines Corp.	1,311,900
4,298	Mastercard, Inc., Class A	1,222,093
14,750	PayPal Holdings, Inc. (b)	1,269,533
35,678	Tata Consultancy Services Ltd. (a)	1,307,559
4,519	Visa, Inc., Class A	802,800
276,523	Wipro Ltd., ADR	1,302,423
		12,348,490
	Marine – 1.2%
655	AP Moller - Maersk A.S., Class B (a)	1,190,285
	Metals & Mining – 1.8%
36,458	BHP Group Ltd. (a)	906,278
16,388	Rio Tinto PLC, ADR (g)	902,323
		1,808,601
	Multi-Utilities – 1.3%
111,676	Engie S.A. (a)	1,285,378
	Oil, Gas & Consumable Fuels – 0.9%
224,508	Gazprom PJSC, ADR (a) (b) (e) (f)	13,812
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
17,388	Shell PLC, ADR	$865,227
		879,039
	Pharmaceuticals – 1.3%
8,951	Zoetis, Inc.	1,327,344
	Semiconductors & Semiconductor Equipment – 7.3%
17,137	Advanced Micro Devices, Inc. (b)	1,085,800
57,648	Infineon Technologies AG (a)	1,261,571
46,132	Intel Corp.	1,188,822
25,611	Micron Technology, Inc.	1,283,111
10,140	NVIDIA Corp.	1,230,895
17,679	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,212,072
		7,262,271
	Software – 7.2%
5,487	Microsoft Corp.	1,277,922
19,002	Oracle Corp.	1,160,452
9,041	salesforce.com, Inc. (b)	1,300,458
16,670	SAP SE (a)	1,358,524
12,127	VMware, Inc., Class A	1,291,040
5,412	Workday, Inc., Class A (b)	823,815
		7,212,211
	Specialty Retail – 0.8%
3,024	Home Depot (The), Inc.	834,443
	Technology Hardware, Storage & Peripherals – 1.3%
35,228	Samsung Electronics Co., Ltd. (a)	1,293,546
	Wireless Telecommunication Services – 1.3%
133,900	Softbank Corp. (a)	1,337,116
	Total Common Stocks	99,797,237
	(Cost $125,410,085)
MONEY MARKET FUNDS – 0.8%
805,392	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.77% (h) (i)	805,392
	(Cost $805,392)
	Total Investments – 100.5%	100,602,629
	(Cost $126,215,477)
	Net Other Assets and Liabilities – (0.5)%	(472,900)
	Net Assets – 100.0%	$100,129,729

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2022
(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At September 30, 2022, securities noted as such are valued at $47,168,508 or 47.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(g)	All or a portion of this security is on loan (See Note 2G - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $517,564 and the total value of the collateral held by the Fund is $805,392.
(h)	Rate shown reflects yield as of September 30, 2022.
(i)	This security serves as collateral for securities on loan.

ADR	American Depositary Receipt

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$517,564
Non-cash Collateral (2)	(517,564)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
United States Dollar	52.3%
Euro	17.8
Hong Kong Dollar	9.4
Indian Rupee	2.9
Swiss Franc	2.9
Australian Dollar	2.6
British Pound Sterling	2.4
United Arab Emirates Dirham	2.3
South Korean Won	2.1
Japanese Yen	1.3
Danish Krone	1.2
Swedish Krona	1.1
Singapore Dollar	0.9
Canadian Dollar	0.8
Total	100.0%

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 2,346,161	$ 1,530,619	$ 815,542	$ —
Automobiles	3,171,252	1,488,181	1,683,071	—
Banks	24,563,511	6,975,430	17,587,544	537
Capital Markets	6,426,475	3,139,400	3,287,075	—
Communications Equipment	2,712,502	1,574,135	1,138,367	—
Diversified Telecommunication Services	6,151,457	2,131,037	4,020,420	—
Food & Staples Retailing	1,682,733	1,682,733	—	—
Household Durables	783,011	783,011	—	—
Industrial Conglomerates	2,124,487	1,261,124	863,363	—
Insurance	4,900,546	1,617,598	3,282,948	—
Interactive Media & Services	2,021,808	1,226,713	795,095	—
Internet & Direct Marketing Retail	3,693,469	3,693,469	—	—
IT Services	12,348,490	9,741,555	2,606,935	—
Metals & Mining	1,808,601	902,323	906,278	—
Oil, Gas & Consumable Fuels	879,039	865,227	—	13,812
Pharmaceuticals	1,327,344	1,327,344	—	—
Semiconductors & Semiconductor Equipment	7,262,271	6,000,700	1,261,571	—
Software	7,212,211	5,853,687	1,358,524	—
Specialty Retail	834,443	834,443	—	—
Other industry categories*	7,547,426	—	7,547,426	—
Money Market Funds	805,392	805,392	—	—
Total Investments	$ 100,602,629	$ 53,434,121	$ 47,154,159	$ 14,349

*	See Portfolio of Investments for industry breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.1%
	Aerospace & Defense – 6.4%
43,040	AeroVironment, Inc. (a)	$3,587,814
17,843	Elbit Systems Ltd. (b)	3,378,271
1,439	Northrop Grumman Corp.	676,791
941,165	QinetiQ Group PLC (b)	3,434,514
		11,077,390
	Air Freight & Logistics – 0.3%
15,495	GXO Logistics, Inc. (a)	543,255
	Auto Components – 6.8%
7,360	Aptiv PLC (a)	575,626
11,898	Continental AG (b)	527,954
12,500	Denso Corp. (b)	571,540
139,812	Gentex Corp.	3,333,118
442,629	Luminar Technologies, Inc. (a) (c)	3,224,552
11,912	Magna International, Inc.	564,867
198,245	Valeo (b)	2,995,453
		11,793,110
	Automobiles – 0.7%
34,539	NIO, Inc., ADR (a)	544,680
2,495	Tesla, Inc. (a)	661,799
		1,206,479
	Communications Equipment – 1.8%
75,196	Ciena Corp. (a)	3,040,174
	Electrical Equipment – 3.5%
48,199	ABB Ltd. (b)	1,244,471
8,413	Emerson Electric Co.	616,000
67,200	Mitsubishi Electric Corp. (b)	608,029
19,800	Nidec Corp. (b)	1,108,328
5,622	Rockwell Automation, Inc.	1,209,348
11,152	Schneider Electric SE (b)	1,259,627
		6,045,803
	Electronic Equipment, Instruments & Components – 13.2%
31,631	Cognex Corp.	1,311,105
154,152	Delta Electronics, Inc. (b)	1,224,449
39,701	FARO Technologies, Inc. (a)	1,089,395
158,025	Halma PLC (b)	3,554,356
370,679	Hexagon AB, Class B (b)	3,461,821
3,500	Keyence Corp. (b)	1,156,962
33,500	National Instruments Corp.	1,264,290
25,000	Omron Corp. (b)	1,145,432
278,700	Topcon Corp. (b)	3,108,210
60,323	Trimble, Inc. (a)	3,273,729
75,500	Yokogawa Electric Corp. (b)	1,189,439
4,416	Zebra Technologies Corp., Class A (a)	1,157,036
		22,936,224
Shares	Description	Value

	Entertainment – 0.4%
50,000	DeNA Co., Ltd. (b)	$633,533
	Food & Staples Retailing – 0.2%
81,403	Ocado Group PLC (a) (b)	422,439
	Health Care Equipment & Supplies – 1.8%
6,474	Intuitive Surgical, Inc. (a)	1,213,487
7,822	Medtronic PLC	631,626
6,723	Omnicell, Inc. (a)	585,103
3,351	Stryker Corp.	678,711
		3,108,927
	Health Care Technology – 0.3%
22,140	Teladoc Health, Inc. (a)	561,249
	Household Durables – 0.3%
8,600	Sony Group Corp. (b)	553,964
	Industrial Conglomerates – 0.4%
6,766	Siemens AG (b)	661,328
	Interactive Media & Services – 1.6%
6,354	Alphabet, Inc., Class A (a)	607,760
4,777	Baidu, Inc., ADR (a)	561,250
12,531	Kakao Corp. (b)	493,088
3,832	NAVER Corp. (b)	510,484
16,506	Tencent Holdings Ltd. (b)	557,512
		2,730,094
	Internet & Direct Marketing Retail – 1.0%
7,208	Alibaba Group Holding Ltd., ADR (a)	576,568
5,424	Amazon.com, Inc. (a)	612,912
10,831	JD.com, Inc., ADR	544,799
		1,734,279
	IT Services – 2.8%
7,617	Akamai Technologies, Inc. (a)	611,797
375,127	Atos SE (a) (b)	2,965,514
6,809	Endava PLC, ADR (a)	549,010
5,354	International Business Machines Corp.	636,109
		4,762,430
	Life Sciences Tools & Services – 2.8%
18,922	Illumina, Inc. (a)	3,610,129
3,601	Tecan Group AG (b)	1,235,302
		4,845,431
	Machinery – 11.1%
131,488	3D Systems Corp. (a)	1,049,274

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
28,809	ANDRITZ AG (b)	$1,219,191
43,479	ATS Automation Tooling Systems, Inc. (a)	1,147,605
2,868,579	AutoStore Holdings Ltd. (a) (b) (d) (e)	3,149,995
39,005	Cargotec OYJ, Class B (b)	1,178,033
22,500	Daifuku Co., Ltd. (b)	1,058,334
1,883	Deere & Co.	628,715
60,320	Duerr AG (b)	1,254,283
8,200	FANUC Corp. (b)	1,151,398
12,899	John Bean Technologies Corp.	1,109,314
35,100	Kawasaki Heavy Industries, Ltd. (b)	532,400
34,687	Proto Labs, Inc. (a)	1,263,647
43,348	SFA Engineering Corp. (b)	1,141,264
60,100	Shibaura Machine Co., Ltd. (b)	1,196,055
52,357	Valmet Oyj (b)	1,058,461
40,300	Yaskawa Electric Corp. (b)	1,159,758
		19,297,727
	Pharmaceuticals – 0.4%
4,262	Johnson & Johnson	696,240
	Road & Rail – 0.4%
95,643	TuSimple Holdings, Inc., Class A (a) (c)	726,887
	Semiconductors & Semiconductor Equipment – 7.8%
8,103	Advanced Micro Devices, Inc. (a)	513,406
56,209	Ambarella, Inc. (a)	3,157,822
21,544	Intel Corp.	555,189
3,870	KLA Corp.	1,171,178
23,562	Micron Technology, Inc.	1,180,456
8,825	NVIDIA Corp.	1,071,267
8,093	NXP Semiconductors N.V.	1,193,798
10,070	QUALCOMM, Inc.	1,137,709
139,500	Renesas Electronics Corp. (a) (b)	1,169,462
15,981	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,095,657
15,737	Teradyne, Inc.	1,182,636
		13,428,580
	Software – 34.1%
15,366	ANSYS, Inc. (a)	3,406,642
81,353	Appian Corp., Class A (a)	3,321,643
3,409	Autodesk, Inc. (a)	636,801
117,108	AVEVA Group PLC (b)	4,040,490
642,334	BlackBerry Ltd. (a)	3,018,970
2,056,010	BrainChip Holdings Ltd. (a) (b) (c)	1,123,014
211,970	C3.ai, Inc., Class A (a)	2,649,625
21,957	Cadence Design Systems, Inc. (a)	3,588,432
Shares	Description	Value

	Software (Continued)
98,364	Dassault Systemes SE (b)	$3,396,024
99,934	Dynatrace, Inc. (a)	3,478,703
2,630	Microsoft Corp.	612,527
16,820	Netcompany Group A.S. (a) (b) (d) (e)	562,349
17,882	Nice Ltd., ADR (a)	3,366,108
20,557	Palo Alto Networks, Inc. (a)	3,367,031
104,219	Pegasystems, Inc.	3,349,599
261,200	PKSHA Technology, Inc. (a) (b) (c)	3,397,785
182,996	PROS Holdings, Inc. (a)	4,520,001
5,986	PTC, Inc. (a)	626,136
8,779	ServiceNow, Inc. (a)	3,315,038
11,027	Synopsys, Inc. (a)	3,368,859
231,943	UiPath, Inc., Class A (a)	2,924,801
181,221	Veritone, Inc. (a) (c)	1,020,274
		59,090,852
	Technology Hardware, Storage & Peripherals – 0.7%
15,407	Samsung Electronics Co., Ltd. (b)	565,734
43,400	Seiko Epson Corp. (b)	592,603
		1,158,337
	Wireless Telecommunication Services – 0.3%
17,100	SoftBank Group Corp. (b)	579,538
	Total Common Stocks	171,634,270
	(Cost $242,954,349)
REAL ESTATE INVESTMENT TRUSTS – 0.3%
	Equity Real Estate Investment Trusts – 0.3%
1,046	Equinix, Inc.	595,007
	(Cost $736,105)
MONEY MARKET FUNDS – 3.6%
6,153,553	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.77% (f) (g)	6,153,553
	(Cost $6,153,553)
	Total Investments – 103.0%	178,382,830
	(Cost $249,844,007)
	Net Other Assets and Liabilities – (3.0)%	(5,134,956)
	Net Assets – 100.0%	$173,247,874

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2022
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At September 30, 2022, securities noted as such are valued at $67,528,191 or 39.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security is on loan (See Note 2G - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $5,825,907 and the total value of the collateral held by the Fund is $6,153,553.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of September 30, 2022.
(g)	This security serves as collateral for securities on loan.

ADR	American Depositary Receipt

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$5,825,907
Non-cash Collateral (2)	(5,825,907)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Currency Exposure Diversification	% of Total Investments
United States Dollar	61.5%
Japanese Yen	11.7
Euro	9.3
British Pound Sterling	6.4
Swedish Krona	1.9
Israeli Shekel	1.9
Norwegian Krone	1.8
South Korean Won	1.5
Swiss Franc	1.4
New Taiwan Dollar	0.7
Canadian Dollar	0.7
Australian Dollar	0.6
Danish Krone	0.3
Hong Kong Dollar	0.3
Total	100.0%

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 11,077,390	$ 4,264,605	$ 6,812,785	$ —
Auto Components	11,793,110	7,698,163	4,094,947	—
Electrical Equipment	6,045,803	1,825,348	4,220,455	—
Electronic Equipment, Instruments & Components	22,936,224	8,095,555	14,840,669	—
Entertainment	633,533	—	633,533	—
Food & Staples Retailing	422,439	—	422,439	—
Household Durables	553,964	—	553,964	—
Industrial Conglomerates	661,328	—	661,328	—
Interactive Media & Services	2,730,094	1,169,010	1,561,084	—
IT Services	4,762,430	1,796,916	2,965,514	—
Life Sciences Tools & Services	4,845,431	3,610,129	1,235,302	—
Machinery	19,297,727	5,198,555	14,099,172	—
Semiconductors & Semiconductor Equipment	13,428,580	12,259,118	1,169,462	—
Software	59,090,852	46,571,190	12,519,662	—
Technology Hardware, Storage & Peripherals	1,158,337	—	1,158,337	—
Wireless Telecommunication Services	579,538	—	579,538	—
Other industry categories*	11,617,490	11,617,490	—	—
Real Estate Investment Trusts*	595,007	595,007	—	—
Money Market Funds	6,153,553	6,153,553	—	—
Total Investments	$ 178,382,830	$ 110,854,639	$ 67,528,191	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 98.2%
	Aerospace & Defense – 2.2%
48,444	BAE Systems PLC (a)	$425,650
	Banks – 4.0%
4,260	Bank of Montreal	373,373
6,491	Toronto-Dominion Bank (The)	398,101
		771,474
	Beverages – 4.3%
9,354	Diageo PLC (a)	393,743
4,989	Heineken N.V. (a)	435,695
		829,438
	Biotechnology – 2.3%
2,463	CSL Ltd. (a)	447,939
	Building Products – 1.8%
808	Geberit AG (a)	346,461
	Capital Markets – 4.2%
2,664	Deutsche Boerse AG (a)	436,701
27,900	Japan Exchange Group, Inc. (a)	377,070
		813,771
	Chemicals – 1.5%
1,445	Sika AG (a)	290,433
	Commercial Services & Supplies – 1.9%
70,120	Rentokil Initial PLC (a)	371,669
	Construction & Engineering – 1.5%
23,124	Skanska AB, Class B (a)	287,796
	Diversified Financial Services – 1.7%
22,190	Investor AB, Class B (a)	323,779
	Electrical Equipment – 3.9%
15,528	ABB Ltd. (a)	400,924
5,481	Legrand S.A. (a)	354,397
		755,321
	Electronic Equipment, Instruments & Components – 1.9%
7,900	Murata Manufacturing Co., Ltd. (a)	363,615
	Entertainment – 2.1%
10,000	Nintendo Co., Ltd. (a)	403,343
	Food & Staples Retailing – 2.2%
10,816	Alimentation Couche-Tard, Inc.	435,427
	Food Products – 6.0%
205	Barry Callebaut AG (a)	386,428
4,386	Kerry Group PLC, Class A (a)	390,934
Shares	Description	Value

	Food Products (Continued)
3,672	Nestle S.A. (a)	$397,154
		1,174,516
	Health Care Providers & Services – 1.8%
18,365	Sonic Healthcare Ltd. (a)	358,213
	Hotels, Restaurants & Leisure – 2.1%
19,683	Aristocrat Leisure Ltd. (a)	415,047
	Insurance – 6.4%
3,344	Intact Financial Corp.	473,246
9,910	Sampo Oyj, Class A (a)	423,074
8,856	Sun Life Financial, Inc.	352,163
		1,248,483
	IT Services – 4.6%
6,022	CGI, Inc. (b)	453,345
3,300	Obic Co., Ltd. (a)	442,509
		895,854
	Machinery – 3.8%
9,644	Kone Oyj, Class B (a)	371,569
2,361	Schindler Holding AG (a)	366,426
		737,995
	Metals & Mining – 1.8%
13,960	BHP Group Ltd. (a)	347,019
	Oil, Gas & Consumable Fuels – 1.8%
7,354	Canadian Natural Resources Ltd.	342,319
	Personal Products – 4.5%
1,240	L’Oreal S.A. (a)	396,480
10,812	Unilever PLC (a)	475,078
		871,558
	Pharmaceuticals – 9.5%
14,324	Chugai Pharmaceutical Co., Ltd. (a)	357,858
20,481	GSK PLC (a)	295,801
5,219	Novartis AG (a)	397,881
4,121	Novo Nordisk A.S., Class B (a)	410,525
1,164	Roche Holding AG (a)	378,920
		1,840,985
	Professional Services – 10.4%
17,735	Bureau Veritas S.A. (a)	396,866
178	SGS S.A. (a)	380,874
1,341	Teleperformance (a)	340,190
4,544	Thomson Reuters Corp.	466,456
4,528	Wolters Kluwer N.V. (a)	440,908
		2,025,294
	Road & Rail – 2.1%
3,801	Canadian National Railway Co.	410,492

See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 4.0%
280	Constellation Software, Inc.	$389,608
4,642	SAP SE (a)	378,301
		767,909
	Trading Companies & Distributors – 3.9%
12,101	Bunzl PLC (a)	369,722
3,700	Ferguson PLC (a)	383,798
		753,520
	Total Common Stocks	19,055,320
	(Cost $24,532,035)
REAL ESTATE INVESTMENT TRUSTS – 1.5%
	Equity Real Estate Investment Trusts – 1.5%
28,790	Goodman Group (a)	290,975
	(Cost $474,227)
	Total Investments – 99.7%	19,346,295
	(Cost $25,006,262)
	Net Other Assets and Liabilities – 0.3%	49,574
	Net Assets – 100.0%	$19,395,869

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At September 30, 2022, securities noted as such are valued at $15,251,765 or 78.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.

Currency Exposure Diversification	% of Total Investments
Euro	22.6%
Canadian Dollar	21.2
Swiss Franc	17.3
British Pound Sterling	14.0
Japanese Yen	10.0
Australian Dollar	9.6
Swedish Krona	3.2
Danish Krone	2.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 771,474	$ 771,474	$ —	$ —
Food & Staples Retailing	435,427	435,427	—	—
Insurance	1,248,483	825,409	423,074	—
IT Services	895,854	453,345	442,509	—
Oil, Gas & Consumable Fuels	342,319	342,319	—	—
Professional Services	2,025,294	466,456	1,558,838	—
Road & Rail	410,492	410,492	—	—
Software	767,909	389,608	378,301	—
Other industry categories*	12,158,068	—	12,158,068	—
Real Estate Investment Trusts*	290,975	—	290,975	—
Total Investments	$ 19,346,295	$ 4,094,530	$ 15,251,765	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2022
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
ASSETS:
Investments, at value - Unaffiliated	$ 1,427,157,335	$ 350,713,624	$ 43,514,523	$ 88,246,222
Investments, at value - Affiliated	—	91,828,017	—	—
Total investments, at value	1,427,157,335	442,541,641	43,514,523	88,246,222
Cash	1,581,370	1,542,143	8,194	1,341,384
Foreign currency	—	—	9,566	247
Due from authorized participant	—	—	—	—
Receivables:
Dividends	2,308,990	2,222,561	258,424	71,210
Dividend reclaims	219,230	—	149,807	927
Fund shares sold	—	1,441,353	—	918,369
Investment securities sold	—	2,145,110	950,952	—
Securities lending income	—	—	—	—
Miscellaneous	—	—	—	—
Total Assets	1,431,266,925	449,892,808	44,891,466	90,578,359
LIABILITIES:
Options written, at value	—	—	—	79,346
Due to custodian	—	—	—	—
Due to broker	—	—	—	2,053
Due to authorized participant	—	—	—	—
Payables:
Investment advisory fees	655,968	199,759	23,970	64,075
Deferred foreign capital gains tax	—	—	—	—
Fund shares redeemed	—	2,162,029	—	—
Investment securities purchased	—	1,430,076	955,978	905,997
Collateral for securities on loan	—	—	—	—
Capital shares redeemed	—	—	—	—
Other liabilities	—	—	—	—
Total Liabilities	655,968	3,791,864	979,948	1,051,471
NET ASSETS	$1,430,610,957	$446,100,944	$43,911,518	$89,526,888
NET ASSETS consist of:
Paid-in capital	$ 1,839,952,802	$ 723,079,576	$ 60,572,188	$ 117,073,821
Par value	328,050	309,500	32,000	48,742
Accumulated distributable earnings (loss)	(409,669,895)	(277,288,132)	(16,692,670)	(27,595,675)
NET ASSETS	$1,430,610,957	$446,100,944	$43,911,518	$89,526,888
NET ASSET VALUE, per share	$43.61	$14.41	$13.72	$18.37
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	32,805,000	30,950,002	3,200,002	4,874,201
Investments, at cost - Unaffiliated	$1,601,923,830	$373,784,707	$54,504,444	$97,098,556
Investments, at cost - Affiliated	$—	$113,970,108	$—	$—
Total investments, at cost	$1,601,923,830	$487,754,815	$54,504,444	$97,098,556
Foreign currency, at cost (proceeds)	$—	$—	$9,633	$262
Securities on loan, at value	$—	$—	$—	$—
Premiums received on options written	$—	$—	$—	$1,911,411

See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

$ 18,440,644	$ 7,274,674,575	$—	$ 169,896,028	$ 66,667,244
—	—	2,587,461,724	—	—
18,440,644	7,274,674,575	2,587,461,724	169,896,028	66,667,244
527,597	8,940,841	6,034,829	124,676	80,755
—	—	—	—	—
—	25,287,100	—	—	—

4,429	10,494,847	—	72,005	385,827
883	—	—	—	3,077
—	—	—	—	—
—	9,732,739	—	—	—
—	—	—	—	—
—	—	—	—	—
18,973,553	7,329,130,102	2,593,496,553	170,092,709	67,136,903

73,507	—	—	—	—
—	—	—	—	—
321	—	—	—	—
—	—	—	—	—

12,163	3,316,055	691,163	108,492	36,712
—	—	—	—	—
—	9,752,168	—	—	—
—	—	—	—	—
—	—	—	—	—
—	25,287,100	—	—	—
—	—	—	—	—
85,991	38,355,323	691,163	108,492	36,712
$ 18,887,562	$ 7,290,774,779	$ 2,592,805,390	$ 169,984,217	$ 67,100,191

$ 23,620,593	$ 9,221,052,680	$ 3,372,604,160	$ 225,214,721	$ 101,039,746
10,500	1,877,500	631,000	44,500	25,000
(4,743,531)	(1,932,155,401)	(780,429,770)	(55,275,004)	(33,964,555)
$ 18,887,562	$ 7,290,774,779	$ 2,592,805,390	$ 169,984,217	$ 67,100,191
$17.99	$38.83	$41.09	$38.20	$26.84
1,050,002	187,750,002	63,100,002	4,450,002	2,500,002
$20,994,169	$8,974,782,477	$—	$189,361,048	$77,322,459
$—	$—	$2,786,423,151	$—	$—
$20,994,169	$8,974,782,477	$2,786,423,151	$189,361,048	$77,322,459
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$454,504	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities (Continued)
September 30, 2022
	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust International Developed Capital Strength ETF (FICS)
ASSETS:
Investments, at value - Unaffiliated	$—	$—	$ 100,602,629	$ 178,382,830	$ 19,346,295
Investments, at value - Affiliated	139,012,038	230,369,971	—	—	—
Total investments, at value	139,012,038	230,369,971	100,602,629	178,382,830	19,346,295
Cash	235,315	4,297	60,117	870,632	—
Foreign currency	—	—	36,745	416	5,388
Due from authorized participant	—	—	—	—	28,787
Receivables:
Dividends	—	169,373	92,541	152,271	30,802
Dividend reclaims	—	—	184,928	82,380	49,001
Fund shares sold	1,597,638	—	—	—	—
Investment securities sold	803,566	—	—	—	138,266
Securities lending income	—	—	323	13,370	—
Miscellaneous	—	—	54,209	—	—
Total Assets	141,648,557	230,543,641	101,031,492	179,501,899	19,598,539
LIABILITIES:
Options written, at value	—	—	—	—	—
Due to custodian	—	—	—	—	24,121
Due to broker	—	—	—	—	—
Due to authorized participant	—	—	—	—	138,225
Payables:
Investment advisory fees	36,938	58,040	59,045	100,472	11,537
Deferred foreign capital gains tax	—	—	37,326	—	—
Fund shares redeemed	804,660	—	—	—	—
Investment securities purchased	1,595,436	—	—	—	28,787
Collateral for securities on loan	—	—	805,392	6,153,553	—
Capital shares redeemed	—	—	—	—	—
Other liabilities	—	5,930	—	—	—
Total Liabilities	2,437,034	63,970	901,763	6,254,025	202,670
NET ASSETS	$139,211,523	$230,479,671	$100,129,729	$173,247,874	$19,395,869
NET ASSETS consist of:
Paid-in capital	$ 306,241,995	$ 301,099,494	$ 132,003,549	$ 272,121,814	$ 26,252,388
Par value	86,500	69,000	33,000	51,500	7,500
Accumulated distributable earnings (loss)	(167,116,972)	(70,688,823)	(31,906,820)	(98,925,440)	(6,864,019)
NET ASSETS	$139,211,523	$230,479,671	$100,129,729	$173,247,874	$19,395,869
NET ASSET VALUE, per share	$16.09	$33.40	$30.34	$33.64	$25.86
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,650,002	6,900,002	3,300,002	5,150,002	750,002
Investments, at cost - Unaffiliated	$—	$—	$126,215,477	$249,844,007	$25,006,262
Investments, at cost - Affiliated	$161,210,119	$239,271,421	$—	$—	$—
Total investments, at cost	$161,210,119	$239,271,421	$126,215,477	$249,844,007	$25,006,262
Foreign currency, at cost (proceeds)	$—	$—	$36,570	$427	$5,427
Securities on loan, at value	$—	$—	$517,564	$5,825,907	$—
Premiums received on options written	$—	$—	$—	$—	$—

See Notes to Financial Statements

This page intentionally left blank

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2022
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 48,868,615	$ 17,312,777	$ 2,766,603	$ 905,514
Dividends - Affiliated	—	6,142,722	—	—
Interest	12,456	18,060	—	(16,095)
Securities lending income (net of fees)	—	—	—	—
Foreign withholding tax	(1,219,327)	—	(265,262)	(2,516)
Other	35	146	7	171
Total investment income	47,661,779	23,473,705	2,501,348	887,074
EXPENSES:
Investment advisory fees	8,648,249	2,884,898	300,589	452,939
Total expenses	8,648,249	2,884,898	300,589	452,939
Fees waived by the investment advisor	—	(555,573)	—	—
Net expenses	8,648,249	2,329,325	300,589	452,939
NET INVESTMENT INCOME (LOSS)	39,013,530	21,144,380	2,200,759	434,135
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(87,205,732)	1,847,585	(601,968)	(697,701)
Investments - Affiliated	—	(396,722)	—	—
In-kind redemptions - Unaffiliated	164,552,666	8,223,204	237,748	485,068
In-kind redemptions - Affiliated	—	(296,207)	—	—
Purchased options contracts	—	—	—	—
Written options contracts	—	—	—	1,445,968
Foreign currency transactions	—	—	(43,377)	—
Foreign capital gains tax	—	—	—	—
Net realized gain (loss)	77,346,934	9,377,860	(407,597)	1,233,335
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(504,758,535)	(42,266,288)	(12,295,974)	(12,514,919)
Investments - Affiliated	—	(20,775,057)	—	—
Purchased options contracts	—	—	—	—
Written options contracts	—	—	—	1,399,627
Foreign currency translation	—	—	(20,053)	(15)
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(504,758,535)	(63,041,345)	(12,316,027)	(11,115,307)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(427,411,601)	(53,663,485)	(12,723,624)	(9,881,972)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(388,398,071)	$(32,519,105)	$(10,522,865)	$(9,447,837)

See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$136,921	$195,126,307	$—	$1,729,346	$2,378,164	$—	$—
—	—	36,928,638	—	—	6,445,800	2,730,563
(1,879)	61,189	14,538	638	628	9,266	1,427
—	—	—	689	—	—	—
(360)	(223,787)	—	—	(371)	—	—
213	—	—	—	—	—	—
134,895	194,963,709	36,943,176	1,730,673	2,378,421	6,455,066	2,731,990

102,409	41,526,958	8,462,120	1,505,524	396,179	600,666	675,196
102,409	41,526,958	8,462,120	1,505,524	396,179	600,666	675,196
—	—	—	—	—	—	—
102,409	41,526,958	8,462,120	1,505,524	396,179	600,666	675,196
32,486	153,436,751	28,481,056	225,149	1,982,242	5,854,400	2,056,794

(256,890)	(181,261,781)	—	(8,541,854)	(5,019,706)	—	—
—	—	(58,995,234)	—	—	(13,718,074)	929,491
241,835	444,981,704	—	19,634,159	5,220,009	—	—
—	—	876,501,560	—	—	4,597,755	50,878,417
(31,942)	—	—	—	—	—	—
575,553	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
528,556	263,719,923	817,506,326	11,092,305	200,303	(9,120,319)	51,807,908
—	—	—	—	—	—	—

(2,985,751)	(2,185,334,312)	—	(26,897,678)	(12,779,877)	—	—
—	—	(1,170,352,406)	—	—	(51,259,930)	(67,491,422)
21,726	—	—	—	—	—	—
293,184	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(2,670,841)	(2,185,334,312)	(1,170,352,406)	(26,897,678)	(12,779,877)	(51,259,930)	(67,491,422)
(2,142,285)	(1,921,614,389)	(352,846,080)	(15,805,373)	(12,579,574)	(60,380,249)	(15,683,514)
$(2,109,799)	$(1,768,177,638)	$(324,365,024)	$(15,580,224)	$(10,597,332)	$(54,525,849)	$(13,626,720)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations (Continued)
For the Year Ended September 30, 2022
	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust International Developed Capital Strength ETF (FICS)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 5,230,203	$ 1,747,398	$ 745,989
Dividends - Affiliated	—	—	—
Interest	1,836	2,405	—
Securities lending income (net of fees)	29,683	367,496	—
Foreign withholding tax	(393,285)	(157,060)	(74,200)
Other	23	47	4
Total investment income	4,868,460	1,960,286	671,793
EXPENSES:
Investment advisory fees	882,398	1,549,330	167,713
Total expenses	882,398	1,549,330	167,713
Fees waived by the investment advisor	—	—	—
Net expenses	882,398	1,549,330	167,713
NET INVESTMENT INCOME (LOSS)	3,986,062	410,956	504,080
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(3,897,325)	(19,712,624)	(1,262,455)
Investments - Affiliated	—	—	—
In-kind redemptions - Unaffiliated	2,428,899	17,419,636	(723,956)
In-kind redemptions - Affiliated	—	—	—
Purchased options contracts	—	—	—
Written options contracts	—	—	—
Foreign currency transactions	(27,439)	261,082	6,334
Foreign capital gains tax	(28,832)	—	—
Net realized gain (loss)	(1,524,697)	(2,031,906)	(1,980,077)
Net increase from payment by the advisor	—	1,987	—
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(40,992,272)	(103,811,853)	(5,646,939)
Investments - Affiliated	—	—	—
Purchased options contracts	—	—	—
Written options contracts	—	—	—
Foreign currency translation	(21,740)	(13,102)	(4,897)
Deferred foreign capital gains tax	105,536	—	—
Net change in unrealized appreciation (depreciation)	(40,908,476)	(103,824,955)	(5,651,836)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(42,433,173)	(105,854,874)	(7,631,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,447,111)	$(105,443,918)	$(7,127,833)

See Notes to Financial Statements

This page intentionally left blank

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$ 39,013,530	$ 30,828,737	$ 21,144,380	$ 14,299,976
Net realized gain (loss)	77,346,934	266,500,553	9,377,860	36,831,045
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(504,758,535)	71,094,267	(63,041,345)	60,843,085
Net increase (decrease) in net assets resulting from operations	(388,398,071)	368,423,557	(32,519,105)	111,974,106
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(37,869,712)	(29,861,800)	(28,972,326)	(18,794,700)
Return of capital	—	—	(634,126)	(6,052,472)
Total distributions to shareholders	(37,869,712)	(29,861,800)	(29,606,452)	(24,847,172)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	585,823,081	784,387,981	136,630,172	9,259,907
Cost of shares redeemed	(342,711,470)	(754,460,022)	(98,607,101)	(66,909,068)
Net increase (decrease) in net assets resulting from shareholder transactions	243,111,611	29,927,959	38,023,071	(57,649,161)
Total increase (decrease) in net assets	(183,156,172)	368,489,716	(24,102,486)	29,477,773
NET ASSETS:
Beginning of period	1,613,767,129	1,245,277,413	470,203,430	440,725,657
End of period	$1,430,610,957	$1,613,767,129	$446,100,944	$470,203,430
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	28,605,000	28,405,000	28,750,002	32,600,002
Shares sold	10,150,000	14,150,000	8,450,000	550,000
Shares redeemed	(5,950,000)	(13,950,000)	(6,250,000)	(4,400,000)
Shares outstanding, end of period	32,805,000	28,605,000	30,950,002	28,750,002

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)		First Trust Nasdaq BuyWrite Income ETF (FTQI)
Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021

$ 2,200,759	$ 1,333,244	$ 434,135	$ 709,991	$ 32,486	$ 82,731
(407,597)	140,357	1,233,335	8,266,105	528,556	367,409
—	—	—	—	—	—
(12,316,027)	4,299,027	(11,115,307)	250,450	(2,670,841)	267,151
(10,522,865)	5,772,628	(9,447,837)	9,226,546	(2,109,799)	717,291

(2,134,072)	(1,317,871)	(4,161,738)	(2,535,233)	(627,504)	(228,251)
—	—	—	—	(260,249)	—
(2,134,072)	(1,317,871)	(4,161,738)	(2,535,233)	(887,753)	(228,251)

17,543,449	19,294,526	58,793,688	18,094,504	15,486,123	7,205,917
(3,114,320)	—	(2,232,301)	(37,943,500)	(3,127,943)	(2,974,588)
14,429,129	19,294,526	56,561,387	(19,848,996)	12,358,180	4,231,329
1,772,192	23,749,283	42,951,812	(13,157,683)	9,360,628	4,720,369

42,139,326	18,390,043	46,575,076	59,732,759	9,526,934	4,806,565
$43,911,518	$42,139,326	$89,526,888	$46,575,076	$18,887,562	$9,526,934

2,400,002	1,300,002	2,174,201	3,124,201	450,002	250,002
1,000,000	1,100,000	2,800,000	900,000	750,000	350,000
(200,000)	—	(100,000)	(1,850,000)	(150,000)	(150,000)
3,200,002	2,400,002	4,874,201	2,174,201	1,050,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Rising Dividend Achievers ETF (RDVY)		First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$ 153,436,751	$ 47,447,030	$ 28,481,056	$ 899,652
Net realized gain (loss)	263,719,923	284,110,410	817,506,326	406,561,570
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(2,185,334,312)	428,357,284	(1,170,352,406)	276,499,831
Net increase (decrease) in net assets resulting from operations	(1,768,177,638)	759,914,724	(324,365,024)	683,961,053
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(140,979,372)	(44,959,526)	(27,189,651)	(1,159,345)
Return of capital	—	—	—	—
Total distributions to shareholders	(140,979,372)	(44,959,526)	(27,189,651)	(1,159,345)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,962,228,272	5,044,833,796	2,838,226,345	650,797,839
Cost of shares redeemed	(2,501,951,722)	(1,312,230,974)	(2,588,053,448)	(686,904,053)
Net increase (decrease) in net assets resulting from shareholder transactions	3,460,276,550	3,732,602,822	250,172,897	(36,106,214)
Total increase (decrease) in net assets	1,551,119,540	4,447,558,020	(101,381,778)	646,695,494
NET ASSETS:
Beginning of period	5,739,655,239	1,292,097,219	2,694,187,168	2,047,491,674
End of period	$7,290,774,779	$5,739,655,239	$2,592,805,390	$2,694,187,168
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	120,900,002	39,550,002	58,850,002	60,050,002
Shares sold	120,450,000	111,000,000	59,550,000	14,950,000
Shares redeemed	(53,600,000)	(29,650,000)	(55,300,000)	(16,150,000)
Shares outstanding, end of period	187,750,002	120,900,002	63,100,002	58,850,002

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)		First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021

$ 225,149	$ 102,277	$ 1,982,242	$ 926,527	$ 5,854,400	$ 2,372,763
11,092,305	22,206,086	200,303	12,028,581	(9,120,319)	39,219,683
—	—	—	—	—	—
(26,897,678)	9,760,455	(12,779,877)	(91,117)	(51,259,930)	6,817,205
(15,580,224)	32,068,818	(10,597,332)	12,863,991	(54,525,849)	48,409,651

(131,850)	(68,330)	(1,904,422)	(903,831)	(5,794,666)	(2,584,930)
—	—	—	—	—	—
(131,850)	(68,330)	(1,904,422)	(903,831)	(5,794,666)	(2,584,930)

67,434,447	204,119,512	79,279,112	58,983,424	2,531,736	29,789,512
(102,287,438)	(63,084,042)	(38,540,592)	(61,564,516)	(67,969,588)	(29,096,455)
(34,852,991)	141,035,470	40,738,520	(2,581,092)	(65,437,852)	693,057
(50,565,065)	173,035,958	28,236,766	9,379,068	(125,758,367)	46,517,778

220,549,282	47,513,324	38,863,425	29,484,357	264,969,890	218,452,112
$169,984,217	$220,549,282	$67,100,191	$38,863,425	$139,211,523	$264,969,890

5,400,002	1,850,002	1,250,002	1,400,002	11,650,002	11,600,002
1,550,000	5,150,000	2,400,000	2,050,000	150,000	1,350,000
(2,500,000)	(1,600,000)	(1,150,000)	(2,200,000)	(3,150,000)	(1,300,000)
4,450,002	5,400,002	2,500,002	1,250,002	8,650,002	11,650,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)		First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$ 2,056,794	$ 44,628	$ 3,986,062	$ 1,528,329
Net realized gain (loss)	51,807,908	33,942,853	(1,524,697)	2,447,567
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(67,491,422)	31,031,603	(40,908,476)	13,738,762
Net increase (decrease) in net assets resulting from operations	(13,626,720)	65,019,084	(38,447,111)	17,714,658
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,833,976)	(67,710)	(3,919,682)	(1,414,166)
Return of capital	—	—	—	—
Total distributions to shareholders	(1,833,976)	(67,710)	(3,919,682)	(1,414,166)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	250,484,774	49,813,076	23,904,823	73,931,252
Cost of shares redeemed	(217,153,179)	(125,909,677)	(13,920,351)	—
Net increase (decrease) in net assets resulting from shareholder transactions	33,331,595	(76,096,601)	9,984,472	73,931,252
Total increase (decrease) in net assets	17,870,899	(11,145,227)	(32,382,321)	90,231,744
NET ASSETS:
Beginning of period	212,608,772	223,753,999	132,512,050	42,280,306
End of period	$230,479,671	$212,608,772	$100,129,729	$132,512,050
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,050,002	8,550,002	3,150,002	1,350,002
Shares sold	6,900,000	1,500,000	550,000	1,800,000
Shares redeemed	(6,050,000)	(4,000,000)	(400,000)	—
Shares outstanding, end of period	6,900,002	6,050,002	3,300,002	3,150,002

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust International Developed Capital Strength ETF (FICS)
Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Period Ended 9/30/2021 (a)

$ 410,956	$ 225,235	$ 504,080	$ 43,782
(2,031,906)	33,190,276	(1,980,077)	177,073
1,987	—	—	—
(103,824,955)	14,737,527	(5,651,836)	(13,221)
(105,443,918)	48,153,038	(7,127,833)	207,634

(369,695)	(333,100)	(503,611)	(39,101)
—	—	—	—
(369,695)	(333,100)	(503,611)	(39,101)

64,515,646	178,221,700	31,655,094	11,708,531
(51,946,180)	(80,098,259)	(14,840,804)	(1,664,041)
12,569,466	98,123,441	16,814,290	10,044,490
(93,244,147)	145,943,379	9,182,846	10,213,023

266,492,021	120,548,642	10,213,023	—
$ 173,247,874	$ 266,492,021	$ 19,395,869	$ 10,213,023

5,000,002	3,100,002	300,002	—
1,250,000	3,400,000	950,000	350,002
(1,100,000)	(1,500,000)	(500,000)	(50,000)
5,150,002	5,000,002	750,002	300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 56.42	$ 43.84	$ 40.09	$ 38.38	$ 32.39
Income from investment operations:
Net investment income (loss)	1.24	1.10	0.93	0.97	0.96
Net realized and unrealized gain (loss)	(12.83)	12.55	3.77	1.71	5.90
Total from investment operations	(11.59)	13.65	4.70	2.68	6.86
Distributions paid to shareholders from:
Net investment income	(1.22)	(1.07)	(0.95)	(0.97)	(0.87)
Net asset value, end of period	$43.61	$56.42	$43.84	$40.09	$38.38
Total return (a)	(20.93)%	31.29%	11.91%	7.21%	21.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,430,611	$ 1,613,767	$ 1,245,277	$ 1,010,557	$ 948,172
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.26%	2.08%	2.28%	2.59%	2.70%
Portfolio turnover rate (b)	36%	38%	49%	37%	27%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 16.35	$ 13.52	$ 18.43	$ 18.54	$ 19.22
Income from investment operations:
Net investment income (loss)	0.72	0.49	0.57	0.83	0.87
Net realized and unrealized gain (loss)	(1.67)	3.18	(4.52)	0.18	(0.36)
Total from investment operations	(0.95)	3.67	(3.95)	1.01	0.51
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.64)	(0.79)	(0.77)	(0.76)
Return of capital	(0.02)	(0.20)	(0.17)	(0.35)	(0.43)
Total distributions	(0.99)	(0.84)	(0.96)	(1.12)	(1.19)
Net asset value, end of period	$14.41	$16.35	$13.52	$18.43	$18.54
Total return (a)	(6.25)%	27.50%	(21.89)%	5.74%	2.82%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 446,101	$ 470,203	$ 440,726	$ 715,985	$ 683,960
Ratio of total expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (b)	0.48%	0.48%	0.47%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	4.40%	3.03%	3.86%	4.58%	4.62%
Portfolio turnover rate (c)	85%	100%	106%	73%	84%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 17.56	$ 14.15	$ 17.11	$ 17.19	$ 18.52
Income from investment operations:
Net investment income (loss)	0.71	0.62	0.64	0.63	0.85
Net realized and unrealized gain (loss)	(3.85)	3.43	(2.93)	(0.08)	(1.26)
Total from investment operations	(3.14)	4.05	(2.29)	0.55	(0.41)
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.64)	(0.67)	(0.63)	(0.92)
Net asset value, end of period	$13.72	$17.56	$14.15	$17.11	$17.19
Total return (a)	(18.39)%	28.79%	(13.62)%	3.38%	(2.35)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 43,912	$ 42,139	$ 18,390	$ 19,678	$ 13,753
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.69% (b)
Ratio of net investment income (loss) to average net assets	4.39%	4.10%	4.03%	4.01%	4.70%
Portfolio turnover rate (c)	47%	57%	81%	44%	196% (d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective August 30, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 21.42	$ 19.12	$ 22.43	$ 23.28	$ 22.54
Income from investment operations:
Net investment income (loss)	0.17 (a)	0.12	0.23	0.40	0.35
Net realized and unrealized gain (loss)	(1.64)	3.14	(2.58)	(0.29)	1.35
Total from investment operations	(1.47)	3.26	(2.35)	0.11	1.70
Distributions paid to shareholders from:
Net investment income	(1.58)	(0.96)	(0.23)	(0.86)	(0.96)
Return of capital	—	—	(0.73)	(0.10)	—
Total distributions	(1.58)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$18.37	$21.42	$19.12	$22.43	$23.28
Total return (b)	(7.60)%	17.31%	(10.63)%	0.72%	8.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 89,527	$ 46,575	$ 59,733	$ 80,155	$ 66,898
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.81%	1.29%	1.10%	1.43%	1.34%
Portfolio turnover rate (c)	90% (d)	199%	210%	209%	239%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to lower than expected portfolio rebalancing, which was impacted by high levels of equity volatility and a downtrend in the U.S. equity markets.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq BuyWrite Income ETF (FTQI)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 21.17	$ 19.23	$ 22.30	$ 22.92	$ 22.27
Income from investment operations:
Net investment income (loss)	0.06 (a)	0.34	0.21	0.27	0.40
Net realized and unrealized gain (loss)	(1.83)	2.26	(2.62)	(0.23)	0.91
Total from investment operations	(1.77)	2.60	(2.41)	0.04	1.31
Distributions paid to shareholders from:
Net investment income	(0.99)	(0.66)	(0.21)	(0.58)	(0.66)
Return of capital	(0.42)	—	(0.45)	(0.08)	—
Total distributions	(1.41)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$17.99	$21.17	$19.23	$22.30	$22.92
Total return (b)	(9.00)%	13.66%	(10.98)%	0.29%	5.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,888	$ 9,527	$ 4,807	$ 8,919	$ 13,751
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.27%	1.16%	0.96%	1.40%	1.32%
Portfolio turnover rate (c)	107% (d)	182%	207%	205%	219%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s index and investment strategy effective May 11, 2022, which resulted in fewer portfolio transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 47.47	$ 32.67	$ 31.82	$ 31.54	$ 27.84
Income from investment operations:
Net investment income (loss)	0.82	0.59	0.58	0.54	0.41
Net realized and unrealized gain (loss)	(8.70)	14.79	0.86	0.27	3.68
Total from investment operations	(7.88)	15.38	1.44	0.81	4.09
Distributions paid to shareholders from:
Net investment income	(0.76)	(0.58)	(0.59)	(0.53)	(0.39)
Net asset value, end of period	$38.83	$47.47	$32.67	$31.82	$31.54
Total return (a)	(16.76)%	47.21%	4.61%	2.72%	14.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,290,775	$ 5,739,655	$ 1,292,097	$ 832,156	$ 690,709
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.85%	1.43%	1.89%	1.85%	1.50%
Portfolio turnover rate (b)	59%	45%	62%	63%	40%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 45.78	$ 34.10	$ 29.63	$ 30.93	$ 26.17
Income from investment operations:
Net investment income (loss)	0.46	0.02	0.09	0.11	0.09
Net realized and unrealized gain (loss)	(4.71)	11.68	4.49	(1.31)	4.83
Total from investment operations	(4.25)	11.70	4.58	(1.20)	4.92
Distributions paid to shareholders from:
Net investment income	(0.44)	(0.02)	(0.11)	(0.10)	(0.16)
Net asset value, end of period	$41.09	$45.78	$34.10	$29.63	$30.93
Total return (a)	(9.32)%	34.31%	15.50%	(3.92)%	18.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,592,805	$ 2,694,187	$ 2,047,492	$ 2,348,262	$ 2,858,225
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	1.01%	0.04%	0.30%	0.34%	0.30%
Portfolio turnover rate (c)	81%	20%	72%	65%	44%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 40.84	$ 25.68	$ 26.76	$ 27.93	$ 26.04
Income from investment operations:
Net investment income (loss)	0.04	0.03	(0.03)	0.10 (a)	0.09
Net realized and unrealized gain (loss)	(2.66)	15.16	(0.98)	(1.21)	1.88
Total from investment operations	(2.62)	15.19	(1.01)	(1.11)	1.97
Distributions paid to shareholders from:
Net investment income	(0.02)	(0.03)	(0.07)	(0.06)	(0.08)
Net asset value, end of period	$38.20	$40.84	$25.68	$26.76	$27.93
Total return (b)	(6.41)%	59.15%	(3.81)%	(3.95)%	7.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 169,984	$ 220,549	$ 47,513	$ 66,900	$ 195,500
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.10%	0.07%	(0.18)%	0.40%	0.32%
Portfolio turnover rate (c)	37%	35%	45%	58%	35%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.09	$ 21.06	$ 26.07	$ 25.15	$ 24.54
Income from investment operations:
Net investment income (loss)	0.88	0.73	0.68	0.78	0.65
Net realized and unrealized gain (loss)	(4.22)	10.01	(4.95)	0.86	0.59
Total from investment operations	(3.34)	10.74	(4.27)	1.64	1.24
Distributions paid to shareholders from:
Net investment income	(0.91)	(0.71)	(0.74)	(0.72)	(0.63)
Net asset value, end of period	$26.84	$31.09	$21.06	$26.07	$25.15
Total return (a)	(11.08)%	51.29%	(16.49)%	6.87%	5.10%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 67,100	$ 38,863	$ 29,484	$ 44,313	$ 37,727
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.69% (b)
Ratio of net investment income (loss) to average net assets	3.00%	2.54%	2.81%	3.50%	2.79%
Portfolio turnover rate (c)	172%	186%	193%	160%	297% (d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 6, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 22.74	$ 18.83	$ 19.07	$ 20.33	$ 21.35
Income from investment operations:
Net investment income (loss)	0.64	0.20	0.56	0.37	0.33
Net realized and unrealized gain (loss)	(6.66)	3.93	(0.23)	(1.26)	(0.93)
Total from investment operations	(6.02)	4.13	0.33	(0.89)	(0.60)
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.22)	(0.57)	(0.35)	(0.42)
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.63)	(0.22)	(0.57)	(0.37)	(0.42)
Net asset value, end of period	$16.09	$22.74	$18.83	$19.07	$20.33
Total return (a)	(26.89)%	21.91%	1.75%	(4.42)%	(2.91)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 139,212	$ 264,970	$ 218,452	$ 453,757	$ 774,665
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	2.92%	0.87%	3.19%	1.89%	1.57%
Portfolio turnover rate (c)	104%	66%	29%	42%	0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 35.14	$ 26.17	$ 26.45	$ 28.80	$ 24.36
Income from investment operations:
Net investment income (loss)	0.31	0.01	0.13	0.22	0.08
Net realized and unrealized gain (loss)	(1.77)	8.97	(0.25)	(2.37)	4.51
Total from investment operations	(1.46)	8.98	(0.12)	(2.15)	4.59
Distributions paid to shareholders from:
Net investment income	(0.28)	(0.01)	(0.16)	(0.20)	(0.15)
Net asset value, end of period	$33.40	$35.14	$26.17	$26.45	$28.80
Total return (a)	(4.18)%	34.32%	(0.46)%	(7.46)%	18.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 230,480	$ 212,609	$ 223,754	$ 468,253	$ 620,537
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.91%	0.02%	0.54%	0.79%	0.32%
Portfolio turnover rate (c)	164%	20%	225%	90%	42%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended September 30,				Period Ended 9/30/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 42.07	$ 31.32	$ 29.32	$ 30.31	$ 29.99
Income from investment operations:
Net investment income (loss)	1.15	0.61	0.35	0.59	0.26
Net realized and unrealized gain (loss)	(11.75)	10.70	2.02	(0.93)	0.29
Total from investment operations	(10.60)	11.31	2.37	(0.34)	0.55
Distributions paid to shareholders from:
Net investment income	(1.13)	(0.56)	(0.37)	(0.65)	(0.23)
Net asset value, end of period	$30.34	$42.07	$31.32	$29.32	$30.31
Total return (b)	(25.55)%	36.13%	8.13%	(1.08)%	1.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 100,130	$ 132,512	$ 42,280	$ 41,048	$ 50,017
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	2.94%	1.84%	1.12%	1.95%	1.63% (c)
Portfolio turnover rate (d)	23%	46%	25%	35%	53%

(a)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
	Year Ended September 30,				Period Ended 9/30/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 53.30	$ 38.89	$ 31.51	$ 32.23	$ 29.91
Income from investment operations:
Net investment income (loss)	0.08	0.05	0.04	0.17	0.12
Net realized and unrealized gain (loss)	(19.67) (b)	14.44	7.39	(0.75)	2.31
Total from investment operations	(19.59)	14.49	7.43	(0.58)	2.43
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.08)	(0.05)	(0.14)	(0.11)
Net asset value, end of period	$33.64	$53.30	$38.89	$31.51	$32.23
Total return (c)	(36.76)% (b)	37.27%	23.60%	(1.81)%	8.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 173,248	$ 266,492	$ 120,549	$ 61,443	$ 32,226
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	0.17%	0.10%	0.15%	0.68%	0.62% (d)
Portfolio turnover rate (e)	36%	31%	34%	43%	67%

(a)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	The Fund received a reimbursement from the advisor in the amount of $1,987 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust International Developed Capital Strength ETF (FICS)
	Year Ended 9/30/2022	Period Ended 9/30/2021 (a)
Net asset value, beginning of period	$ 34.04	$ 30.09
Income from investment operations:
Net investment income (loss)	0.57	0.36
Net realized and unrealized gain (loss)	(8.16)	3.93
Total from investment operations	(7.59)	4.29
Distributions paid to shareholders from:
Net investment income	(0.59)	(0.34)
Net asset value, end of period	$25.86	$34.04
Total return (b)	(22.50)%	14.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,396	$ 10,213
Ratio of total expenses to average net assets	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	2.10%	1.29% (c)
Portfolio turnover rate (d)	77%	23%

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2022
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the fourteen funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust NASDAQ Technology Dividend Index Fund – (ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (ticker “FID”)
First Trust BuyWrite Income ETF – (ticker “FTHI”)
First Trust Nasdaq BuyWrite Income ETF – (ticker “FTQI”)(1)
First Trust Rising Dividend Achievers ETF – (ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (ticker “DDIV”)
First Trust Dorsey Wright International Focus 5 ETF – (ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (ticker “FVC”)
First Trust Indxx Innovative Transaction & Process ETF – (ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (ticker “ROBT”)
First Trust International Developed Capital Strength ETF – (ticker “FICS”)
(1) Effective on May 11, 2022, First Trust Hedged BuyWrite Income ETF (Nasdaq ticker “FTLB”) changed its name and ticker symbol to First Trust Nasdaq BuyWrite Income ETF (Nasdaq ticker “FTQI”).
Both TDIV and FICS operate as a non-diversified series of the Trust. Each of MDIV, FID, FTHI, FTQI, RDVY, FV, AIRR, DDIV, IFV, FVC, LEGR and ROBT operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund, except for FTHI and FTQI, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust NASDAQ Technology Dividend Index Fund
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF
First Trust Indxx Innovative Transaction & Process ETF
First Trust Nasdaq Artificial Intelligence and Robotics ETF
First Trust International Developed Capital Strength ETF	Nasdaq Technology Dividend IndexTM
Nasdaq US Multi-Asset Diversified Income IndexSM
S&P International Dividend Aristocrats Index
Nasdaq US Rising Dividend AchieversTM Index
Dorsey Wright Focus FiveTM Index
Richard Bernstein Advisors American Industrial Renaissance® Index
Dorsey Wright Momentum Plus Dividend YieldTM Index
Dorsey Wright International Focus FiveTM Index
Dorsey Wright Dynamic Focus FiveTM Index
Indxx Blockchain Index
Nasdaq CTA Artificial Intelligence and Robotics IndexSM
The International Developed Capital Strength IndexSM
FTHI and FTQI are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor’s 500® Index (the “S&P 500”). The Fund employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
The investment objective of FTQI is to provide current income. Under normal market conditions, FTQI pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index® (the “Nasdaq-100”). Under normal market conditions, FTQI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq Composite Index. FTQI employs an option strategy in which it writes U.S. exchange-traded call options on the Nasdaq-100 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100, FTQI forfeits any upside potential of the Nasdaq-100 above the strike price of the written call options. It is expected that FTQI will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be FTQI’s primary source of income. Under normal market conditions, FTQI will seek to distribute the majority of the option premiums collected. FTQI does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of FTQI’s assets.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange-traded funds, and other equity securities  listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Option Contracts
FTHI and FTQI are subject to equity price risk in the normal course of pursuing their investment objectives. FTHI may write (sell) U.S. exchange-traded covered call options on the S&P 500 and FTQI may write (sell) U.S. exchange-traded call options on the Nasdaq-100, to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI may write (sell) covered call options or put options and FTQI may write (sell) call options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices in their respective portfolios as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. FTHI will not write (sell) “naked” or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTQI will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of call, covered call, or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, FTHI foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in MDIV at September 30, 2022, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2022	Value at 9/30/2021	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2022	Dividend Income
First Trust Tactical High Yield ETF	2,396,347	$ 94,677,062	$ 40,940,458	$ (22,321,517)	$ (20,775,057)	$ (692,929)	$ 91,828,017	$ 6,142,722

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Amounts relating to these investments in FV at September 30, 2022, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2022	Value at 9/30/2021	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2022	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	—	$552,125,467	$489,487,672	$ (977,311,520)	$ (184,912,166)	$120,610,547	$ —	$2,332,656
First Trust Energy AlphaDEX® Fund	37,233,368	—	726,588,423	(140,809,237)	(449,929)	(4,116,382)	581,212,875	9,631,857
First Trust Industrials/Producer Durables AlphaDEX® Fund	11,002,143	552,378,296	554,528,798	(474,853,062)	(122,819,764)	(3,685,797)	505,548,471	4,524,721
First Trust Materials AlphaDEX® Fund	8,230,205	—	756,865,736	(197,537,048)	(128,236,435)	(4,191,520)	426,900,733	5,632,668
First Trust Nasdaq Food & Beverage ETF	21,438,168	—	622,090,618	(18,971,846)	(69,879,781)	(714,898)	532,524,093	3,715,674
First Trust Nasdaq Oil & Gas ETF	22,047,884	—	1,123,919,311	(693,393,430)	76,138,600	34,611,071	541,275,552	9,808,801
First Trust Nasdaq Transportation ETF	—	513,660,400	362,824,428	(857,633,271)	(111,437,489)	92,585,932	—	1,240,830
First Trust NASDAQ-100-Technology Sector Index Fund	—	545,036,466	347,535,180	(816,886,894)	(340,249,141)	264,564,389	—	41,431
First Trust Technology AlphaDEX® Fund	—	528,789,844	126,483,451	(684,609,978)	(288,506,301)	317,842,984	—	—
		$2,691,990,473	$5,110,323,617	$(4,862,006,286)	$(1,170,352,406)	$817,506,326	$2,587,461,724	$36,928,638

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Amounts relating to these investments in IFV at September 30, 2022, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2022	Value at 9/30/2021	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2022	Dividend Income
First Trust BICK Index Fund	1,148,699	$ 52,406,007	$ 30,335,962	$ (54,810,146)	$ (9,225,736)	$ 8,541,053	$ 27,247,140	$ 48,538
First Trust Chindia ETF	788,140	—	32,950,175	(2,490,543)	(3,006,866)	53,320	27,506,086	46,949
First Trust Dow Jones Global Select Dividend Index Fund	1,455,665	—	41,756,094	(4,815,221)	(9,493,741)	(459,103)	26,988,029	1,272,651
First Trust Eurozone AlphaDEX® Fund	—	—	54,095,628	(48,158,214)	—	(5,937,414)	—	280,215
First Trust Germany AlphaDEX® Fund	—	52,146,239	1,776,695	(46,009,598)	(6,627,154)	(1,286,182)	—	146,489
First Trust India NIFTY 50 Equal Weight ETF	691,061	57,888,541	635,412	(23,785,798)	(7,879,085)	2,739,073	29,598,143	1,666,894
First Trust Latin America AlphaDEX® Fund	1,765,963	—	42,270,056	(6,550,570)	(7,315,963)	(730,883)	27,672,640	1,371,007
First Trust Switzerland AlphaDEX® Fund	—	50,668,510	1,607,980	(44,869,379)	(10,736,246)	3,329,135	—	240,132
First Trust United Kingdom AlphaDEX® Fund	—	51,626,570	4,221,806	(43,503,919)	3,024,861	(15,369,318)	—	1,372,925
		$264,735,867	$209,649,808	$(274,993,388)	$(51,259,930)	$(9,120,319)	$139,012,038	$6,445,800

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Amounts relating to these investments in FVC at September 30, 2022, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2022	Value at 9/30/2021	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2022	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	—	$43,565,016	$37,286,547	$ (75,949,685)	$ (15,174,892)	$10,273,014	$ —	$178,597
First Trust Energy AlphaDEX® Fund	2,000,658	—	71,385,000	(40,927,478)	(94,476)	867,225	31,230,271	498,208
First Trust Enhanced Short Maturity ETF	1,539,755	—	157,866,525	(66,124,344)	(257,253)	(146,661)	91,338,267	681,203
First Trust Industrials/Producer Durables AlphaDEX® Fund	591,177	43,584,937	55,819,497	(64,677,952)	(7,174,983)	(386,916)	27,164,583	270,838
First Trust Materials AlphaDEX® Fund	442,231	—	71,268,328	(42,348,912)	(5,308,534)	(672,360)	22,938,522	287,735
First Trust Nasdaq Food & Beverage ETF	1,151,936	—	62,524,664	(29,924,196)	(2,899,246)	(1,087,132)	28,614,090	174,632
First Trust Nasdaq Oil & Gas ETF	1,184,694	—	99,553,465	(81,550,151)	3,002,389	8,078,535	29,084,238	540,837
First Trust Nasdaq Transportation ETF	—	40,529,967	26,751,967	(65,960,213)	(9,206,661)	7,884,940	—	95,330
First Trust NASDAQ-100-Technology Sector Index Fund	—	43,005,865	25,610,473	(62,900,115)	(14,879,858)	9,163,635	—	3,183
First Trust Technology AlphaDEX® Fund	—	41,724,071	9,483,887	(53,543,678)	(15,497,908)	17,833,628	—	—
		$212,409,856	$617,550,353	$(583,906,724)	$(67,491,422)	$51,807,908	$230,369,971	$2,730,563
F. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
G. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. During the fiscal year ended September 30, 2022, AIRR, LEGR and ROBT participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
H. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2022, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of September 30, 2022.
I. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly for MDIV, FTHI, and FTQI and quarterly for TDIV, FID, RDVY, FV, AIRR, DDIV, IFV, FVC, LEGR, ROBT and FICS or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2022, was as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 37,869,712	$ —	$ —
Multi-Asset Diversified Income Index Fund	28,972,326	—	634,126
First Trust S&P International Dividend Aristocrats ETF	2,134,072	—	—
First Trust BuyWrite Income ETF	4,161,738	—	—
First Trust Nasdaq BuyWrite Income ETF	627,504	—	260,249
First Trust Rising Dividend Achievers ETF	140,979,372	—	—
First Trust Dorsey Wright Focus 5 ETF	27,189,651	—	—
First Trust RBA American Industrial Renaissance® ETF	131,850	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	1,904,422	—	—
First Trust Dorsey Wright International Focus 5 ETF	5,794,666	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	1,833,976	—	—
First Trust Indxx Innovative Transaction & Process ETF	3,919,682	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	369,695	—	—
First Trust International Developed Capital Strength ETF	503,611	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 29,861,800	$ —	$ —
Multi-Asset Diversified Income Index Fund	18,794,700	—	6,052,472
First Trust S&P International Dividend Aristocrats ETF	1,317,871	—	—
First Trust BuyWrite Income ETF	2,535,233	—	—
First Trust Nasdaq BuyWrite Income ETF	228,251	—	—
First Trust Rising Dividend Achievers ETF	44,959,526	—	—
First Trust Dorsey Wright Focus 5 ETF	1,159,345	—	—
First Trust RBA American Industrial Renaissance® ETF	68,330	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	903,831	—	—
First Trust Dorsey Wright International Focus 5 ETF	2,584,930	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	67,710	—	—
First Trust Indxx Innovative Transaction & Process ETF	1,414,166	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	333,100	—	—
First Trust International Developed Capital Strength ETF	39,101	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
As of September 30, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 3,501,257	$ (208,783,575)	$ (204,387,577)
Multi-Asset Diversified Income Index Fund	—	(226,942,167)	(50,345,965)
First Trust S&P International Dividend Aristocrats ETF	164,542	(5,293,852)	(11,563,360)
First Trust BuyWrite Income ETF	—	(18,375,410)	(9,220,265)
First Trust Nasdaq BuyWrite Income ETF	—	(2,123,105)	(2,620,426)
First Trust Rising Dividend Achievers ETF	15,703,375	(149,050,822)	(1,798,807,954)
First Trust Dorsey Wright Focus 5 ETF	1,291,405	(579,723,679)	(201,997,496)
First Trust RBA American Industrial Renaissance® ETF	142,573	(33,161,068)	(22,256,509)
First Trust Dorsey Wright Momentum & Dividend ETF	221,298	(23,321,490)	(10,864,363)
First Trust Dorsey Wright International Focus 5 ETF	81,382	(144,990,579)	(22,207,775)
First Trust Dorsey Wright Dynamic Focus 5 ETF	222,818	(60,339,002)	(10,572,639)
First Trust Indxx Innovative Transaction & Process ETF	115,148	(4,605,254)	(27,416,714)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	319,975	(23,210,981)	(76,034,434)
First Trust International Developed Capital Strength ETF	20,290	(1,161,324)	(5,722,985)
J. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all of the Funds, with the exception of FICS, taxable years ended 2019, 2020, 2021 and 2022 remain open to federal and state audit. The taxable years ended 2021 and 2022 remain open to federal and state audit for FICS. As of September 30, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Non-Expiring Capital Loss Carryforward
First Trust NASDAQ Technology Dividend Index Fund	$ 208,783,575
Multi-Asset Diversified Income Index Fund	226,942,167
First Trust S&P International Dividend Aristocrats ETF	5,293,852
First Trust BuyWrite Income ETF	18,375,410
First Trust Nasdaq BuyWrite Income ETF	2,123,105
First Trust Rising Dividend Achievers ETF	149,050,822
First Trust Dorsey Wright Focus 5 ETF	579,723,679
First Trust RBA American Industrial Renaissance® ETF	33,161,068
First Trust Dorsey Wright Momentum & Dividend ETF	23,321,490
First Trust Dorsey Wright International Focus 5 ETF	144,990,579
First Trust Dorsey Wright Dynamic Focus 5 ETF	60,339,002
First Trust Indxx Innovative Transaction & Process ETF	4,605,254
First Trust Nasdaq Artificial Intelligence and Robotics ETF	23,210,981
First Trust International Developed Capital Strength ETF	1,161,324
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 242	$ (160,295,622)	$ 160,295,380
Multi-Asset Diversified Income Index Fund	3,354,116	(6,332,597)	2,978,481
First Trust S&P International Dividend Aristocrats ETF	(30,711)	(131,854)	162,565
First Trust BuyWrite Income ETF	3,757,034	(497,007)	(3,260,027)
First Trust Nasdaq BuyWrite Income ETF	595,956	(238,796)	(357,160)
First Trust Rising Dividend Achievers ETF	—	(408,145,911)	408,145,911
First Trust Dorsey Wright Focus 5 ETF	—	(871,252,353)	871,252,353
First Trust RBA American Industrial Renaissance® ETF	—	(18,596,820)	18,596,820
First Trust Dorsey Wright Momentum & Dividend ETF	—	(5,165,221)	5,165,221
First Trust Dorsey Wright International Focus 5 ETF	—	(4,556,264)	4,556,264
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(50,177,178)	50,177,178
First Trust Indxx Innovative Transaction & Process ETF	(56,271)	(2,088,490)	2,144,761
First Trust Nasdaq Artificial Intelligence and Robotics ETF	305,363	(16,580,301)	16,274,938
First Trust International Developed Capital Strength ETF	10,057	782,557	(792,614)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
As of September 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 1,631,544,912	$ 79,409,827	$ (283,797,404)	$ (204,387,577)
Multi-Asset Diversified Income Index Fund	492,887,606	14,669,020	(65,014,985)	(50,345,965)
First Trust S&P International Dividend Aristocrats ETF	55,057,084	594,676	(12,137,237)	(11,542,561)
First Trust BuyWrite Income ETF	97,387,126	1,067,506	(10,287,756)	(9,220,250)
First Trust Nasdaq BuyWrite Income ETF	20,987,563	182,297	(2,802,723)	(2,620,426)
First Trust Rising Dividend Achievers ETF	9,073,482,529	85,689,108	(1,884,497,062)	(1,798,807,954)
First Trust Dorsey Wright Focus 5 ETF	2,789,459,220	76,027,272	(278,024,768)	(201,997,496)
First Trust RBA American Industrial Renaissance® ETF	192,152,537	8,747,973	(31,004,482)	(22,256,509)
First Trust Dorsey Wright Momentum & Dividend ETF	77,531,607	499,783	(11,364,146)	(10,864,363)
First Trust Dorsey Wright International Focus 5 ETF	161,219,813	538,507	(22,746,282)	(22,207,775)
First Trust Dorsey Wright Dynamic Focus 5 ETF	240,942,610	2,891,695	(13,464,334)	(10,572,639)
First Trust Indxx Innovative Transaction & Process ETF	128,015,310	1,775,980	(29,188,661)	(27,412,681)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	254,404,770	5,374,643	(81,396,583)	(76,021,940)
First Trust International Developed Capital Strength ETF	25,064,190	13,128	(5,731,023)	(5,717,895)
K. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.
First Trust has entered into licensing agreements with the following “Licensors” for the respective Funds:
Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Indxx Innovative Transaction & Process ETF	Indxx Inc.
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq, Inc.
First Trust International Developed Capital Strength ETF	Nasdaq, Inc.
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Each Fund pays First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Nasdaq BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
First Trust Indxx Innovative Transaction & Process ETF	0.65%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	0.65%
First Trust International Developed Capital Strength ETF	0.70%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
During the fiscal year ended September 30, 2022, ROBT received a payment from the Advisor of $1,987 in connection with a trade error.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s investment management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2023. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the year ended September 30, 2022, MDIV waived $555,573 of management fees.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 616,115,477	$ 612,999,941
Multi-Asset Diversified Income Index Fund	402,578,657	400,871,685
First Trust S&P International Dividend Aristocrats ETF	24,601,157	22,959,637
First Trust BuyWrite Income ETF	48,589,467	50,792,045
First Trust Nasdaq BuyWrite Income ETF	12,875,068	12,938,229
First Trust Rising Dividend Achievers ETF	4,790,829,622	4,780,696,286
First Trust Dorsey Wright Focus 5 ETF	2,272,871,425	2,281,398,606
First Trust RBA American Industrial Renaissance® ETF	79,611,672	79,011,781
First Trust Dorsey Wright Momentum & Dividend ETF	110,797,167	110,261,522
First Trust Dorsey Wright International Focus 5 ETF	207,120,095	207,042,064
First Trust Dorsey Wright Dynamic Focus 5 ETF	367,185,448	367,269,130
First Trust Indxx Innovative Transaction & Process ETF	32,029,319	30,937,774
First Trust Nasdaq Artificial Intelligence and Robotics ETF	103,592,862	86,390,542
First Trust International Developed Capital Strength ETF	17,830,154	17,929,177

For the fiscal year ended September 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 583,961,573	$ 343,724,649
Multi-Asset Diversified Income Index Fund	135,918,665	98,183,758
First Trust S&P International Dividend Aristocrats ETF	15,707,014	3,024,900
First Trust BuyWrite Income ETF	59,226,782	2,148,878
First Trust Nasdaq BuyWrite Income ETF	15,186,927	3,007,749
First Trust Rising Dividend Achievers ETF	5,941,936,015	2,490,251,103
First Trust Dorsey Wright Focus 5 ETF	2,837,452,192	2,580,607,680
First Trust RBA American Industrial Renaissance® ETF	67,375,750	102,388,655
First Trust Dorsey Wright Momentum & Dividend ETF	79,064,435	38,451,634
First Trust Dorsey Wright International Focus 5 ETF	2,529,713	67,951,324
First Trust Dorsey Wright Dynamic Focus 5 ETF	250,364,905	216,637,594
First Trust Indxx Innovative Transaction & Process ETF	21,472,250	12,690,709
First Trust Nasdaq Artificial Intelligence and Robotics ETF	47,186,813	50,794,243
First Trust International Developed Capital Strength ETF	31,745,144	14,884,394
5. Derivative Transactions
The following tables present the type of derivatives held by each Fund at September 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
FTHI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	—	$ —	Options written, at value	$ 79,346
FTQI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	—	$ —	Options written, at value	$ 73,507
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	FTHI	FTQI
Net realized gain (loss) on Purchased options contracts	$—	$(31,942)
Net realized gain (loss) on Written options contracts	1,445,968	575,553
Net change in unrealized gain (loss) on Purchased options contracts	—	21,726
Net change in unrealized gain (loss) on Written options contracts	1,399,627	293,184
During the fiscal year ended September 30, 2022, for FTHI, the premiums for written options opened were $6,736,368, and the premiums for written options closed, exercised and expired were $5,389,713.
During the fiscal year ended September 30, 2022, for FTQI, the premiums for written options opened were $2,175,224, and the premiums for written options closed, exercised and expired were $1,872,801. During the fiscal year ended September 30, 2022, for FTQI, the premiums for purchased options opened were $108,236, and the premiums for purchased options closed, exercised and expired were $289,667.
FTHI and FTQI do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2024.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Funds. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee each Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Nasdaq BuyWrite Income ETF (formerly known as First Trust Hedged BuyWrite Income ETF), First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust Dorsey Wright Dynamic Focus 5 ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF , and First Trust International Developed Capital Strength ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2022, and the related statements of operations for the year then ended, and the changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
First Trust NASDAQ Technology Dividend Index Fund	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and 2018
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust BuyWrite Income ETF
First Trust Nasdaq BuyWrite Income ETF (formerly known as First Trust Hedged BuyWrite Income ETF)
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF
First Trust Indxx Innovative Transaction & Process ETF	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period from January 24, 2018 (commencement of operations) through September 30, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period from February 21, 2018 (commencement of operations) through September 30, 2018
First Trust International Developed Capital Strength ETF	For the year ended September 30, 2022 and for the period from December 15, 2020 (commencement of operations) through September 30, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	30.08%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	19.08%
First Trust Nasdaq BuyWrite Income ETF	19.25%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	65.29%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust Indxx Innovative Transaction & Process ETF	19.63%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	69.13%
First Trust International Developed Capital Strength ETF	0.00%

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
For the taxable year ended September 30, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	29.85%
First Trust S&P International Dividend Aristocrats ETF	87.45%
First Trust BuyWrite Income ETF	18.22%
First Trust Nasdaq BuyWrite Income ETF	19.74%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	71.95%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust International Developed Capital Strength ETF	100.00%
**The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.
A portion of the ordinary dividends (including short-term capital gains) that MDIV, FTHI, FTQI, and DDIV paid to shareholders during the taxable year ended September 30, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2022, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$ 2,766,582	$ 0.86	$ 263,783	$ 0.08
First Trust Indxx Innovative Transaction & Process ETF	4,087,700	1.24	356,094	0.11
First Trust International Developed Capital Strength ETF	745,941	0.99	74,196	0.10
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
“junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eleven series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTHI and FTQI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2023, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios (excluding acquired fund fees and expenses for FV, IFV and FVC) were the most

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rates for MDIV (including the fee offset), FTHI and FTQI were below the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in each Fund’s respective Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in its respective Expense Group. The Board also noted that FV’s, IFV’s and FVC’s total (net) expense ratios (including acquired fund fees and expenses) were above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in each Fund’s respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted that FTHI’s Expense Group did not include any other actively-managed ETFs and that FTQI’s Expense Group contained both actively-managed ETFs and open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTHI and FTQI, the Board received and reviewed information for periods ended December 31, 2021 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield Index, and that the performance information included a blend of the old and new indexes. With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of MDIV’s performance at the April 18, 2022 meeting, but given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTHI and FTQI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index. With respect to FTQI, the Board noted that during 2022, it approved the Fund’s adoption of an amended investment strategy that involves investing primarily in equity securities listed on U.S. exchanges and utilizing an “option strategy” consisting of writing U.S. exchange-traded call options on the Nasdaq-100 Index®, which took effect May 11, 2022, and that the performance information reflected FTQI’s old investment strategy. Based on the information provided, the Board noted that FTHI performed at its Performance Universe median for the one-year period ended December 31, 2021 and underperformed its Performance Universe median for the three- and five-year periods ended December 31, 2021. The Board also noted that FTHI underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board noted that FTQI underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust International Developed Capital Strength ETF (FICS)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for LEGR was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information for each Fund for periods ended December 31, 2021 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $5,655,174. This figure is comprised of $224,803 paid (or to be paid) in fixed compensation and $5,430,371 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $2,867,870 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,787,304 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	221	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	221	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	221	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	221	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	221	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	221	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund VI

Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

First Trust Dorsey Wright Momentum & Value ETF (DVLU)

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

Annual Report
For the Year Ended
September 30, 2022

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2022.
It is times like these that really test the mettle of investors. Are you someone that is implementing an investment plan with a long time horizon, a trader by nature, or do you fall somewhere in between? Frankly, the current climate is challenging for just about any strategy. While most investors are accustomed to dealing with high levels of volatility in the stock market, some of the daily swings we have witnessed lately have not only been uncharacteristically sharp but have occasionally seemed nearly inexplicable, in my opinion.
In case you have not noticed, volatility is also elevated in the fixed-income market. Bond valuations are down big in 2022. Year-to-date through October 31, 2022, the ICE BofA 15+ Year U.S. Treasury Index experienced a price decline of 33.51%, according to Bloomberg. It was down 31.87% on a total return basis, which includes reinvested interest. To put this into perspective, over the past 40 years, the worst annual showing by the U.S. Long-Term Government Bond Index (20-Year) tracked by Morningstar was the -14.90% total return posted in 2009 (think 2008-2009 global financial crisis). For those who may be unaware, investors benefitted from a trend of declining bond yields from September 1981 through August 2020. While that is an incredible run, nothing lasts forever. Suffice it to say, a lot of pain has been endured by investors in the markets this year and we believe there could be more to come in the near-term. The aggressive interest rate hikes by the Federal Reserve (the “Fed”) are a signal to the markets that it is behind the inflation curve. Moving forward, the Fed will be looking to lower inflation while simultaneously engineering a soft landing in the economy. That will be easier said than done, in my opinion.
There are far more headwinds challenging the securities markets than tailwinds. Here are just a few of those headwinds: stubbornly high inflation; additional rate hikes expected from the Fed from their November and December 2022 meetings, which could potentially push bond yields higher; the ongoing war between Russia and Ukraine, which is impacting the supply and prices of crude oil and natural gas; China enforcing a zero-tolerance policy to combat the spread of the coronavirus by locking down entire cities to its own economic detriment; and the potential for food and energy shortages this coming winter. With the housing market looking like it is finally cooling off, due largely to a huge spike in mortgage rates this year, which were up more than double the rate at the start of the year, the last big tailwind standing may just be the strong U.S. labor market. If the job market can hang in there, the Fed’s goal of a soft landing for the economy may be attainable. I think we will have a clearer picture of things at the start of 2023.
Year-to-date through October 31, 2022, the S&P 500® Index (the “Index”) posted a total return of -17.70%, according to Bloomberg, which puts the Index in bear market territory. A bear market is defined as a 20% or greater decline in the price of a security or index from its most recent peak. While the 17.70% decline in the Index would technically qualify as a stock market correction, investors should continue to view the current downturn as a bear market, in my opinion. Keep in mind, since World War II, there have been 12 bear markets in the Index, excluding the current bear market, according to Yardeni Research. The average price decline of those 12 bear markets was 33.6%. The average price gain over the 12-months following the trough reached during those bear markets was 40.8%, according to Bloomberg. Bear markets come and go. You can’t catch the turn if you are not in the market when the turn comes.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report (Unaudited)
September 30, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported in its October 2022 release that global gross domestic product (“GDP”) growth is expected to come in at 3.2% in 2022 and 2.7% in 2023, down from 6.0% in 2021. The IMF sees the U.S. economy growing 1.6% in 2022 and 1.0% in 2023, down from 5.7% in 2021. With respect to all Advanced Economies, the IMF is projecting GDP growth of 2.4% in 2022 and 1.1% in 2023, down from 5.2% in 2021. Lastly, it sees Emerging Markets and Developing Economies growing 3.7% in 2022 and 3.7% again in 2023, down from 6.6% in 2021. From 1970 to 2021, the average global GDP growth rate was 3.6%, according to the IMF. Looking ahead, the IMF notes that the global economy must navigate three key pressures: the war in Ukraine, world-wide inflation and continued economic headwinds in the U.S., Europe and China.
Russia’s war with Ukraine continues to destabilize the global economy, increasing the cost of living and impeding economic growth. European natural gas prices have spiked four-fold since 2021, according to the IMF. Russia has decreased natural gas deliveries to Europe by over 80% of their 2021 total, greatly increasing the likelihood of an energy shortage. Worldwide inflationary pressures continue to fester, with global inflation forecast to surge to 8.8% in 2022, up from 4.7% in 2021. Central banks have rapidly tightened monetary policy in response, and will likely have to continue to do so, in our opinion. These tighter financial conditions have produced significant headwinds to growth among most major economies and are likely to have at least some impact in 2023.
Performance of Global Stocks and Bonds
U.S. equities have turned negative over the past year. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of -15.47%, -15.25% and -18.83%, respectively, for the 12-month period ended September 30, 2022, according to Bloomberg. Value stocks outperformed growth stocks over the period. The S&P 500® Value Index posted a total return of -9.63% versus -21.11% for the S&P 500® Growth Index; an indication that investors may be anticipating slower growth over the near-term and are opting for companies that are trading at more attractive valuations. Nine of the eleven sectors that comprise the Index were down on a total return basis, with Energy and Utilities posting the only positive returns. The top-performer was Energy, up 45.70%, while the worst showing came from Communication Services, down 39.05%.
A Bloomberg survey of 23 equity strategists found that the average 2022 year-end price target for the Index was 4,346 as of September 15, 2022, down from 4,376 on August 16, 2022, according to its own release. Heading into 2022 (December 16, 2021), strategists had an average target of 4,950. The highest and lowest estimates on September 15, 2022, were 5,100 and 3,400, respectively. On September 15, 2022, the Index closed at 3,901.35, which was 18.66% below its all-time closing high of 4,796.56 on January 3, 2022. As of September 30, 2022, Bloomberg’s 2022, 2023 and 2024 consensus earnings growth rate estimates for the Index stood at 9.61%, 6.14% and 8.44%, respectively.
The performance of foreign equities continues to lag that of major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of -23.91% (USD) and -28.11% (USD), respectively, according to Bloomberg. Major foreign bond indices were also in negative territory. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -20.43% (USD), while the EM Hard Currency Aggregate Index of emerging markets debt fell by 23.01% (USD), according to Bloomberg. Over that same period, the U.S. dollar surged by 18.98% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY), pressuring the returns on unhedged foreign securities held by U.S. investors.
U.S. bond indices have not been immune to the aggressive tightening of monetary policy by central banks, particularly the U.S. Federal Reserve. The best performing index we track was the U.S. Treasury: Intermediate Index, which posted a total return of -9.23% for the 12-month period ended September 30, 2022. The worst performer was the U.S. Corporate Investment Grade Index which posted a total return of -18.53% for the same period. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 234 basis points (a 157.47% increase over the period) to close at 3.83% on September 30, 2022, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.10% for the 10-year period ended September 30, 2022.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to provide access to a diversified portfolio of 100 small and mid cap companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “SDVY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (11/1/17) to 9/30/22	Inception (11/1/17) to 9/30/22
Fund Performance
NAV	-16.78%	4.72%	25.41%
Market Price	-16.90%	4.72%	25.41%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index	-16.36%	5.34%	29.13%
S&P 1000® Index	-16.35%	5.31%	28.94%
(See Notes to Fund Performance Overview on page 10.)
The Fund generated a net asset value (“NAV”) return of -16.78% during the 12-month period covered by this report. During the same period, the S&P 1000® Index (the “Benchmark”) generated a return of -16.35%. The most significant allocation in the Fund during the period covered by this report went to the Financials sector. Investments in this sector received an average weight of 30.6% and contributed -2.4% to the Fund’s overall return. The most significant contribution to the Fund’s return for the period came from investments in the Consumer Discretionary sector. This sector’s allocation was 19.5% and caused a -6.4% contribution to the Fund’s return. None of the invested sectors had a positive contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	28.8%
Consumer Discretionary	23.8
Industrials	22.7
Information Technology	8.0
Materials	7.8
Energy	4.0
Communication Services	2.0
Consumer Staples	2.0
Real Estate	0.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Landstar System, Inc.	1.1%
Boise Cascade Co.	1.1
Texas Pacific Land Corp.	1.1
Allegion PLC	1.1
Robert Half International, Inc.	1.1
Mueller Industries, Inc.	1.1
Chord Energy Corp.	1.1
UFP Industries, Inc.	1.0
Sturm Ruger & Co., Inc.	1.0
EMCOR Group, Inc.	1.0
Total	10.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Value™ Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 most undervalued stocks comprising the Nasdaq US Large Mid Cap Index™ that exhibit high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “DVLU.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (9/5/18) to 9/30/22	Inception (9/5/18) to 9/30/22
Fund Performance
NAV	-11.71%	2.16%	9.09%
Market Price	-11.66%	2.17%	9.14%
Index Performance
Dorsey Wright Momentum Plus Value™ Index	-11.14%	2.79%	11.85%
S&P 500® Index	-15.47%	7.31%	33.25%
(See Notes to Fund Performance Overview on page 10.)
The Fund generated a NAV return of -11.71% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. The greatest allocation in the Fund during the period covered by this report was to investments in the Financials industry. This sector received an allocation of 33.5% and contributed -3.6% to the Fund’s overall return. The greatest contribution to the Fund’s return for the period came from investments in the Energy sector, which received an allocation of 13.2% and contributed 2.7%. The most negative contribution to the Fund’s return for the period came from the Consumer Discretionary sector. Investments in this sector accounted for -4.3% of underperformance for the Fund during the period covered by this report.

Nasdaq® and Dorsey Wright Momentum Plus Value™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)
Sector Allocation	% of Total Investments
Financials	36.8%
Consumer Discretionary	15.5
Industrials	9.5
Materials	8.8
Health Care	8.2
Information Technology	5.6
Energy	5.0
Consumer Staples	4.9
Utilities	2.9
Communication Services	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Unum Group	3.7%
Jabil, Inc.	3.2
UFP Industries, Inc.	3.1
Reliance Steel & Aluminum Co.	2.9
MetLife, Inc.	2.9
NRG Energy, Inc.	2.9
Nexstar Media Group, Inc.	2.8
McKesson Corp.	2.8
Prudential Financial, Inc.	2.8
American International Group, Inc.	2.7
Total	29.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low Volatility™ Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks comprising the Nasdaq US Large Mid Cap Index™ that exhibit the lowest levels of volatility while still maintaining high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Exchange LLC, under the ticker symbol “DVOL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/22	Inception (9/5/18) to 9/30/22	Inception (9/5/18) to 9/30/22
Fund Performance
NAV	-12.02%	5.70%	25.28%
Market Price	-11.94%	5.72%	25.38%
Index Performance
Dorsey Wright Momentum Plus Low Volatility™ Index	-11.49%	6.37%	28.55%
S&P 500® Index	-15.47%	7.31%	33.25%
(See Notes to Fund Performance Overview on page 10.)
The Fund generated a NAV return of -12.02% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of -15.47%. During the period covered by this report, the Fund allocated 25.1% to the Real Estate sector, which was a greater allocation than that of any other sector during the same period. Investments in this sector caused a -3.9% contribution to the Fund’s return, the most significant contribution to the Fund’s return of any sector during the period. The second largest allocation in the Fund during the period was to the Industrials sector, which contributed -1.8% to the Fund’s return and was the second worst contribution of any sector in the Fund. No sector had a positive contribution to the Fund’s return during the period covered by this report.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)
Sector Allocation	% of Total Investments
Financials	24.6%
Industrials	19.6
Real Estate	14.8
Utilities	12.2
Health Care	11.6
Information Technology	6.5
Consumer Staples	5.6
Consumer Discretionary	3.0
Materials	1.1
Energy	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Waste Management, Inc.	3.2%
Republic Services, Inc.	3.1
FirstEnergy Corp.	3.0
Ameren Corp.	3.0
McDonald’s Corp.	3.0
McKesson Corp.	3.0
AMETEK, Inc.	2.9
Constellation Brands, Inc., Class A	2.9
CenterPoint Energy, Inc.	2.8
Procter & Gamble (The) Co.	2.7
Total	29.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2022 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Dorsey Wright Momentum & Value ETF, or First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$840.30	0.60%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$805.10	0.60%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$843.00	0.60%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2022 through September 30, 2022), multiplied by 183/365 (to reflect the six-month period).

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Auto Components – 1.0%
254,321	Standard Motor Products, Inc.	$8,265,433
	Banks – 12.0%
210,647	Bank OZK	8,333,195
237,101	Citizens Financial Group, Inc.	8,146,790
111,278	Comerica, Inc.	7,911,866
186,825	Eagle Bancorp, Inc.	8,373,496
120,292	East West Bancorp, Inc.	8,076,405
605,776	First BanCorp	8,287,016
328,512	Hilltop Holdings, Inc.	8,163,523
47,808	M&T Bank Corp.	8,429,507
270,204	Pacific Premier Bancorp, Inc.	8,365,516
111,822	Popular, Inc.	8,057,893
223,701	Synovus Financial Corp.	8,391,025
151,511	Zions Bancorp N.A.	7,705,849
		98,242,081
	Building Products – 4.1%
169,019	A.O. Smith Corp.	8,210,943
97,479	Allegion PLC	8,741,917
107,067	Owens Corning	8,416,537
119,015	UFP Industries, Inc.	8,588,122
		33,957,519
	Capital Markets – 3.9%
97,456	Evercore, Inc., Class A	8,015,756
362,137	Franklin Resources, Inc.	7,793,188
266,190	Jefferies Financial Group, Inc.	7,852,605
81,813	Raymond James Financial, Inc.	8,084,761
		31,746,310
	Chemicals – 2.9%
237,664	Avient Corp.	7,201,219
340,414	Huntsman Corp.	8,353,760
96,223	Westlake Corp.	8,359,854
		23,914,833
	Commercial Services & Supplies – 1.0%
65,758	Tetra Tech, Inc.	8,451,876
	Construction & Engineering – 2.1%
122,673	AECOM	8,387,153
74,056	EMCOR Group, Inc.	8,551,987
		16,939,140
	Consumer Finance – 1.0%
571,732	SLM Corp.	7,998,531
	Containers & Packaging – 1.0%
74,043	Packaging Corp. of America	8,314,288
	Diversified Consumer Services – 1.0%
15,801	Graham Holdings Co., Class B	8,500,622
Shares	Description	Value

	Diversified Financial Services – 1.0%
139,090	Voya Financial, Inc.	$8,414,945
	Electronic Equipment, Instruments & Components – 1.0%
41,303	Littelfuse, Inc.	8,206,493
	Food Products – 1.0%
2,394	Seaboard Corp.	8,145,968
	Hotels, Restaurants & Leisure – 1.0%
96,594	Texas Roadhouse, Inc.	8,428,792
	Household Durables – 8.0%
190,474	Century Communities, Inc.	8,148,478
381,732	Ethan Allen Interiors, Inc.	8,069,814
102,359	Installed Building Products, Inc.	8,290,055
350,213	La-Z-Boy, Inc.	7,904,307
297,540	MDC Holdings, Inc.	8,158,547
222,109	PulteGroup, Inc.	8,329,088
200,231	Toll Brothers, Inc.	8,409,702
60,269	Whirlpool Corp.	8,124,864
		65,434,855
	Insurance – 8.0%
67,960	American Financial Group, Inc.	8,354,323
228,498	CNA Financial Corp.	8,431,576
30,882	Everest Re Group Ltd.	8,104,672
217,839	Fidelity National Financial, Inc.	7,885,772
172,899	First American Financial Corp.	7,970,644
400,481	Old Republic International Corp.	8,382,067
113,518	Principal Financial Group, Inc.	8,190,324
218,441	Unum Group	8,475,511
		65,794,889
	IT Services – 2.1%
194,393	Genpact Ltd.	8,508,582
617,779	Western Union (The) Co.	8,340,016
		16,848,598
	Leisure Products – 4.9%
182,018	Acushnet Holdings Corp.	7,915,963
159,529	Johnson Outdoors, Inc., Class A	8,185,433
81,070	Polaris, Inc.	7,754,345
770,909	Smith & Wesson Brands, Inc.	7,994,326
168,830	Sturm Ruger & Co., Inc.	8,574,876
		40,424,943
	Machinery – 9.2%
84,304	AGCO Corp.	8,107,516
96,234	Crane Holdings Co.	8,424,324
141,072	Graco, Inc.	8,457,266
42,659	IDEX Corp.	8,525,401
146,497	Mueller Industries, Inc.	8,707,782
39,919	Nordson Corp.	8,473,606

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
40,571	Snap-on, Inc.	$8,168,971
267,492	Terex Corp.	7,955,212
98,393	Toro (The) Co.	8,509,027
		75,329,105
	Marine – 2.0%
658,345	Genco Shipping & Trading Ltd.	8,249,063
125,979	Matson, Inc.	7,750,228
		15,999,291
	Media – 2.0%
320,218	Interpublic Group of (The) Cos., Inc.	8,197,581
130,501	Omnicom Group, Inc.	8,233,308
		16,430,889
	Metals & Mining – 2.8%
232,554	Commercial Metals Co.	8,251,016
116,535	Steel Dynamics, Inc.	8,268,158
170,566	Worthington Industries, Inc.	6,505,387
		23,024,561
	Oil, Gas & Consumable Fuels – 4.0%
201,885	California Resources Corp.	7,758,440
63,558	Chord Energy Corp.	8,692,828
385,083	Magnolia Oil & Gas Corp., Class A	7,628,494
4,930	Texas Pacific Land Corp.	8,761,744
		32,841,506
	Paper & Forest Products – 1.0%
166,450	Louisiana-Pacific Corp.	8,520,576
	Personal Products – 1.0%
73,485	Medifast, Inc.	7,962,835
	Professional Services – 1.1%
113,964	Robert Half International, Inc.	8,718,246
	Real Estate Management & Development – 0.9%
235,691	Marcus & Millichap, Inc.	7,725,951
	Road & Rail – 2.1%
61,998	Landstar System, Inc.	8,950,651
417,098	Schneider National, Inc., Class B	8,467,090
		17,417,741
	Semiconductors & Semiconductor Equipment – 2.9%
482,716	Amkor Technology, Inc.	8,230,308
94,198	Entegris, Inc.	7,820,318
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
85,964	Universal Display Corp.	$8,110,703
		24,161,329
	Software – 1.0%
411,191	NortonLifeLock, Inc.	8,281,387
	Specialty Retail – 4.9%
798,428	American Eagle Outfitters, Inc.	7,768,704
260,031	Buckle (The), Inc.	8,232,581
78,307	Dick’s Sporting Goods, Inc.	8,194,045
326,923	Haverty Furniture Cos., Inc.	8,140,383
65,076	Williams-Sonoma, Inc.	7,669,207
		40,004,920
	Technology Hardware, Storage & Peripherals – 1.0%
127,284	NetApp, Inc.	7,872,515
	Textiles, Apparel & Luxury Goods – 2.9%
123,130	Columbia Sportswear Co.	8,286,649
496,156	Levi Strauss & Co., Class A	7,179,377
298,656	Steven Madden Ltd.	7,965,156
		23,431,182
	Thrifts & Mortgage Finance – 2.9%
224,672	Essent Group Ltd.	7,834,313
612,618	MGIC Investment Corp.	7,853,763
419,874	Radian Group, Inc.	8,099,369
		23,787,445
	Trading Companies & Distributors – 1.1%
147,716	Boise Cascade Co.	8,783,193
	Total Investments – 99.8%	818,322,788
	(Cost $1,005,213,394)
	Net Other Assets and Liabilities – 0.2%	1,298,415
	Net Assets – 100.0%	$819,621,203

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 818,322,788	$ 818,322,788	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 97.5%
	Aerospace & Defense – 1.0%
3,402	Textron, Inc.	$198,201
	Air Freight & Logistics – 0.7%
973	FedEx Corp.	144,461
	Banks – 9.1%
2,945	Comerica, Inc.	209,390
6,098	Popular, Inc.	439,422
20,469	Regions Financial Corp.	410,813
11,343	Synovus Financial Corp.	425,476
3,439	Wintrust Financial Corp.	280,450
		1,765,551
	Beverages – 2.4%
9,670	Molson Coors Beverage Co., Class B	464,063
	Building Products – 3.1%
8,201	UFP Industries, Inc.	591,784
	Chemicals – 5.9%
3,519	CF Industries Holdings, Inc.	338,704
4,451	Eastman Chemical Co.	316,244
6,448	LyondellBasell Industries N.V., Class A	485,405
		1,140,353
	Construction & Engineering – 1.6%
4,807	MasTec, Inc. (a)	305,244
	Consumer Finance – 1.1%
14,811	SLM Corp.	207,206
	Distributors – 1.0%
3,910	LKQ Corp.	184,357
	Electric Utilities – 2.9%
14,861	NRG Energy, Inc.	568,730
	Electronic Equipment, Instruments & Components – 3.2%
10,577	Jabil, Inc.	610,399
	Food & Staples Retailing – 2.5%
10,613	Albertsons Cos., Inc., Class A	263,839
4,860	Kroger (The) Co.	212,625
		476,464
	Health Care Providers & Services – 8.2%
4,259	Centene Corp. (a)	331,393
1,578	Cigna Corp.	437,848
1,342	Laboratory Corp of America Holdings	274,855
Shares	Description	Value

	Health Care Providers & Services (Continued)
1,580	McKesson Corp.	$536,994
		1,581,090
	Hotels, Restaurants & Leisure – 1.1%
4,527	Boyd Gaming Corp.	215,712
	Household Durables – 4.7%
4,684	Mohawk Industries, Inc. (a)	427,134
3,559	Whirlpool Corp.	479,789
		906,923
	Insurance – 24.2%
11,108	American International Group, Inc.	527,408
7,085	Arch Capital Group Ltd. (a)	322,651
1,467	Assurant, Inc.	213,111
10,275	Axis Capital Holdings Ltd.	505,016
2,169	Globe Life, Inc.	216,249
1,688	Hanover Insurance Group (The), Inc.	216,300
9,377	MetLife, Inc.	569,934
7,279	Principal Financial Group, Inc.	525,180
6,209	Prudential Financial, Inc.	532,608
2,217	Travelers (The) Cos., Inc.	339,644
18,578	Unum Group	720,827
		4,688,928
	IT Services – 2.4%
19,333	DXC Technology Co. (a)	473,272
	Machinery – 1.9%
6,210	Timken (The) Co.	366,638
	Media – 2.8%
3,232	Nexstar Media Group, Inc.	539,259
	Metals & Mining – 2.9%
3,270	Reliance Steel & Aluminum Co.	570,321
	Oil, Gas & Consumable Fuels – 5.0%
5,259	Exxon Mobil Corp.	459,163
18,198	Kinder Morgan, Inc.	302,815
3,335	Occidental Petroleum Corp.	204,936
		966,914
	Professional Services – 1.2%
921	CACI International, Inc., Class A (a)	240,436
	Specialty Retail – 7.4%
4,828	AutoNation, Inc. (a)	491,828
2,034	Lithia Motors, Inc.	436,395
5,205	Penske Automotive Group, Inc.	512,328
		1,440,551

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 1.2%
8,484	Tapestry, Inc.	$241,200
	Total Common Stocks	18,888,057
	(Cost $20,557,061)
REAL ESTATE INVESTMENT TRUSTS – 2.3%
	Mortgage Real Estate Investment Trusts – 2.3%
61,340	Rithm Capital Corp.	449,009
	(Cost $648,020)
	Total Investments – 99.8%	19,337,066
	(Cost $21,205,081)
	Net Other Assets and Liabilities – 0.2%	32,149
	Net Assets – 100.0%	$19,369,215

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,888,057	$ 18,888,057	$ —	$ —
Real Estate Investment Trusts*	449,009	449,009	—	—
Total Investments	$ 19,337,066	$ 19,337,066	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2022
Shares	Description	Value
COMMON STOCKS – 82.3%
	Aerospace & Defense – 2.6%
4,480	Huntington Ingalls Industries, Inc.	$992,320
13,350	Raytheon Technologies Corp.	1,092,831
		2,085,151
	Beverages – 2.9%
10,178	Constellation Brands, Inc., Class A	2,337,683
	Biotechnology – 2.6%
15,739	AbbVie, Inc.	2,112,331
	Commercial Services & Supplies – 6.2%
18,219	Republic Services, Inc.	2,478,513
16,121	Waste Management, Inc.	2,582,745
		5,061,258
	Containers & Packaging – 1.1%
8,092	Packaging Corp. of America	908,651
	Electric Utilities – 3.0%
66,759	FirstEnergy Corp.	2,470,083
	Electrical Equipment – 2.9%
20,872	AMETEK, Inc.	2,367,093
	Electronic Equipment, Instruments & Components – 1.3%
15,575	Amphenol Corp., Class A	1,042,902
	Gas Utilities – 1.7%
21,965	National Fuel Gas Co.	1,351,946
	Health Care Providers & Services – 9.0%
16,237	AmerisourceBergen Corp.	2,197,353
1,917	Chemed Corp.	836,886
7,105	McKesson Corp.	2,414,776
3,692	UnitedHealth Group, Inc.	1,864,608
		7,313,623
	Hotels, Restaurants & Leisure – 3.0%
10,482	McDonald’s Corp.	2,418,617
	Household Products – 2.7%
17,563	Procter & Gamble (The) Co.	2,217,329
	Insurance – 21.9%
6,252	American Financial Group, Inc.	768,558
34,095	Arch Capital Group Ltd. (a)	1,552,686
8,822	Arthur J. Gallagher & Co.	1,510,503
13,796	Assurant, Inc.	2,004,145
11,549	Chubb Ltd.	2,100,532
11,908	Hanover Insurance Group (The), Inc.	1,525,891
Shares	Description	Value

	Insurance (Continued)
14,652	Marsh & McLennan Cos., Inc.	$2,187,397
18,398	Progressive (The) Corp.	2,138,032
13,473	Travelers (The) Cos., Inc.	2,064,064
30,364	W.R. Berkley Corp.	1,960,907
		17,812,715
	IT Services – 5.2%
5,976	Automatic Data Processing, Inc.	1,351,711
9,834	Jack Henry & Associates, Inc.	1,792,443
9,555	Paychex, Inc.	1,072,167
		4,216,321
	Machinery – 1.2%
8,519	Dover Corp.	993,145
	Multi-Utilities – 5.8%
30,198	Ameren Corp.	2,432,449
81,266	CenterPoint Energy, Inc.	2,290,076
		4,722,525
	Oil, Gas & Consumable Fuels – 0.9%
27,160	Williams (The) Cos., Inc.	777,591
	Professional Services – 1.0%
3,156	CACI International, Inc., Class A (a)	823,905
	Road & Rail – 2.5%
10,665	Union Pacific Corp.	2,077,755
	Trading Companies & Distributors – 3.1%
31,144	Fastenal Co.	1,433,870
2,285	WW Grainger, Inc.	1,117,799
		2,551,669
	Water Utilities – 1.7%
10,697	American Water Works Co., Inc.	1,392,321
	Total Common Stocks	67,054,614
	(Cost $72,210,099)
REAL ESTATE INVESTMENT TRUSTS – 17.5%
	Equity Real Estate Investment Trusts – 14.8%
32,966	Apartment Income REIT Corp.	1,273,147
14,709	Camden Property Trust	1,756,990
16,141	Equity LifeStyle Properties, Inc.	1,014,300
46,638	First Industrial Realty Trust, Inc.	2,089,849
12,474	Mid-America Apartment Communities, Inc.	1,934,343
4,416	Public Storage	1,293,049
7,518	Sun Communities, Inc.	1,017,411
17,545	Terreno Realty Corp.	929,710
11,342	Welltower, Inc.	729,517
		12,038,316

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage Real Estate Investment Trusts – 2.7%
60,662	Blackstone Mortgage Trust, Inc., Class A	$1,415,851
41,174	Starwood Property Trust, Inc.	750,191
		2,166,042
	Total Real Estate Investment Trusts	14,204,358
	(Cost $18,319,199)
	Total Investments – 99.8%	81,258,972
	(Cost $90,529,298)
	Net Other Assets and Liabilities – 0.2%	194,589
	Net Assets – 100.0%	$81,453,561

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 67,054,614	$ 67,054,614	$ —	$ —
Real Estate Investment Trusts*	14,204,358	14,204,358	—	—
Total Investments	$ 81,258,972	$ 81,258,972	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2022
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
ASSETS:
Investments, at value	$ 818,322,788	$ 19,337,066	$ 81,258,972
Cash	791,404	18,521	77,073
Receivables:
Dividends	941,664	23,950	160,765
Dividend reclaims	87	—	—
Total Assets	820,055,943	19,379,537	81,496,810
LIABILITIES:
Payables:
Investment advisory fees	434,740	10,322	43,249
Total Liabilities	434,740	10,322	43,249
NET ASSETS	$819,621,203	$19,369,215	$81,453,561
NET ASSETS consist of:
Paid-in capital	$ 1,035,161,833	$ 32,959,122	$ 111,142,463
Par value	355,000	9,500	34,000
Accumulated distributable earnings (loss)	(215,895,630)	(13,599,407)	(29,722,902)
NET ASSETS	$819,621,203	$19,369,215	$81,453,561
NET ASSET VALUE, per share	$23.09	$20.39	$23.96
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	35,500,002	950,002	3,400,002
Investments, at cost	$1,005,213,394	$21,205,081	$90,529,298
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2022
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
INVESTMENT INCOME:
Dividends	$ 19,672,042	$ 549,320	$ 1,803,013
Interest	8,940	159	772
Foreign withholding tax	(36,758)	(1,129)	—
Other	—	44	—
Total investment income	19,644,224	548,394	1,803,785
EXPENSES:
Investment advisory fees	4,135,646	146,712	659,345
Total expenses	4,135,646	146,712	659,345
NET INVESTMENT INCOME (LOSS)	15,508,578	401,682	1,144,440
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(33,667,645)	(1,910,979)	(6,255,044)
In-kind redemptions	9,129,522	331,109	10,836,919
Net realized gain (loss)	(24,538,123)	(1,579,870)	4,581,875
Net change in unrealized appreciation (depreciation) on:
Investments	(182,334,771)	(1,474,104)	(18,738,146)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(206,872,894)	(3,053,974)	(14,156,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(191,364,316)	$(2,652,292)	$(13,011,831)

See Notes to Financial Statements

This page intentionally left blank

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)		First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$ 15,508,578	$ 1,215,419	$ 401,682	$ 403,881
Net realized gain (loss)	(24,538,123)	4,399,493	(1,579,870)	7,489,708
Net change in unrealized appreciation (depreciation)	(182,334,771)	(4,309,095)	(1,474,104)	(1,439,711)
Net increase (decrease) in net assets resulting from operations	(191,364,316)	1,305,817	(2,652,292)	6,453,878
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(14,025,016)	(1,005,851)	(416,941)	(376,450)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	937,688,574	225,198,706	5,097,895	63,958,085
Cost of shares redeemed	(123,351,150)	(24,875,461)	(8,523,685)	(58,491,461)
Net increase (decrease) in net assets resulting from shareholder transactions	814,337,424	200,323,245	(3,425,790)	5,466,624
Total increase (decrease) in net assets	608,948,092	200,623,211	(6,495,023)	11,544,052
NET ASSETS:
Beginning of period	210,673,111	10,049,900	25,864,238	14,320,186
End of period	$819,621,203	$210,673,111	$19,369,215	$25,864,238
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,450,002	550,002	1,100,002	950,002
Shares sold	32,800,000	7,800,000	200,000	2,900,000
Shares redeemed	(4,750,000)	(900,000)	(350,000)	(2,750,000)
Shares outstanding, end of period	35,500,002	7,450,002	950,002	1,100,002

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Year Ended 9/30/2022	Year Ended 9/30/2021

$ 1,144,440	$ 436,137
4,581,875	24,241,948
(18,738,146)	750,009
(13,011,831)	25,428,094

(1,071,096)	(398,380)

93,110,294	173,667,860
(118,688,168)	(202,257,238)
(25,577,874)	(28,589,378)
(39,660,801)	(3,559,664)

121,114,362	124,674,026
$81,453,561	$121,114,362

4,400,002	5,550,002
3,300,000	6,800,000
(4,300,000)	(7,950,000)
3,400,002	4,400,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
	Year Ended September 30,				Period Ended 9/30/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 28.28	$ 18.27	$ 20.37	$ 21.28	$ 19.94
Income from investment operations:
Net investment income (loss)	0.51	0.36	0.33	0.35	0.26
Net realized and unrealized gain (loss)	(5.21)	9.99	(2.08)	(0.92)	1.31
Total from investment operations	(4.70)	10.35	(1.75)	(0.57)	1.57
Distributions paid to shareholders from:
Net investment income	(0.49)	(0.34)	(0.35)	(0.34)	(0.23)
Net asset value, end of period	$23.09	$28.28	$18.27	$20.37	$21.28
Total return (b)	(16.78)%	56.77%	(8.56)%	(2.59)%	7.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 819,621	$ 210,673	$ 10,050	$ 7,128	$ 4,257
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	2.25%	1.77%	1.83%	1.95%	1.49% (c)
Portfolio turnover rate (d)	86%	36%	76%	78%	72%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended September 30,				Period Ended 9/30/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 23.51	$ 15.07	$ 18.52	$ 19.46	$ 19.98
Income from investment operations:
Net investment income (loss)	0.40	0.29	0.25	0.33	0.02
Net realized and unrealized gain (loss)	(3.11)	8.42	(3.44)	(0.94)	(0.54)
Total from investment operations	(2.71)	8.71	(3.19)	(0.61)	(0.52)
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.27)	(0.26)	(0.33)	—
Net asset value, end of period	$20.39	$23.51	$15.07	$18.52	$19.46
Total return (b)	(11.71)%	57.98%	(17.19)%	(3.04)%	(2.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,369	$ 25,864	$ 14,320	$ 19,451	$ 13,625
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.64%	1.68%	1.56%	2.01%	3.61% (c)
Portfolio turnover rate (d)	230%	195%	205%	152%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
	Year Ended September 30,				Period Ended 9/30/2018 (a)
	2022	2021	2020	2019
Net asset value, beginning of period	$ 27.53	$ 22.46	$ 22.81	$ 19.94	$ 19.97
Income from investment operations:
Net investment income (loss)	0.32	0.10	0.28	0.29	0.03
Net realized and unrealized gain (loss)	(3.60)	5.06	(0.30)	2.85	(0.06)
Total from investment operations	(3.28)	5.16	(0.02)	3.14	(0.03)
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.09)	(0.33)	(0.27)	—
Net asset value, end of period	$23.96	$27.53	$22.46	$22.81	$19.94
Total return (b)	(12.02)%	22.98%	0.03%	15.93%	(0.15)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 81,454	$ 121,114	$ 124,674	$ 131,169	$ 13,960
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.04%	0.36%	1.21%	2.37%	3.81% (c)
Portfolio turnover rate (d)	169%	136%	187%	81%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2022
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust SMID Cap Rising Dividend Achievers ETF – (ticker “SDVY”)
First Trust Dorsey Wright Momentum & Value ETF – (ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (ticker “DVOL”)
By operation of law, SDVY, DVLU and DVOL now operate as diversified open-end management investment companies as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust DorseyWright Momentum & Value ETF	DorseyWright Momentum Plus ValueTM Index
First Trust DorseyWright Momentum & Low Volatility ETF	DorseyWright Momentum Plus Low VolatilityTM Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 14,025,016	$ —	$ —
First Trust Dorsey Wright Momentum & Value ETF	416,941	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	1,071,096	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,005,851	$ —	$ —
First Trust Dorsey Wright Momentum & Value ETF	376,450	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	398,380	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
As of September 30, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,623,821	$ (17,877,189)	$ (199,642,262)
First Trust Dorsey Wright Momentum & Value ETF	27,114	(11,751,888)	(1,874,633)
First Trust Dorsey Wright Momentum & Low Volatility ETF	149,989	(20,592,809)	(9,280,082)
D. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021 and 2022 remain open to federal and state audit. As of September 30, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust SMID Cap Rising Dividend Achievers ETF	$ 17,877,189
First Trust Dorsey Wright Momentum & Value ETF	11,751,888
First Trust Dorsey Wright Momentum & Low Volatility ETF	20,592,809
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ (63,976)	$ (4,127,148)	$ 4,191,124
First Trust Dorsey Wright Momentum & Value ETF	—	(321,760)	321,760
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	(10,163,408)	10,163,408

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
As of September 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,017,965,050	$ 5,776,857	$ (205,419,119)	$ (199,642,262)
First Trust Dorsey Wright Momentum & Value ETF	21,211,699	352,347	(2,226,980)	(1,874,633)
First Trust Dorsey Wright Momentum & Low Volatility ETF	90,539,054	866,611	(10,146,693)	(9,280,082)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. (“Licensor”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses which are paid by each respective Fund. SDVY, DVLU and DVOL have each agreed to pay First Trust an annual unitary management fee equal to 0.60% of their average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 579,485,139	$ 578,777,525
First Trust Dorsey Wright Momentum & Value ETF	55,509,543	55,493,786
First Trust Dorsey Wright Momentum & Low Volatility ETF	184,490,584	184,197,238

For the fiscal year ended September 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 936,909,683	$ 122,779,430
First Trust Dorsey Wright Momentum & Value ETF	5,081,446	8,509,753
First Trust Dorsey Wright Momentum & Low Volatility ETF	92,945,386	118,566,707
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022
persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Funds. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee each Fund pays to the First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Dorsey Wright Momentum & Value ETF, and First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust SMID Cap Rising Dividend Achievers ETF	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period from November 1, 2017 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period from September 5, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Value ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	91.44%
For the taxable year ended September 30, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that DVLU and DVOL paid to shareholders during the taxable year ended September 30, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Continuation of  Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
    First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
    First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
    First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information for each Fund for periods ended December 31, 2021 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	221	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	221	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	221	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	221	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	221	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	221	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(1)Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

This page intentionally left blank

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $344,025 for the fiscal year ended September 30, 2021 and $363,713 for the fiscal year ended September 30, 2022.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021 and were $0 for the fiscal year ended September 30, 2022.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021 and were $0 for the fiscal year ended September 30, 2022.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $160,000 for the fiscal year ended September 30, 2021 and $176,104 for the fiscal year ended September 30, 2022. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended September 30, 2021 and were $0 for the fiscal year ended September 30, 2022.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2021 and were $0 for the fiscal year ended September 30, 2022.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2021 and were $0 for the fiscal year ended September 30, 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended September 30, 2021 were $29,500 for the distributor, $23,200 for the advisor, and $160,000 for the registrant and for the fiscal year ended September 30, 2022 were $29,500 for the distributor, $16,500 for the advisor, and $176,104 for the registrant.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	No applicable.

(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Thomas R. Kadlec, Denise M. Keefe, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.
(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 9, 2022

* Print the name and title of each signing officer under his or her signature.